TABLE OF CONTENTS

1.    DEFINITIONS AND INTERPRETATION........................................................................2
      1.1         Definitions...............................................................................2
      1.2         Interpretation............................................................................3
      1.3         Trust Deed................................................................................4
      1.4         Benefit of Trust Deed.....................................................................4
      1.5         Rights Accrued under Original Management Deed.............................................4

2.    MANAGEMENT OF THE FUND................................................................................4
      2.1         Duties, Powers and Discretions of Manager.................................................4
      2.2         Limitations on Trustee's Delegation to Manager............................................5
      2.3         Manager's General Powers..................................................................5
      2.4         Manager's Acknowledgement.................................................................5

3.    MANAGER'S DUTIES WHICH SHALL NOT BE DELEGATED.........................................................6
      3.1         Manager's Certificate.....................................................................6
      3.2         Security Enhancements.....................................................................7
      3.3         Maintenance of Books and Records..........................................................7
      3.4         Mortgage Default Statements...............................................................8
      3.5         Proposals for Investment..................................................................8
      3.6         Hedge Arrangements........................................................................8
      3.7         Reconciliation Statements.................................................................8
      3.8         Compliance with Requirements of Mortgage Insurer..........................................8
      3.9         Recommendations for Appointments..........................................................8
      3.10        Originator Entitlement Reports............................................................9
      3.11        Reports on General Insurances.............................................................9
      3.12        Funds for Settlement of Approved Applications.............................................9
      3.13        Inspection of Originators' Records.......................................................10
      3.14        Originator's Professional Indemnity Reports..............................................10
      3.15        Fund Circulars, Offer Letters, Notices and Requests......................................10
      3.16        Approved Valuers.........................................................................10
      3.17        Reporting and Notice Requirements of Mortgage Insurer....................................10
      3.18        Notification of Changes in Parameters....................................................11

4.    MORTGAGE ORIGINATION DEEDS...........................................................................11
      4.1         Intention to Enter.......................................................................11
      4.2         Manager to Advise Trustee of Defaults....................................................11
      4.3         Assumption of Originator's responsibilities by Manager...................................11

5.    COVENANTS BY MANAGER.................................................................................12
      5.1         Perform Obligations......................................................................12
      5.2         Not to Mortgage Fund Assets..............................................................12
      5.3         Act Continuously.........................................................................12
      5.4         Enforce Rights and Remedies - General....................................................12
      5.5         Enforce Rights Against Originator........................................................12
      5.6         Receipt of Fund Moneys...................................................................12
      5.7         Compliance...............................................................................13
      5.8         Not Bind Trustee nor Compound its Rights.................................................13
      5.9         Prejudicial Investments..................................................................13
      5.10        Trustee's Removal........................................................................13
      5.11        Amendments to Parameters.................................................................13
      5.12        Consumer Credit Code provisions..........................................................13

6.    REMUNERATION OF TRUSTEE AND MANAGER..................................................................14
      6.1         Trustee's Fee............................................................................14


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
      6.2         Manager's Remuneration...................................................................14
      6.3         Manager's Income Fee.....................................................................14
      6.4         Manager's Residual Asset Management Fee..................................................16

7.    TRUSTEE'S ACCEPTANCE OF APPROVED MORTGAGE LOANS......................................................16
      7.1         Acceptance...............................................................................16
      7.2         Rejection................................................................................16
      7.3         Notice of Rejection......................................................................16

8.    LIABILITY OF MANAGER.................................................................................17
      8.1         Manager May Rely Upon Statement or Certificate by Originator etc.........................17
      8.2         Retainer of Consultants and Agents.......................................................17
      8.3         Trustee's Power to Remedy Manager's Default..............................................17
      8.4         Nominated credit provider................................................................17
      8.5         Primary CCC Indemnity....................................................................18
      8.6         Secondary CCC Indemnity..................................................................18
      8.7         Overall Cap on CCC Liability.............................................................18
      8.8         Trustee's Officers.......................................................................18
      8.9         Trustee's CCC Responsibilities...........................................................19
      8.10        Time at which CCC Liability Arises.......................................................19
      8.11        Survival of indemnities..................................................................20
      8.12        Enforcement of indemnities...............................................................20

9.    RETIREMENT OF MANAGER................................................................................20
      9.1         Voluntary Retirement.....................................................................20
      9.2         Compulsory Retirement....................................................................20
      9.3         Manager's Right to Appoint New Manager...................................................21
      9.4         Trustee's Right to Appoint New Manager...................................................21
      9.5         Consequences of Failure to Appoint New Manager...........................................21
      9.6         Appointment Not to Prejudice Trustee Status..............................................21
      9.7         Delivery of Books and Records............................................................22
      9.8         Execution of Deed by New Manager and Release of Retiring Manager.........................22
      9.9         Manager's Entitlements on Retirement/Removal.............................................22
      9.10        Execution of New Mortgage Origination Deeds by New Manager...............................23

10.   GENERAL REPRESENTATIONS AND WARRANTIES BY MANAGER....................................................23
      10.1        Due Incorporation........................................................................23
      10.2        Due Execution............................................................................23
      10.3        No Breach of Other Documents.............................................................23
      10.4        No Litigation etc........................................................................24

11.   CAPACITY AND LIABILITY OF TRUSTEE....................................................................24
      11.1        This Clause to Prevail...................................................................24
      11.2        Definitions for the purposes of this clause..............................................24
      11.3        Limitation of Liability..................................................................24

12.   GENERAL PROVISIONS...................................................................................25
      12.1        Governing Law............................................................................25
      12.2        Notices..................................................................................25
      12.3        Confidentiality and Public Announcements.................................................26
      12.4        Waivers, Remedies Cumulative.............................................................26
      12.5        Date for Performance.....................................................................26
      12.6        Time of the Essence......................................................................26
      12.7        Severability.............................................................................26
      12.8        Amendment................................................................................26

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
      12.9        Counterparts.............................................................................27

THIS RESTATED MANAGEMENT DEED IS MADE THE 8TH DAY OF JUNE 1993

PARTIES PERPETUAL TRUSTEES AUSTRALIA LIMITED ACN 000 431 827 a company incorporated in New South Wales and having its registered office at 39 Hunter Street, Sydney (the "TRUSTEE")

                       PUMA MANAGEMENT LIMITED ACN 003 297 336 (formerly Schroders Australia Mortgage Securities Limited), a company incorporated in New South Wales and having its registered office at Level 22, 20 Bond Street, Sydney (the "MANAGER")

RECITALS

A. By a Trust Deed dated 13 July 1990, made between the Trustee and the person referred to therein as the Founder, as amended by a Deed of Variation of Trust dated on or about the date of this Deed, (the "TRUST DEED"), the "Pooled Unlisted Mortgage Assets Fund" (now called the "Pooled Unlisted Managed Assets Fund" and also the "PUMA Fund") was established.

B. Pursuant to the Trust Deed the Trustee has been appointed as trustee of the Fund.

C. The Trustee is required by clause 9.3 of the Trust Deed to appoint a duly appointed Manager and/or other persons as directed by the Manager to perform those duties, powers and discretions detailed in the Trust Deed.

D. The Trustee is authorised by clause 9.5 of the Trust Deed to delegate to a duly appointed Manager and/or other persons reasonably believed by the Trustee to be competent, any other duties, powers and discretions arising from or in connection with the Fund with the exception of those powers and duties detailed in sub-paragraphs (a) to (c) of the said clause 9.5.

E. Pursuant to a Management Deed (the "ORIGINAL MANAGEMENT DEED") made on 26 July 1990 between the Trustee and the Manager, the Trustee appointed the Manager to perform the functions of the "Manager" as defined in the Trust Deed and as detailed in the Original Management Deed.

F. At the date of this Deed no Sub-Funds have been created and two Warehouse Funds have been created which are known as "The PUMA Warehouse Fund No. 1" (the "SCHRODERS WAREHOUSE FUND") under which the only Warehousing Investor is Schroders Australia Ltd, ACN 000 362 381 (the "SCHRODERS WAREHOUSING INVESTOR") and "The PUMA MAC Fund No. 1" (the "MACQUARIE WAREHOUSE FUND") under which the only Warehousing Investor is Macquarie Bank Limited, ACN 008 583 542 (the "MACQUARIE WAREHOUSING INVESTOR")

G. The Macquarie Warehousing Investor has prior to the execution of this Deed consented to this Deed.

H. The Schroders Warehousing Investor has not been able prior to the execution of this Deed to consent to this Deed.

I. This Deed shall not apply to the Schroders Warehouse Fund or the Warehousing Investor Entitlements of the Schroders Warehousing Investor until such consent by the Schroders Warehousing Investor is given and pending such consent this Deed shall apply only to the Macquarie Warehouse Deed and to each Warehouse Fund and Sub-Fund created hereafter.

J. Subject to the limitation in Recital I, this Deed replaces the Original Management Deed and restates the terms of the Manager's appointment as "Manager" of the Fund with effect in each case from the date hereof.

THE PARTIES AGREE AS FOLLOWS:

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS

       In this Deed and the Recitals unless the context otherwise requires:

       "ANNUAL PERIOD" means each period of one calendar year commencing on 1 April in a year and ending on 31 March in the following year, commencing with the period from 1 November 1996 to 31 March 1997.

       "APPROVED APPLICATION" has the meaning given to it in clause 1.1 of the Mortgage Origination Deed.

       "DISTRIBUTABLE MINIMUM AMOUNT" in relation to a Fee Period of a Sub-Fund means the amount of $1,250 divided by the number of Sub-Funds existing as at the commencement of that Fee Period.

       "DUE DATE" in relation to an Approved Mortgage or Loan means the date stipulated in an Approved Mortgage or Loan (as the case may be) for repayment of the principal sum thereunder.

       "FEE PAYMENT DATE" in relation to:

       (a) a Sub-Fund means each 31 March and 30 September (or such other dates from time to time agreed in writing between the Trustee and the Manager) throughout the duration of the Sub-Fund, with the final Fee Payment Date for the Sub-Fund being the last day of its existence pursuant to the Trust Deed; and

       (b) a Warehouse Fund means each date provided in the corresponding Warehousing Investment Deed to be a Fee Payment Date, or if there is no such Warehousing Investment Deed or if no such date is provided therein to be a Fee Payment Date, 31 March and 30 September throughout the duration of the Warehouse Fund (or such other dates from time to time agreed in writing between the Trustee, the Manager and the corresponding Warehousing Investor) with the final Fee Payment Date for the Warehouse Fund in all cases being the last day of its existence pursuant to the Trust Deed.

       "FEE PERIOD" in relation to a Relevant Fund means the period from (but not including) the previous Fee Payment Date of the Relevant Fund up to (and including) the next Fee Payment Date for that Relevant Fund with the first Fee Period for a Relevant Fund being the period from (and including) the day of its creation pursuant to the Trust Deed up to (and including) the first Fee Payment Date for the Relevant Fund.

       "FEE STATEMENT" means a statement prepared and submitted by the Manager to the Trustee pursuant to clause 6.3(a).

       "INTERIM CALCULABLE NET INCOME" in relation to a Fee Period of a Sub-Fund means the Net Income of the Sub-Fund for that Fee Period after taking into account the Manager's Income Fee for that Sub-Fund for that Fee Period calculated in accordance with clause 6.3(c)(ii)(A) but prior to any adjustment of the Manager's Income Fee pursuant to clauses 6.3(c)(ii)(B) and (C).

       "MANAGER'S CERTIFICATE" means a certificate issued by the Manager to the Trustee pursuant to clause 3.1.

       "MANAGER'S INCOME FEE" means the entitlement of the Manager to a fee on each Fee

       Payment Date determined pursuant to clause 6.3 of this Deed.

       "MANAGER'S RESIDUAL ASSET FEE" means the entitlement of the Manager to the residual asset fee determined pursuant to clause 6.4 of this Deed.

       "MORTGAGE ORIGINATION DEED" means, subject to clause 1.2(d), the pro forma Mortgage Origination Deed annexed to this Deed and marked "A" BUT in the context of an Originator means the Mortgage Origination Deed (whether or not in the form annexed to this Deed and marked "A") actually entered into with that Originator.

       "NET INCOME" in relation to a Fee Period of a Sub-Fund means the net income of the Sub-Fund for the Fee Period ascertained in accordance with the Trust Deed.

       "OFFICER" has the meaning given to it in section 9 of the Corporations
       Law.

       "PARAMETERS" has the meaning given to it in clause 1.1 of the Mortgage Origination Deed.

       "PRIMARY CCC INDEMNITY" means the indemnity given by the Manager under clause 8.5.

       "PRIMARY CCC INDEMNITY CAP" means:

       (a)   in relation to any Nominated Sub-Fund, $1,000,000; or

       (b)   in relation to any other Fund, $500,000,

       or any other amount agreed between the Manager and the Trustee in writing at any time.

       "PROGRAMME PARAMETERS" has the meaning given to it in clause 1.1 of the Mortgage Origination Deed.

       "RELEVANT FUND" means each Warehouse Fund and Sub-Fund.

       "SECONDARY CCC INDEMNITY" means the indemnity given by the Manager under clause 8.6.

       "SECONDARY CCC INDEMNITY CAP" means, in relation to an Annual Period, $9,500,000 (or any other amount agreed between the Manager and the Trustee in writing at any time).

       "SETTLEMENT CONFIRMATION" means a certificate issued to the Trustee and the Manager by the Title Insurer in respect of a Loan and any Approved Mortgages in respect of that Loan in a form agreed to by the parties from time to time.

       "SETTLEMENT STATEMENT" has the meaning given to it in clause 1.1 of the Mortgage Origination Deed.

       "SOLICITORS CERTIFICATE" has the meaning given to it in clause 1.1 of the Mortgage Origination Deed.

       "THIRD SCHEDULE PARAMETERS" has the meaning given to it in clause 1.1 of the Mortgage Origination Deed.

       "TRUSTEE'S FEE" means the entitlement of the Trustee to a fee pursuant to clause 17.1 of the Trust Deed determined pursuant to clause 6.1 of this Deed.

1.2    INTERPRETATION

       In this Deed except to the extent that the context otherwise requires or the contrary intention appears:

       (a) references to any legislation or to any provision of any legislation shall include any statutory modification or re-enactment of, any legislation or provision substituted for or replacing (in whole or in substance) such legislation or provision, and all legislation and statutory instruments issued under, such legislation;

       (b) words denoting the singular number shall include the plural and vice versa;

       (c) words denoting individuals shall include corporations and firms and vice versa;

       (d) references to this Deed or to any other document or agreement, shall include references to this Deed or such document or agreement as novated, supplemented, varied or replaced from time to time;

       (e) references to any person in this Deed or any other document or arrangement shall include reference to its successors and permitted assigns;

       (f)   words denoting any gender shall include all genders;

       (g) headings are for convenience only and shall not affect interpretation of this Deed;

       (h) references to "DOLLARS", "DOLLARS", "$" or to another amount are references to the relevant units of the lawful currency of the Commonwealth of Australia; and

       (i) "WRITING" includes words of like import including printing, typing, lithography and other means of reproducing words in a tangible form.

1.3    TRUST DEED

       Subject to clause 1.1, each expression used herein that is defined in the Trust Deed and is not defined herein shall have the same meaning herein as in the Trust Deed.

1.4    BENEFIT OF TRUST DEED

       The Manager shall have the benefit of all of the rights, powers, discretions and entitlements expressed in favour of or conferred upon, and shall be bound by all of the obligations and responsibilities assumed by, the "Manager" under the Trust Deed as if it was a party thereto.

1.5    RIGHTS ACCRUED UNDER ORIGINAL MANAGEMENT DEED

       The provisions of this Deed shall not affect, diminish or prejudice any right or liability, whether present future or contingent, arising under the Original Management Deed prior to the date hereof AND the performance or omission of any matter or thing by any party thereto prior to the date hereof shall be adjudged and determined in all respects pursuant to the terms of the Original Management Deed.

--------------------------------------------------------------------------------
2.     MANAGEMENT OF THE FUND

2.1    DUTIES, POWERS AND DISCRETIONS OF MANAGER

       (a) The Trustee hereby appoints the Manager to perform those duties, powers and discretions detailed in clause 9.3 of the Trust Deed.

       (b) Without limiting the scope of the appointment made in clause 2.1(a) the Trustee hereby delegates to the Manager:

             (i) the general administration and management of the Fund and each of the assets which constitutes the Fund; and

             (ii)    the conduct of the day-to-day operation of the Fund.

       (c) The Manager hereby accepts its appointment pursuant to clauses 2.1(a) and (b) and agrees that it shall itself, or by its duly authorised agents and/or delegates, carry out the obligations imposed by this Deed, including the delegations pursuant to clause
             9.3 of the Trust Deed generally.

2.2    LIMITATIONS ON TRUSTEE'S DELEGATION TO MANAGER

       It is acknowledged and agreed that nothing in this clause 2 shall be construed as authorising the Manager to be responsible for any of those matters detailed in sub-paragraphs (a) to (c) of clause 9.5 of the Trust Deed.

2.3    MANAGER'S GENERAL POWERS

       Subject to the provisions of clause 3 and without in any way limiting the generality of its powers, the Manager may for the purpose of carrying out and performing its duties and obligations:

       (a) (APPOINT ATTORNEYS): appoint by power of attorney any person to be its attorney for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Manager) as it thinks fit with power for the attorney (but only with the consent of the Manager) to sub-delegate any such powers, authorities or discretions;

       (b) (APPOINT DELEGATES): appoint in writing or otherwise any person to be the agent delegate or nominee of the Manager as the Manager may think necessary or proper for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Manager) as it thinks fit and this power shall include entering into Mortgage Origination Deeds pursuant to clause 4;

       (c) (ENGAGE EXPERTS): employ, engage, appoint and contract with specialist, professional or technical advisers or experts for the provision of specialist services in connection with or to assist the Manager with the management and development of the Fund;

       (d) (ENTER INTO CONTRACTS): enter into contracts and incur expenditure on behalf of the Fund in connection with the management and development of the Fund AND the Trustee shall reimburse the Manager for any such expenditure properly incurred by the Manager to the extent to which the same is reasonable in amount if the Trustee:

             (i) is satisfied in the case of a Sub-Fund that the expenditure is in the interests of the Investors of that Sub-Fund; and

             (ii) is, in accordance with clause 17.2 of the Trust Deed, authorised to reimburse the Manager for the same or in the case of a Warehouse Fund, is permitted by the Warehousing Investment Deed, or has otherwise been authorised by the Warehousing Investor, relating to that Warehouse Fund; and

       (e) (ISSUE DOCUMENTS): authorise the issue, in the name of the Manager, of documents bearing facsimile signatures of the Manager, either with or without proper manuscript signatures of its officers thereon.

2.4    MANAGER'S ACKNOWLEDGEMENT

       In accepting the appointment as Manager, the Manager acknowledges and agrees that it shall not by virtue of that appointment nor the delegation pursuant to clause
       2.1 be deemed to be an agent, sub-agent, attorney or partner of the Trustee in exercising the Manager's rights, powers and discretions and in performing the Manager's duties and obligations under this Deed and that the Manager is an independent contractor in all respects in relation thereto.

--------------------------------------------------------------------------------
3.     MANAGER'S DUTIES WHICH SHALL NOT BE DELEGATED

       The Manager shall be responsible for and attend to the following functions in respect of the Fund and shall not delegate those functions to any person other than a Related Body Corporate of the Manager or an employee of any of them without the prior written consent of the Trustee.

3.1    MANAGER'S CERTIFICATE

       Prior to the settlement of an Approved Mortgage into a Warehouse Fund (either through the advance of moneys for the settlement of a Loan secured by the Approved Mortgage or through the purchase of the Approved Mortgage), the Manager shall provide to the Trustee a certificate, in a form approved by the Trustee, in which the Manager shall certify to the Trustee that to the best of the Manager's knowledge and belief the loan secured by the Approved Mortgage satisfies the criteria for a Loan.

       In such certificate the Manager shall also certify to the Trustee that any further terms and conditions imposed by the Mortgage Insurer and set out in the Solicitors Certificate or Settlement Confirmation comply with the terms and conditions as set out in the corresponding Mortgage Insurance Policy (or cover note relating to the same) issued by the Mortgage Insurer.

       In such certificate, the Manager shall also provide details of the following (which need not be certified by the Manager):

       (a) (DETAILS OF MORTGAGOR): the name and address of the Mortgagor and, where the Mortgagor is not the applicant for a proposed Loan, the name and address of the applicant;

       (b) (PRINCIPAL SUM): the principal sum to be advanced or, in the case of a purchase of an Approved Mortgage, secured by the Approved Mortgage;

       (c) (MATURITY AND INTEREST RATE): the term and rate of interest of that Approved Mortgage;

       (d) (PURCHASE PRICE): in the case of the purchase of an Approved Mortgage, the purchase price for its acquisition;

       (e) (RELEVANT FEES): the Trustee's Fees, the Mortgage Insurer's fees, the Security Enhancement fees, any Hedge Arrangement fees, the Manager's Income Fees and the Originator's fees anticipated to be applicable; and

       (f) (ADDITIONAL INFORMATION): such other information as may be required by the Trustee from time to time.

       The Manager shall not provide such certificate in relation to an Approved Mortgage until:

       (g) (SETTLEMENT STATEMENT): it has received the Settlement Statement in relation thereto from the Originator;

       (h) (SOLICITORS CERTIFICATE OR FROM THE TITLE INSURER A SETTLEMENT CONFIRMATION): it is satisfied that the Trustee has received from the Approved Solicitor a Solicitors Certificate in relation thereto (being either the original or a photocopy or facsimile copy thereof) BUT the Manager shall not be required to certify as to any matter the subject of the Solicitors Certificate or Settlement Confirmation; and

       (i) (MORTGAGE INSURANCE POLICY): it has received from the proposed Mortgage Insurer for that Loan written evidence that the Mortgage Insurer has issued a Mortgage Insurance Policy in respect of that Loan, a certificate of currency, an undertaking to do so or a cover note.

       Subject to clause 7.2, upon receipt by the Trustee of a Manager's Certificate in relation to a given Approved Mortgage and if the Trustee is satisfied that the same has been properly completed in accordance with the requirements hereof, the Trustee shall confirm to the Manager in writing prior to the proposed settlement date that, unless instructed to the contrary in writing by the Trustee and subject to the receipt of settlement funds, it is in order for the Approved Solicitor or the Title Insurer to settle the making of the Loan secured by the Approved Mortgage or the purchase of the Approved Mortgage (as the case may be).

3.2  SECURITY ENHANCEMENTS

       In relation to all Security Enhancements taken out in respect of the Fund the Manager shall:

       (a) (REMAIN CURRENT): ensure to the extent within its reasonable control that at all material times:

             (i)     they are current;

             (ii) all necessary acts matters and things are performed to ensure the preservation of the Trustee's rights and entitlements under those Security Enhancements; and

             (iii) all fees, costs and expenses including premiums are promptly paid as and when they fall due, and for the purposes of this clause 3.2(a) the expression "AT ALL MATERIAL TIMES" shall mean from the time the Approved Mortgage corresponding with the Security Enhancement is accepted into a Sub-Fund until the Due Date of the Approved Mortgage;

       (b) (FIND REPLACEMENT): if any Security Enhancement is terminated for whatever reason, use its reasonable endeavours to find a suitable replacement Security Enhancement and generally to assist the Trustee in complying with the Trustee's obligation imposed by clause 10.7(b) of the Trust Deed to advise Investors in relation thereto;

       (c) (ADVISE TRUSTEE OF ENFORCEMENT): advise the Trustee as to the appropriate course of action to enable the Trustee to exercise in a timely manner any of its rights and obtain any of its entitlements under the Security Enhancements; and

       (d) (PROVIDE REPORTS): provide any reports which are required by the party providing the Security Enhancement from time to time.

       Upon becoming actually aware of any breach of or non-compliance (other than by the Trustee) with any material term or condition or the whole or any of the Security Enhancements made available or continued, the Manager shall promptly notify the Trustee in writing of the same.

3.3    MAINTENANCE OF BOOKS AND RECORDS

       The Manager shall establish and maintain all necessary books, records and accounts of or in relation to the Fund including books and records of all moneys received and disbursed by the

       Trustee on behalf of the Fund and the Manager shall produce the same on demand for the inspection of the Trustee and provide to the Trustee such accounts, reports and details of them as the Trustee may from time to time require.

3.4    MORTGAGE DEFAULT STATEMENTS

       The Manager shall provide calendar monthly statements to the Trustee:

       (a) (Loans in Default): listing those Loans secured by Approved Mortgages in respect of which it has become actually aware that any party to the relevant Loan or Approved Mortgage (other than the Trustee) is in default;

       (b)   (DETAILS OF DEFAULTS): detailing the defaults; and

       (c) (ACTION TO BE TAKEN): advising the Trustee what action has been taken to remedy the default and/or recommending to the Trustee the appropriate action to be taken in respect of the default.

3.5    PROPOSALS FOR INVESTMENT

       The Manager shall make written proposals to the Trustee as to the investment in appropriate Authorised Investments of any funds held from time to time by the Trustee. In making any such proposal the Manager shall certify to the Trustee that to the best of its knowledge the proposed investment is an Authorised Investment and that such an investment complies with the Trust Deed (including clause 10.8 thereof). If, based on such certification from the Manager, the Trustee is satisfied that the proposed investment is an Authorised Investment and that such investment complies with the Trust Deed, it shall make such investment in accordance with the Manager's written proposal in relation thereto.

3.6    HEDGE ARRANGEMENTS

       Whenever considered necessary by the Manager in order to ensure that sufficient moneys are available in the Fund for the payment of Investor Entitlements, Warehousing Investor Entitlements and Fees and Expenses, the Manager may enter into Hedge Arrangements in respect of and on behalf of, and as agent for, the Trustee for the Fund, being Hedge Arrangements of a nature, and having terms, previously approved by the Trustee and that the Trustee is required to enter into pursuant to the Trust Deed.

3.7    RECONCILIATION STATEMENTS

       The Manager shall prepare and maintain appropriate reconciliation and all other bank statements in respect of the Accounts in a form acceptable to the Auditors.

3.8    COMPLIANCE WITH REQUIREMENTS OF MORTGAGE INSURER

       The Manager shall comply promptly with the requirements of the Mortgage Insurer in respect of any default made by a party to a Loan (other than the Trustee) which comes to the actual notice of the Manager and shall carry out any directions given by the Mortgage Insurer, subject always to the Manager notifying the Trustee of any such directions given by the Mortgage Insurer. Any notifications acts or consents required by the Mortgage Insurer pursuant to a Mortgage Insurance Policy shall be given or done by the Manager in accordance with the provisions and requirements of the Mortgage Insurance Policy and the Manager shall promptly thereafter bring the same to the notice of the Trustee.

3.9    RECOMMENDATIONS FOR APPOINTMENTS

       The Manager may make recommendations to the Trustee from time to time for the

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

       appointment or approval as the case may be, or removal, of Approved Solicitors, Approved Valuers and such other professional advisers as the Trustee may require from time to time.

3.10   ORIGINATOR ENTITLEMENT REPORTS

       The Manager shall prepare calendar monthly Originator entitlement reports (or at such intervals as shall be agreed upon from time to time with the Trustee) and submit copies to the Trustee and subject to their approval by the Trustee to the relevant Originator. Each such report shall contain inter alia the following details:

       (a) (Originator): the identification of the Originator to which the report relates;

       (b) (APPROVED MORTGAGES UNDER MANAGEMENT): the total of the principal sums currently advanced on Approved Mortgages held as part of the Fund which have been introduced by that Originator;

       (c) (INTEREST): the rates of interest payable under those Approved Mortgages and, where applicable, details of any change of the rate of interest together with any payments made by Mortgagors which exceed or are less than the interest payments they are obliged to make under the provisions of those Approved Mortgages;

       (d) (AMOUNTS TO BE REIMBURSED): any interest or other moneys arising from or in connection with those Approved Mortgages for which the Originator is entitled to be reimbursed under its Mortgage Origination Deed;

       (e) (ORIGINATOR ENTITLEMENTS): the computation of all amounts to which the Originator is then entitled under its Mortgage Origination Deed; and

       (f) (RECOMMENDATION FOR PAYMENT): a recommendation as to whether all or any of the amounts referred to in clause 3.10(e) should in fact be paid to the Originator.

       The Trustee shall be entitled to assume and rely on the accuracy of an Originator entitlement report prepared and submitted to the Trustee hereunder by the Manager without verifying the accuracy of the contents thereof.

3.11   REPORTS ON GENERAL INSURANCES

       The Manager shall provide a report from time to time to the Trustee of details of the renewal of all general insurance policies taken out in respect of all improvements on the land the subject of Mortgages and in the event that the Manager becomes actually aware that any Originator has failed to comply with its obligations under clause 4 of its Mortgage Origination Deed in relation to such insurances, the Manager shall promptly arrange the requisite insurances in accordance with the requirements of the corresponding Mortgage Insurance Policy.

3.12   FUNDS FOR SETTLEMENT OF APPROVED APPLICATIONS

       The Manager shall ensure to the extent within its reasonable control that funds for settlement of Approved Applications are available through a Warehousing Investor and the Manager acknowledges and agrees that subject to this clause and the terms of any contrary agreement with the Warehousing Investor:

       (a) (LIABILITY FOR COSTS): as between the Trustee and the Manager, the Manager shall be primarily responsible for payment of all costs and expenses incurred by the Warehousing Investor and for which the Trustee or the Manager may be liable in the event that an Approved Application does not proceed to settlement or that settlement is delayed later than the original proposed settlement date, except where

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

             the foregoing results from the Trustee's, or its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default; and

       (b) (LIABILITY TO WAREHOUSING INVESTOR): the Trustee shall only become liable to the Warehousing Investor pursuant to the provisions of the Trust Deed from the date on which the funds provided by the Warehousing Investor are subscribed to the Fund or vested in the Trustee, except where an Approved Application does not proceed to settlement or where settlement is delayed later than the original proposed settlement date as a result of the Trustee's, or its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default.

       For the purposes of this clause, the delegates of the Trustee shall not include the Manager or the Originator. The Manager shall be responsible as between itself and the Trustee for any personal liability of the Trustee for any fraud, negligence or wilful default on the part of an Originator. If the Manager is required to make any payment or incurs any liability to the Trustee hereunder in respect of an Originator the Trustee shall permit the Manager in the Trustee's name to enforce and to have the benefit of, and shall if required by the Manager assign to the Manager, any rights that the Trustee has against such Originator arising from any fraud, negligence or wilful default, or alleged fraud, negligence or wilful default, on the part of such an Originator. The Manager shall indemnify the Trustee against any liability, costs and expenses incurred by the Trustee in relation to such enforcement or assignment.

3.13   INSPECTION OF ORIGINATORS' RECORDS

       At least twice in each financial year, the Manager (by its authorised officers) shall attend the business premises of each Originator and determine to the best of its ability by inspection of the Originator's books and records relating to the Loans whether the Originator is complying with its obligations under its corresponding Mortgage Origination Deed AND providing the Trustee with a written report in respect of each inspection and any recommendations arising out of it as soon as practicable after the inspection.

3.14   ORIGINATOR'S PROFESSIONAL INDEMNITY REPORTS

       The Manager shall provide to the Trustee at least once in every six months and upon request by the Trustee at any other reasonable time a report certifying the currency of each Originator's professional indemnity insurance and fidelity cover and the level of cover (in each case, as advised by the Originator to the Manager).

3.15   FUND CIRCULARS, OFFER LETTERS, NOTICES AND REQUESTS

       The Manager shall submit to the Trustee all circulars, offer letters, notices, reports and like items to Investors or prospective Investors from the Manager for consent prior to issuing any of them.

3.16   APPROVED VALUERS

       The Manager shall keep the Trustee informed from time to time as to the persons who each Mortgage Insurer has approved as an "Approved Valuer".

3.17   REPORTING AND NOTICE REQUIREMENTS OF MORTGAGE INSURER

       The Manager shall assist the Trustee in complying in all respects with the requirements of each Mortgage Insurer under its respective Mortgage Insurance Policy including without limitation:

       (a) (PREPARATION OF CLAIMS): at the direction of the Trustee promptly preparing for signature by the Trustee and lodging with the Mortgage Insurer on the same day or next succeeding Banking Day after signature by the Trustee any claims (including without limitation any claims in respect of interest not paid by borrowers) under Approved Mortgages and, in relation to all such claims, complying in all respects with the terms and conditions of the Mortgage Insurance Policy including without limitation those relating to the making of claims, the time limits imposed by the Mortgage Insurance Policy for the making of claims, and the use completion and lodgement of claim forms, and generally assisting the Trustee in pursuing those claims;

       (b) (NOTIFICATION OF DEFAULTS): without limiting the provisions of clause 3.17(a), where a borrower fails to repay the amount of a Loan on or before the Due Date specified in the relevant Approved Mortgage, preparing the relevant notification to the Mortgage Insurer of that default in a form approved by the Mortgage Insurer for signature by the Trustee and ensuring that the notification is lodged with the Mortgage insurer in compliance with the Mortgage Insurance Policy;

       (c) (REPORTS TO MORTGAGE INSURERS): promptly informing the Trustee if it becomes actually aware of the occurrence of any event under a Mortgage Insurance Policy requiring notification thereof to the corresponding Mortgage Insurer in relation to any Approved Mortgage, preparing the relevant notification to the Mortgage Insurer in a form approved by the Mortgage Insurer for signature by the Trustee and ensuring that such notification is lodged with the Mortgage Insurer within the time limit specified in the Mortgage Insurance Policy; and

       (d) (CORRECTING CLAIMS): where the Mortgage Insurer is of the opinion that a claim is incomplete or incorrect, promptly assisting the Trustee in correcting the claim so that the Mortgage Insurer will pay the claim.

3.18   NOTIFICATION OF CHANGES IN PARAMETERS

       The Manager shall promptly notify all Originators, Approved Solicitors and Title Insurers of any amendments to the Parameters and provide each of them with copies of any such amendments.

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4.     MORTGAGE ORIGINATION DEEDS

4.1    INTENTION TO ENTER

       It is the intention of the parties that a Mortgage Origination Deed shall be entered into by the Manager and the Trustee with such persons as the Manager may desire to appoint as Originators to perform certain functions of the Manager which it is entitled to delegate pursuant to this Deed PROVIDED THAT any such person shall have first been approved as an Originator by each Mortgage Insurer. The Manager shall not agree to any amendments to it without the Trustee's prior written consent (which shall not be unreasonably withheld).

4.2    MANAGER TO ADVISE TRUSTEE OF DEFAULTS

       The Manager shall promptly advise the Trustee of any material breach or default by any Originator under its Mortgage Origination Deed when the Manager actually becomes aware of such breach or default and in respect of any such breach or default shall comply promptly with its obligations under clause 5.5.

4.3    ASSUMPTION OF ORIGINATOR'S RESPONSIBILITIES BY MANAGER

       If a Mortgage Origination Deed is terminated, the Manager shall assume to the extent possible the responsibilities of the Originator thereunder regarding the management, enforcement, and incidental matters, relating to the Approved Mortgages the subject thereof pending the appointment of a new Originator in relation to such Approved Mortgages or the transfer of the responsibilities in relation thereto to an existing Originator. Whilst the Manager has so assumed the responsibilities of an Originator it shall be entitled to the fee and other remuneration that would otherwise be earned by the Originator under such terminated Mortgage Origination Deed.

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5.     COVENANTS BY MANAGER

5.1    PERFORM OBLIGATIONS

       The Manager shall perform and/or exercise the duties, powers and discretions appointed to it pursuant to clause 2.1 or otherwise delegated to it or to which it is appointed under the Trust Deed.

5.2    NOT TO MORTGAGE FUND ASSETS

       The Manager shall not sell mortgage charge or otherwise deal with any Authorised Investment in the Fund except in accordance with the Trust Deed, this Deed and, in the case of a Warehouse Fund, the corresponding Warehousing Investment Deed or as otherwise approved by the corresponding Warehousing Investor.

5.3    ACT CONTINUOUSLY

       The Manager shall act continuously as the manager of the Fund and perform its obligations under this Deed until it retires or is removed pursuant to the provisions of this Deed or the Fund is terminated or vests.

5.4    ENFORCE RIGHTS AND REMEDIES - GENERAL

       Upon becoming actually aware of any breach or non-compliance by any person with their obligations to the Fund, the Manager shall, in consultation with the Trustee and if the Trustee and the Manager consider it to be in the interests of Investors or the Sub-Funds Beneficiary (in the case of a Sub-Fund) or a Warehousing Investor (in the case of a Warehouse Fund), exercise and enforce promptly all rights and remedies of the Manager whether pursuant to this Deed or any other deed, agreement or contract to which the Manager or its authorised delegate is a party relating to any aspect of the Fund.

5.5    ENFORCE RIGHTS AGAINST ORIGINATOR

       In consultation with the Trustee and if the Trustee and the Manager consider it to be in the interests of Investors or the Sub-Funds Beneficiary (in the case of a Sub-Fund) or a Warehousing Investor (in the case of a Warehouse Fund), the Manager shall exercise and enforce promptly all rights and remedies that the Manager may have against any Originator appointed or any delegate or agent of the Manager or any third parties to recover any moneys due to or loss suffered by the Fund so as to ensure that the interests of Investors and Warehousing Investors in particular and the Fund generally are protected at all times.

5.6    RECEIPT OF FUND MONEYS

       The Manager shall use its best endeavours to ensure that all payments made in respect of Approved Mortgages are paid to the Trustee and, in respect of any payments received by the Manager from any Mortgagor under an Approved Mortgage, within one Banking Day of receipt, the Manager shall forward the same to the Trustee or arrange for the same to be credited to the corresponding Account and the Manager shall be deemed to hold any such payments in trust for the Trustee until the Manager has complied with the provisions of this clause.

5.7    COMPLIANCE

       The Manager shall comply with the provisions of the Trust Deed in respect of those functions delegated to it and shall not do anything in respect of those delegated functions that will result in the Trustee becoming liable in its personal capacity as a consequence of any breach by the Manager in the performance of its obligations.

5.8    NOT BIND TRUSTEE NOR COMPOUND ITS RIGHTS

       (a) The exercise by the Manager or any agent or delegate of the Manager in respect of any power vested in it pursuant to the provisions of this Deed shall not be exercised in such a way as to bind the Trustee personally in any manner whatever.

       (b) The Manager shall not settle, compound or compromise nor attempt to settle, compound or compromise any right of the Trustee in respect of any Loan or in respect of any other matters relating to the Fund without the prior written approval of the Trustee (which it shall give if it is in the interests of Investors or the Sub-Funds Beneficiary (in the case of a Sub-Fund) or a Warehousing Investor (in the case of a Warehouse Fund)).

5.9    PREJUDICIAL INVESTMENTS

       The Manager shall notify the Trustee immediately if in the opinion of the Manager the maintenance of an existing investment of the Fund may prejudice the qualification of Registered Stock as a Trustee Investment.

5.10   TRUSTEE'S REMOVAL

       The Manager shall carry out all the obligations imposed on the Manager by clause 19 of the Trust Deed.

5.11   AMENDMENTS TO PARAMETERS

       The Manager shall not amend the Third Schedule Parameters in any way without obtaining the prior written consent of the Trustee. The Manager shall promptly provide the Trustee with a copy of any amendment to the Programme Parameters.

5.12   CONSUMER CREDIT CODE PROVISIONS

       (a) The Manager represents and warrants to the best of its knowledge and belief (having exercised reasonable care having regard to the nature of the Manager's role) that each Loan and Approved Mortgage originated into the Fund from time to time (and any related guarantees or other support) that is regulated by the Consumer Credit Code complies at the time of origination with the applicable provisions of the Consumer Credit Code.

       (b) The Manager undertakes to use reasonable care having regard to the nature of the Manager's role to ensure that each Approved Mortgage that is regulated by the Consumer Credit Code continues to be managed in accordance with the applicable provisions of the Consumer Credit Code.

       (c) The Manager undertakes to cooperate with the Trustee in respect of the establishment and maintenance by the Trustee of a compliance system relating to the Puma Fund which is reasonable in scope having regard to industry standards and criteria for the purposes of establishing a system for ensuring that the Trustee's obligations and liabilities under the Consumer Credit Code as it applies in connection with the Puma Fund are fully discharged and that the Trustee is informed of significant issues arising in relation to the application of the Consumer Credit Code to the Puma Fund.

       (d) The limits applicable to the amount of the Manager's liability under the Primary CCC Indemnity and the Secondary CCC Indemnity do not affect the Manager's liability for breaches of this clause 5.12.

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6.     REMUNERATION OF TRUSTEE AND MANAGER

       The remuneration of the Trustee and the Manager referred to in this clause 6 shall be determined separately for each Warehouse Fund and Sub-Fund (a "RELEVANT FUND") and the following provisions shall apply mutatis mutandis to each of them.

6.1    TRUSTEE'S FEE

       The Trustee's Fee, or the method of calculation thereof, for each Relevant Fund shall be as agreed in writing from time to time between the Trustee and the Manager. The Trustee and the Manager may from time to time agree in writing to alter the Trustee's Fee provided that any such agreement shall not affect the Trustee's Fee in respect of those Sub-Funds in existence immediately prior to the date of any such agreement under this clause.

6.2    MANAGER'S REMUNERATION

       In consideration of the Manager performing its functions and duties hereunder and under the Trust Deed, it shall be entitled for its own use and benefit to the following:

       (a) the Manager's Income Fee for each Fee Period in respect of each Relevant Fund; and

       (b) subject to clause 9.9, the Manager's Residual Asset Fee in respect of each Sub-Fund.

6.3    MANAGER'S INCOME FEE

       The Manager's Income Fee for each Relevant Fund shall be calculated and payable as follows (subject, in the case of a Warehouse Fund, to any contrary agreement with the Warehousing Investor in relation thereto):

       (a) (PREPARE FEE STATEMENT): Not later than the last Banking Day prior to a Fee Payment Date for the Relevant Fund the Manager shall prepare and submit to the Trustee a statement in respect of the Relevant Fund for the Fee Period ending on that Fee Payment Date setting out, inter alia, details of the following for the Fee Period to which it relates:

             (i) the receipts of the Relevant Fund from Authorised Investments and other investments;

             (ii) all Fees and Expenses for the Relevant Fund that the Trustee has been or is entitled to be reimbursed pursuant to the provisions of the Trust Deed;

             (iii) the Investor Entitlements or Warehousing Investor Entitlements (as the case may be) paid or accrued and unpaid for the Relevant Fund;

             (iv) the fees and income relating to the Relevant Fund that have been paid to the Originators or to which they are entitled in accordance with the Mortgage Origination Deeds;

             (v)     any other moneys held in the Account for the Relevant Fund;

             (vi) any fees to which Originators may become entitled for the first month of the next Fee Period for the Relevant Fund;

             (vii)   in the case of each Sub-Fund:

                     (A)  the Interim Calculable Net Income of the Sub-Fund; and

                     (B)  the Net Income of the Sub-Fund; and

             (viii)  the Manager's Income Fee for the Relevant Fund,

             AND the Manager shall in the statement give a warranty as to the accuracy of its contents.

       (b) (APPROVAL BY TRUSTEE): Within 2 Banking Days of receipt of the Fee Statement the Trustee shall notify the Manager of its approval or otherwise thereof. If there is any disagreement between the Trustee and the Manager as to any part of the Fee Statement which the parties are unable to resolve within 5 Banking Days of receipt of the Fee Statement by the Trustee, the matter shall be referred to the Auditor of the Relevant Fund for determination. The Auditor shall act as independent expert, not as arbitrator, and the determination in writing of the Auditor shall be conclusive and binding on the Manager and the Trustee. The Auditor shall be requested to give its determination within 5 Banking Days of the referral of the disagreement to it. The costs of the Auditor's determination shall be borne by the Trustee as trustee of the Relevant Sub-Fund unless the Auditor is of the opinion, in light of the determination, that it is proper for such costs to be borne by the Manager.

       (c) (MANAGER'S INCOME FEE): The Manager's Income Fee for a Fee Period in relation to each Relevant Fund shall be calculated as follows:

             (i) in relation to each Warehouse Fund, as from time to time agreed in writing between the corresponding Warehousing Investor and the Manager, and issued in writing to the Trustee; and

             (ii)    in relation to each Sub-Fund, in the following manner:

                     A. subject to paragraphs (B) & (C) of this sub-clause, the Manager's Income Fee for a Fee Period shall be 2 1/2 per cent (or such other percentage as from time to time agreed in writing with the Trustee) per annum of the Face Value of Authorised Investments of the Sub-Fund for the Fee Period calculated daily during the Fee Period and based on a year of 365 days;

                     B. if the Interim Calculable Net Income of a Sub-Fund for a Fee Period of a Sub-Fund is less than the Distributable Minimum Amount, the Manager's Income Fee for the Fee Period shall be adjusted by reducing it by so much so that the Net Income of the Sub-Fund for that Fee Period is equal to the Distributable Minimum Amount; and

                     C. if the Interim Calculable Net Income of a Sub-Fund for a Fee Period is greater than the Distributable Minimum Amount, the Manager's Income Fee for the Fee Period shall be adjusted by increasing it by 90% of the difference between such Interim

                          Calculable Net Income and the Distributable Minimum Amount.

       (d) (PAYABLE): The Manager's Income Fee in respect of a Relevant Fund and a Fee Period shall accrue due and, subject to clause 14.5 of the Trust Deed, shall be payable on each Fee Payment Date for that Relevant Fund and Fee Period.

       (e) (CORRECTION OF FEE STATEMENT): If at any time either party becomes aware that a Fee Statement is incorrect in any way, then that party shall immediately notify the other and the Manager shall promptly prepare an amended Fee Statement and submit it to the Trustee for approval. Upon approval of the amended statement:

             (i) if it discloses an overpayment has been made to the Manager pursuant to clause 6.3(d), the Manager shall promptly repay the amount of that overpayment to the Trustee; and

             (ii) if it discloses that there is a further amount owing to the Manager pursuant to clause 6.3(d), the Trustee shall promptly pay that amount to the Manager.

       (f) (FEE ABSOLUTE): The parties acknowledge and agree that the Manager's entitlement to the Manager's Income Fee shall not in any way be affected or diminished by the repayment (for any reason) of a Loan prior to the Due Date under the relevant Approved Mortgage.

6.4    MANAGER'S RESIDUAL ASSET MANAGEMENT FEE

       Subject to clause 9.9, if upon the termination of a Sub-Fund, and after the application of the assets and moneys of the Sub-Fund pursuant to clauses 14.2, 14.5 and 14.6 of the Trust Deed, there is a surplus in excess of $1,000, the Manager shall be entitled to payment of a residual asset management fee of the amount of such excess.

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7.     TRUSTEE'S ACCEPTANCE OF APPROVED MORTGAGE LOANS

7.1    ACCEPTANCE

       Subject to the provisions of clause 7.2 the Trustee shall accept all Approved Applications for Loans and all Approved Mortgages arising from Approved Applications shall be taken into a Warehouse Fund.

7.2    REJECTION

       Subject to any contrary agreement with, or instructions from, the corresponding Warehousing Investor, the Trustee may decline to make a Loan or to purchase an Approved Mortgage secured by a Loan in the circumstances contemplated in clauses 2.13.1-2.13.9 (inclusive) of the Mortgage Origination Deed under which it is entitled to cancel the corresponding Approved Application AND the Manager and the Trustee acknowledge and agree that the Trustee shall not be obliged to advance any funds for settlement of a Loan or to purchase any Approved Mortgage secured by a Loan until it has received each of the items and/or is satisfied as to each of the matters (as the case requires) referred to in such clauses 2.13.1-2.13.9 (inclusive) of the Mortgage Origination Deed.

7.3    NOTICE OF REJECTION

       Where the Trustee cancels any Approved Application pursuant to a Mortgage Origination Deed it shall promptly notify the Manager in writing to this effect giving reasonable details of its grounds for so doing.

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8.     LIABILITY OF MANAGER

       The Manager and the Trustee adopt the provisions of clauses 20 and 23.6 of the Trust Deed as the same apply to the Manager as if they were set out at length in this clause 8 and references in clauses 20 and 23.6 of the Trust Deed to "this Deed" unless repugnant to the context shall include references to this Restated Management Deed. Without limiting any of those provisions the further provisions set out in this clause shall also apply.

8.1    MANAGER MAY RELY UPON STATEMENT OR CERTIFICATE BY ORIGINATOR ETC.

       The Manager may act in reliance upon any statement or certificate (or the contents thereof) by an Originator, an Approved Solicitor , a Title Insurer, an Approved Valuer or any other person believed by the Manager in good faith to be competent in relation to the matters upon which it is consulted by the Manager, that the Manager has no reason to believe is not correct, genuine, signed by the proper parties and with appropriate authority. The Manager shall not be liable for any thing done or suffered or omitted to be done in reliance upon any such statement or certificate (or the contents thereof). Without limiting the generality of this clause
       8.1 the Manager may for all purposes (including pursuant to clause 3.1) rely upon any statement (and the information contained therein) by an Originator in determining that a proposed loan will constitute a "Loan" secured by an "Approved Mortgage".

8.2    RETAINER OF CONSULTANTS AND AGENTS

       Where pursuant to its powers under this Deed the Manager retains any person to undertake any work or provide any services or advice to the Manager then:

       (a) (MANAGER LIABLE FOR COSTS): the Manager shall be primarily liable for payment of any retainer, fees, costs or other expenses due to that person; and

       (b) (MANAGER ENTITLED TO REIMBURSEMENT): the Manager shall be entitled to reimbursement by the Trustee for any such expenditure and the Trustee shall make such reimbursement on the next succeeding date for payment of Investor Entitlements or, if proper provision has been made to the satisfaction of the Trustee in the books of the relevant Warehouse Fund or Sub-Fund, then upon demand for reimbursement by the Manager.

8.3    TRUSTEE'S POWER TO REMEDY MANAGER'S DEFAULT

       If the Manager is in default in the performance of any of its material obligations under this Deed THEN without prejudice to any other rights or remedies of the Trustee the Trustee may in its absolute discretion (but shall in respect of a default under clause 3.2) remedy the default after having given 10 days' written prior notice thereof to the Manager (if such default constitutes or would lead to a breach under any other Transaction Document and a shorter period is provided for therein before such breach constitutes an event of default or a termination event (or the equivalent thereof howsoever described), then the Trustee before being entitled to remedy that default shall only be required to give that shorter period less one day of written prior notice of such default to the Manager). The Manager hereby irrevocably authorises the Trustee to deduct all costs and expenses so incurred by the Trustee from the Manager's Income Fee.

8.4    NOMINATED CREDIT PROVIDER

       For the purposes of regulation 75 of the Consumer Credit Amendment Regulation (No. 3) 1996 of Queensland (as applicable in each state and territory of Australia) the Trustee nominates the Manager as the "credit provider" in respect of each credit contract entered into by the Trustee in relation to the Funds, with liability as provided in clauses 8.5 and 8.6. The Manager agrees to be the "nominated credit provider" on those terms for the purposes of all such credit contracts.

8.5    PRIMARY CCC INDEMNITY

       (a) Subject to clauses 8.5(b) and 8.7, the Manager must indemnify the Trustee and its Officers on demand, free of any set-off or counterclaim, against any CCC Liability in connection with the Funds, except to the extent that such CCC Liability arises from the Trustee's, or any of its Officers', employees', agents' or delegates' (excluding the Manager), fraud, negligence or wilful default.

       (b) The Manager's liability under the Primary CCC Indemnity in respect of any amount is subject to the limitation that the Manager's aggregate liability under the Primary CCC Indemnity in any Annual Period for any individual Fund cannot exceed the Primary CCC Indemnity Cap for that Fund.

8.6    SECONDARY CCC INDEMNITY

       (a) Subject to clauses 8.6(b) and 8.7, the Manager must indemnify the Trustee and its Officers in its personal capacity only (and not in its capacity as trustee of, nor for the benefit of, any of the trusts comprising the Funds) on demand, free of any set-off or counterclaim, in respect of any CCC Liability incurred by the Trustee personally in the course of acting in its capacity as trustee of the Funds and which remains outstanding after exhaustion of the Primary CCC Indemnity and the Trustee's rights of indemnity from the assets of the Funds, except to the extent that such CCC Liability arises from the Trustee's, or any of its Officers', employees', agents' or delegates' (excluding the Manager), fraud, negligence or wilful default.

       (b) The Manager's liability under the Secondary CCC Indemnity in respect of any amount is subject to the condition that the Manager's aggregate liability under the Secondary CCC Indemnity in any Annual Period for the entire PUMA Fund cannot exceed the Secondary CCC Indemnity Cap. However this limitation does not apply in relation to Nominated Sub-Funds.

8.7    OVERALL CAP ON CCC LIABILITY

       (a) Subject to clause 8.7(b), the Manager's aggregate liability under the Primary CCC Indemnity and the Secondary CCC Indemnity in any Annual Period for the entire PUMA Fund cannot exceed $10,000,000 (or any other amount agreed between the Manager and the Trustee in writing at any time).

       (b) The limitation imposed in clause 8.7(a) does not apply to Nominated Sub- Funds.

8.8    TRUSTEE'S OFFICERS

       The Manager acknowledges that:

       (a) the Trustee holds the benefit of the Primary and Secondary CCC Indemnities (the "INDEMNITIES") for itself and on behalf of its Officers; and

       (b) the Trustee is entitled to enforce the indemnities on behalf of its Officers.

       The trust on which the benefit of the indemnities are held will terminate on the date which is 80 years after the date of this Deed, unless terminated earlier by the Trustee. A person will be an Officer for the purposes of this Deed if that person is an Officer at any time, whether before or after the date of this Deed and notwithstanding the person has ceased to be an Officer. Any amounts received by the Trustee under the indemnities will, after deduction of all amounts payable to the Trustee itself under or in connection with the indemnities or their enforcement, be paid to each Officer pro rata to the amounts owing to that Officer.

8.9    TRUSTEE'S CCC RESPONSIBILITIES

       (a) If a claim is made by a person against the Trustee or any of its Officers in any way out of or in connection with CCC Liability for which the Trustee is entitled to be indemnified by the Manager under this Deed, the Trustee must:

             (i)     give written notice of the claim promptly to the Manager;

             (ii) at the expense of the Manager, take any action (including legal proceedings) which the Manager reasonably requires to avoid, dispute, defend, appeal or compromise the claim and any adjudication of it;

             (iii) at the expense of the Manager, render all reasonable assistance and co-operation to the Manager in the conduct of any legal or other proceedings including, without limitation:

                     A. providing the Manager with any relevant documents in its possession; and

                     B. signing all relevant documents, authorities and directions,

                     which the Manager may reasonably require for the prosecution or advancement of any legal or other proceedings, but excluding any documents which are not relevant or in respect of which the Trustee is entitled to legal privilege; and

             (iv) use reasonable endeavours to procure that each of its Officers complies with this clause 8.9.

             The Manager will not be liable to the Trustee's Officers under the Primary or Secondary CCC Indemnities in respect of any amount of CCC Liability that arises because of a failure of the Trustee's Officers to comply with this clause 8.9(a)

       (b) The Trustee must establish and maintain procedures designed to ensure that the Manager is advised as soon as practicable of any notice given or purportedly given to the Trustee under section 53(a) of the Consumer Credit Code in respect of an Approved Mortgage or proposed Approved Mortgage.

8.10   TIME AT WHICH CCC LIABILITY ARISES

       For the purposes of the Primary and Secondary CCC Indemnities and their availability during any Annual Period, CCC Liability arises in the Annual Period during which it is first incurred by the Trustee (or its Officers). Without limiting the generality of the previous sentence:

       (a) CCC Liability the subject of an order or judgment of a court (as defined in the Consumer Credit Code) or other judicial body arises when an order or judgment in respect of that amount of liability is first made or given against the Trustee (or its Officer); and

       (b) CCC Liability the subject of a settlement in respect of a claim arises when that settlement is first entered into by the Trustee (or its Officer).

8.11   SURVIVAL OF INDEMNITIES

       Each of the Primary and Secondary CCC Indemnities is a continuing obligation, separate and independent from the other obligations of the parties and it remains in force notwithstanding:

       (a) the termination, discharge or performance of those other obligations;

       (b)   the completion of the transactions contemplated by this Deed;

       (c)   the termination of the PUMA Fund or any of the Funds comprising it;
             and

       (d)   the removal or resignation of the Trustee under the Trust Deed.

8.12   ENFORCEMENT OF INDEMNITIES

       It is not necessary for the Trustee to make payment before enforcing the Primary or Secondary CCC Indemnities.

--------------------------------------------------------------------------------
9.     RETIREMENT OF MANAGER

9.1    VOLUNTARY RETIREMENT

       Subject to clause 9.5, the Manager may at any time retire as Manager upon giving not less than ninety days written notice to the Trustee (or such shorter period of notice as may be agreed with the Trustee) PROVIDED THAT no retirement of the Manager shall become effective until the appointment of a new Manager in accordance with clauses 9.3 or 9.4.

9.2    COMPULSORY RETIREMENT

       The Manager shall retire immediately upon written notice from the Trustee upon the occurrence of any of the following events:

       (a)   (WINDING UP): the commencement of the winding up of the Manager;

       (b) (RECEIVER): the appointment of a receiver or official manager in respect of the whole or part of the undertaking of the Manager;

       (c) (ARRANGEMENT): a compromise or arrangement by the Manager with its creditors;

       (d) (MATERIAL BREACH): failure of the Manager to remedy within fourteen days after written notice by the Trustee any material breach of its obligations;

       (e)   (CEASE BUSINESS): the cessation by the Manager of its business;

       (f) (CHANGE OF CONTROL): if without the prior written consent of the Trustee there occurs:

             (i) a change in fifty-one per cent (or such other percentage the Trustee may in its absolute discretion determine shall constitute a change in the effective control of the Manager) of the shareholding of the Manager existing at the date of this Deed (whether occurring at one time or through a series or succession of transfers or issues of shares); or

             (ii) a change in the effective management of the Manager as existing at the date of this Deed such that the Manager is no longer able to fulfil its duties and obligations in relation to the Fund; or

             (iii) the establishment by any means of any trust under which any third party becomes a beneficial owner of any of the Manager's rights under this Deed,

             and the determination of the Trustee (acting bona fide and reasonably) that any of these matters has occurred shall be conclusive.

       If the Manager fails to retire after such notice, the Trustee shall have the right to remove the Manager immediately.

9.3    MANAGER'S RIGHT TO APPOINT NEW MANAGER

       The Manager shall have the exclusive right for sixty days after giving the notice of retirement referred to in clause 9.1 to nominate a new Manager (the "MANAGER'S NOMINEE") for appointment by the Trustee in its stead. The Trustee shall not refuse to appoint the Manager's Nominee if the Manager has:

       (a) (APPROVED BY CURRENT RATING AUTHORITIES): certified to the Trustee that the Manager's Nominee would not cause to its knowledge a reduction or withdrawal of the rating by each Current Rating Authority of Registered Stock (or Specified Investor Securities, as the case may be) relating to each Sub-Fund and is willing to act as and undertake the obligations of the Manager contained in this Deed;

       (b) (APPROVED BY MORTGAGE INSURERS): procured the approval by each Mortgage Insurer of the proposed appointment; and

       (c) (MANAGER NOT IN DEFAULT): not done or omitted to do any act or thing which shall constitute an unremedied breach of the Manager's material obligations contained in this Deed.

       If within the sixty day period referred to in this clause 9.3 the Trustee has not approved the appointment of the Manager's Nominee the Trustee shall for the succeeding period of sixty days have the exclusive right to appoint a new Manager.

9.4    TRUSTEE'S RIGHT TO APPOINT NEW MANAGER

       Where the Manager has retired or has been removed by the Trustee pursuant to clause 9.2, the Trustee shall have the right to appoint a new Manager and until the appointment is complete the Trustee shall act as Manager.

9.5    CONSEQUENCES OF FAILURE TO APPOINT NEW MANAGER

       Where the Manager has given notice of retirement pursuant to clause 9.1 and no new Manager has been appointed within one hundred and twenty days from the date of the Manager's notice, then the Manager shall not be entitled to retire, but shall continue as Manager until termination of all Sub-Funds pursuant to the Trust Deed PROVIDED THAT:

       (a) the Trustee shall not accept further subscriptions to the Fund or any Sub-Fund or Warehouse Fund or permit further investments to be vested in it pursuant to the Trust Deed; and

       (b) the Manager may at any time and from time to time submit further proposals to the Trustee for the appointment of a company or companies to act as Manager.

9.6    APPOINTMENT NOT TO PREJUDICE TRUSTEE STATUS

       Notwithstanding the foregoing provisions, no new Manager shall be appointed as Manager of the Fund where such appointment is likely to prejudice the rating issued by a Current Rating Agency in respect of any Registered Stock or Specified Investor Securities.

9.7    DELIVERY OF BOOKS AND RECORDS

       The Manager shall on retirement or removal deliver to the new Manager all documents, records, accounts, registers and other property of whatever nature relating to the Fund PROVIDED THAT the Manager shall be entitled prior to such delivery to take and retain for its own purposes and its own expense, but without causing material delay, a copy of the foregoing.

9.8    EXECUTION OF DEED BY NEW MANAGER AND RELEASE OF RETIRING MANAGER

       (a) Any company appointed as Manager pursuant to this clause 9 shall prior to its appointment execute a Deed in such form as the Trustee may require (subject to this clause 9.8) whereby such company shall undertake to perform all the obligations of the retiring Manager under this Deed and thereupon the retiring Manager shall be absolved and released from all further obligations under this Deed and the new Manager shall and may thereafter exercise all the powers and enjoy all the rights (subject to clause 9.9) and shall be subject to all the duties and obligations of the Manager under this Deed as fully as if such new Manager had been originally named as a party to this Deed but the new Manager shall not be required to accept responsibility for any antecedent fraud, negligence or wilful default on the part of the retiring Manager.

       (b) Any release in accordance with this clause 9.8 shall not extend to any antecedent fraud, negligence or wilful default on the part of the retiring Manager.

       (c) A condition of the appointment of a new Manager shall be that the new Manager procures the discharge to the Manager of all the Trustee's liabilities to the Manager whether actual, contingent or accrued (subject to clause 9.9 in the case of the Manager's Income Fee and the Manager's Residual Asset Fee).

9.9    MANAGER'S ENTITLEMENTS ON RETIREMENT/REMOVAL

       Notwithstanding the Manager's retirement or removal for whatever reason it shall retain its entitlement to the Manager's Income Fee but only up to the date of its retirement or removal PROVIDED ALWAYS that the Manager's Income Fee shall be payable subject to the following criteria:

       (a)   (CALCULATION OF FEE PERIOD): the Fee Period referred to in clause
             6.3 shall for the purposes of this clause 9.9 mean the period from the previous Fee Payment Date to the date of retirement and/or removal;

       (b) (FEE STATEMENT): the computation of those items listed in clause 6.3(a) shall be calculated for the Fee Period referred to in clause 9.9(a);

       (c) (PAYMENT): the payment and calculation of the Manager's Income Fee shall be made at such time as it would have occurred in the usual course if the retirement or removal had not occurred;

       (d) (SET-OFF): the payment shall be reduced by any indebtedness and/or liability which the Trustee reasonably considers has arisen or may arise and for which the Manager is and/or shall be liable under the provisions of this Deed;

       (e) (PERFORMANCE OF MATERIAL OBLIGATIONS): the Manager's Income Fee shall become due and payable only when, subject to clause 9.9(d), the Trustee considers the

             Manager has satisfied all of its material obligations imposed by this Deed and the Trust Deed or the responsibility for performing any outstanding material obligations has been assumed by a new Manager.

       Notwithstanding the Manager's retirement or removal, the Manager shall on the termination of a Sub-Fund be entitled to the payment of a proportion of the Manager's Residual Asset Fee, the proportion being so much of the period of its appointment in relation to the Sub-Fund as bears to the life of the Sub-Fund.

9.10   EXECUTION OF NEW MORTGAGE ORIGINATION DEEDS BY NEW MANAGER

       Any company appointed as the Manager pursuant to the provisions of this clause 9 shall promptly arrange for preparation and execution of appropriate documents to vest in the Manager the rights and duties of a Manager under any then existing Mortgage Origination Deed.

--------------------------------------------------------------------------------
10.    GENERAL REPRESENTATIONS AND WARRANTIES BY MANAGER

       The Manager represents and warrants to the Trustee that:

10.1   DUE INCORPORATION

       The Manager has been duly incorporated and is validly existing under the laws of Australia, with full power and authority (corporate and other) to conduct its business as now being conducted and to enter into and perform its obligations under this Deed, owns or possesses or has obtained all material governmental registrations, licences, permits, consents, orders, approvals and other authorisations necessary to carry on its business as now being conducted, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations, noncompliance with which could have a material adverse effect on the Manager, in the jurisdictions in which it is conducting business.

10.2   DUE EXECUTION

       This Deed has been duly authorised, executed and delivered by the Manager and will constitute a valid and binding agreement of the Manager in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganisation, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors' rights generally or the rights of creditors of trust fund managers or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

10.3   NO BREACH OF OTHER DOCUMENTS

       Neither the execution nor the delivery of this Deed nor the issuance, delivery and sale of Registered Stock, nor the consummation of any other of the transactions contemplated herein nor the fulfilment of the terms of this Deed or the Registered Stock will result in the breach of any term or provision of the Memorandum and Articles of Association of the Manager or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Manager is a party or by which it is bound, or any statute, order or regulation applicable to the Manager of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Manager or any of its subsidiaries or other related companies. The Manager is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which to the best knowledge of the Manager materially and adversely affects, or may in the future materially and adversely affect:

       (a) the ability of the Manager to perform its obligations under this Deed; or

       (b) the business, operations, financial condition, properties or assets of the Manager.

10.4   NO LITIGATION ETC.

       There are no actions or proceedings against, or investigations of, the Manager pending, or, to the knowledge of the Manager threatened, before any court, administrative agency or other tribunal:

       (a)   asserting the invalidity of this Deed or any Registered Stock;

       (b) seeking to prevent the issuance of any Registered Stock or the consummation of any of the transactions contemplated by this Deed; or

       (c) which might materially and adversely affect the performance by the Manager of its obligations under, or the validity or enforceability of, this Deed or any Registered Stock.

--------------------------------------------------------------------------------
11.    CAPACITY AND LIABILITY OF TRUSTEE

11.1   THIS CLAUSE TO PREVAIL

       All provisions of this Deed shall have effect and be applied subject to clause 11.3.

11.2   DEFINITIONS FOR THE PURPOSES OF THIS CLAUSE

       For the purposes of clause 11.3:

       (a) "OBLIGATIONS" means all obligations and liabilities of whatsoever kind undertaken or incurred by or devolving upon the Trustee (construed in the absence of clause 11.3) under or in respect of this Deed or any deed, agreement or other instrument collateral herewith or given or entered into pursuant hereto; and

       "ASSETS" includes all assets, property and rights real or personal of any nature whatsoever;

       (b) a reference to fraud, negligence or wilful default by the Trustee includes a reference to fraud, negligence or wilful default by any officer, employee, delegate (other than an Originator) or agent of the Trustee; and

       (c) the expression "wilful default" in relation to an Obligation means a wilful default by the Trustee in performing an Obligation when there are sufficient Assets of the Warehouse Fund or Sub-Fund to which such Obligation relates or can be properly apportioned to recoup or reimburse the Trustee for any costs and expenses it would have incurred had it performed or complied with such Obligation.

11.3   LIMITATION OF LIABILITY

       The Trustee enters this Deed only as trustee of the Fund and, notwithstanding anything herein contained, the Manager acknowledges and declares that the Obligations are undertaken or incurred by the Trustee severally in its capacity as trustee of one or more Warehouse Funds and Sub-Funds and, accordingly, except for the Trustee's liability resulting from the Trustee's fraud, negligence or wilful default of an Obligation, the recourse of the Manager against the Trustee in respect of such Obligation is limited severally to the Trustee's right of indemnity out of the Assets of each of the Warehouse Funds or Sub-Funds in relation to which that Obligation was incurred or can be properly apportioned.

--------------------------------------------------------------------------------
12.    GENERAL PROVISIONS

12.1   GOVERNING LAW

       This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales and the parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the courts of that State.

12.2   NOTICES

       Every notice, certificate, request, direction, demand or other communication of any nature whatsoever required to be served, given or made under or arising from this Deed:

       (a)   shall be in writing in order to be valid;

       (b) shall be deemed to have been duly served, given or made in relation to a party if it is:

             (i) delivered to the address of that party set out in sub-paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

             (ii)    posted by pre-paid registered post to such address; or

             (iii) sent by facsimile to the facsimile number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other party from time to time);

       (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by any two then Authorised Signatories of such party;

       (d)   shall be deemed to be given, served or made:

             (i) (in the case of pre-paid registered post) within 2 Banking Days of posting;

             (ii) (in the case of facsimile) on receipt of a transmission report confirming successful transmission; and

             (iii)   (in the case of delivery by hand) on delivery;

       (e) the addresses and facsimile numbers for service of notices as referred to in sub-paragraph (b) of this clause are as follows:

             (i)     where the Trustee is the recipient:

                     Perpetual Trustees Australia Limited
                     39 Hunter Street, Sydney
                     New South Wales 2000

                     Fax: (02) 223 7688
                     Attention: Manager - Mortgage Securitisation; and

             (ii)    where the Manager is the recipient:

                     PUMA Management Limited
                     Level 22

                     20 Bond Street, Sydney
                     New South Wales 2000

                     Fax: (02) 237 3370
                     Attention: The Manager: PUMA Programme.

12.3   CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

       (a) The parties acknowledge and agree that all of the terms of this Deed and all procedures to be implemented pursuant to its provisions shall be strictly confidential between the parties and they mutually covenant and agree that save as provided in clause 12.3(b) they will not disclose any of the same to any other person.

       (b) No public announcement or communication relating to negotiations of the parties or the subject matter or the terms of this Deed or relating to the Trust Deed shall be made or authorised by or on behalf of either party without the prior written approval of the other, except disclosures required by law or by and to any Current Rating Authority.

12.4   WAIVERS, REMEDIES CUMULATIVE

       Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of any party any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right power or privilege preclude any other or further exercise of such right power or privilege, or the exercise of any other right, power or privilege.

12.5   DATE FOR PERFORMANCE

       Where the date for performance by either party of any of its obligations under this Deed falls on a Saturday, Sunday or public holiday that date shall be extended to the next Banking Day.

12.6   TIME OF THE ESSENCE

       Time shall be of the essence of the performance by both parties of their obligations under this Deed.

12.7   SEVERABILITY

       If any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

12.8   AMENDMENT

       The parties may by mutual agreement (in which respect the Manager must comply with its obligations under clause 10.8 of the Trust Deed, except for the purposes of paragraphs (b) or (f) of this clause 12.8) and by way of Supplemental Deed alter, add to or modify this Deed (including this clause 12.8) in respect of the management of any one or more Sub-Funds or Warehouse Funds so long as such alteration, addition or modification is:

       (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

       (b) in the opinion of the Trustee necessary to comply with the provisions of any statute or regulation or with the requirements of any governmental authority;

       (c) in the opinion of the Trustee appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any governmental authority (including, without limitation, an alteration, addition or modification which is in the opinion of the Trustee appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Fund);

       (d) in the opinion of the Trustee neither prejudicial nor likely to be prejudicial to the interests of the Investors in respect of a Sub-Fund and the Sub-Fund's Beneficiary (in the case of an alteration, addition or modification affecting that Sub-Fund) or a Warehousing Investor in respect of a Warehouse Fund (in the case of an alteration, addition or modification affecting that Warehouse
             Fund);

       (e) to apply only in respect of a Sub-Fund or Warehouse Fund yet to be constituted under the Trust Deed;

       (f) necessary to ensure that neither the Trust Deed nor any offer in respect of Registered Stock is required to be registered with or approved by any regulatory authority in any State or Territory of the Commonwealth of Australia; or

       (g) to amend those parts of this Deed as they relate to the Manager's Fee including but without limitation a change in their characterisation in the light of any amendment to any statute regulation or rule and/or changes to acceptable Standards of Accounting adopted by the Institute of Chartered Accountants in Australia and/or the Australian Society of Accountants.

12.9   COUNTERPARTS

       This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

EXECUTED as a deed.


THE COMMON SEAL of PERPETUAL
TRUSTEES AUSTRALIA LIMITED ACN
000 431 827 was affixed by the
authority of the Board of Directors
in the presence of:

                                            Common Seal of Perpetual
                                            Trustees Australia Affixed

(Sgd) C P Curran                            (Sgd) P F Adams


--------------------------------------      -----------------------------------

(Signature of Secretary/Director)           (Signature of Director)

Charles Paul Curran                         Peter Forsyth Adams

--------------------------------------      -----------------------------------

(Name of Secretary/Director in Full)        (Name of Director in Full)

THE COMMON SEAL of PUMA MANAGEMENT
LIMITED ACN 003 297 336 was affixed
in accordance with its Articles of
Association in the presence of:


                                            Common Seal of PUMA Management
                                            Limited Affixed

(Sgd) R Beardmore                           (Sgd) W R Sheppard


--------------------------------------      -----------------------------------

(Signature)                                 (Signature)


Russell Trevor Michael Beardmore            Wallace Richard Sheppard



--------------------------------------      -----------------------------------
(Name in Full)                              (Name in Full)

This is the annexure marked "A" referred to in a Restated Management Deed dated 8th June 1993 between Perpetual Trustees Australia Limited and PUMA Management Limited

                                                                Intld:
                                                                  RTMB
                                                                   WRS



 [FORM OF MORTGAGE ORIGINATION DEED FOR ORIGINATORS THAT ARE NOT CREDIT UNIONS]



                            MORTGAGE ORIGINATION DEED





                       DATE:




                      PERPETUAL TRUSTEES AUSTRALIA LIMITED

                                     Trustee



                        MACQUARIE SECURITISATION LIMITED

                                     Manager



      THE PARTY WHOSE NAME AND ADDRESS ARE SET OUT IN ITEM 1 OF SCHEDULE 1

                                   Originator



                                [GRAPHIC OMITTED]

                        MACQUARIE SECURITISATION LIMITED
                                 ACN 003 297 336
                            Level 23, 20 Bond Street
                                 SYDNEY NSW 2000

                              Ref: Bevan Richardson
                            Telephone: (02) 8232-6090
                            Facsimile: (02) 8232-4966

                      (C) Macquarie Securitisation LimiteD




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                                      INDEX

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                                                                                                           PAGE NO.

1.    DEFINITIONS AND INTERPRETATION                                                                             1

1.1      DEFINITIONS                                                                                             1

1.2      INTERPRETATION                                                                                          6

1.3      SCHEDULES                                                                                               7

2.    PROCEDURE FOR FUNDING APPROVED MORTGAGE LOANS AND PURCHASE OF APPROVED MORTGAGES                           8

2.1      SUBMISSION OF APPLICATION BY ORIGINATOR                                                                 8

2.2      APPROVAL OF APPLICATION                                                                                 9

2.3      ALLOCATED RATE FOR APPROVED MORTGAGE LOANS                                                             10

2.4      ACCEPTANCE OFFER                                                                                       10

2.5      PROCEDURE AFTER COMMITMENT                                                                             13

2.6      RELIANCE ON ORIGINATOR'S SKILL                                                                         14

2.7      INDEMNITY RE NON-ADHERENCE TO SETTLEMENT DATE                                                          14

2.8      COMMITMENTS TO FUND                                                                                    15

2.9      LOAN APPROVALS                                                                                         18

2.10     ORIGINATOR'S PRE-SETTLEMENT OBLIGATIONS                                                                18

2.11     SETTLEMENT FUNDS                                                                                       19

2.12     SETTLEMENT AND REGISTRATION                                                                            19

2.13     CANCELLATION OF APPROVED APPLICATION                                                                   20

2.14     PAYMENT OF INTEREST DEDUCTED AT SETTLEMENT                                                             21

2.15     DELIVERY OF DOCUMENTS OF TITLE                                                                         21

2.16     EPITOME OF MORTGAGE                                                                                    22
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
2.17     MANAGER'S RELIANCE ON DOCUMENTS SUBMITTED                                                              22

2.18     INSTRUCTIONS TO APPROVED SOLICITORS                                                                    22

3.    ORIGINATOR'S OBLIGATIONS IN RESPECT OF TRUST MORTGAGES                                                    22

3.1      PAYMENTS BY BORROWERS                                                                                  22

3.2      MANAGEMENT OF TRUST MORTGAGES                                                                          23

3.3      COMPLIANCE WITH MORTGAGE INSURANCES                                                                    23

3.4      PAYMENT OF MANAGEMENT COSTS AND EXPENSES                                                               23

3.5      MAINTENANCE OF RECORDS                                                                                 23

3.6      REPORTS TO MANAGER                                                                                     23

3.7      CARE AND SKILL                                                                                         23

3.8      TRUSTEE'S ENTITLEMENT TO REGISTRATION AS MORTGAGEE                                                     24

3.9      NOTIFY DEATH OF ANY BORROWER                                                                           24

3.10     ADVISE DEFAULTS                                                                                        24

3.11     REVIEW OF COMPLIANCE WITH MORTGAGES                                                                    24

4.    INSURANCES - ORIGINATOR'S OBLIGATIONS                                                                     24

4.1      GENERAL INSURANCE                                                                                      24

4.2      LAPSING OF POLICIES                                                                                    24

4.3      SETTLEMENT OF CLAIMS                                                                                   25

4.4      ORIGINATOR TO ASSIST IN MORTGAGE INSURANCE CLAIMS                                                      25

4.5      MORTGAGE INSURANCE CLAIMS                                                                              25

5.    DEFAULT BY BORROWER - ORIGINATOR'S OBLIGATIONS                                                            26

5.1      ORIGINATOR MAY PAY INTEREST PAYMENTS OVERDUE FROM BORROWERS                                            26

5.2      ORIGINATOR'S OBLIGATIONS TO MAKE GOOD DEFAULTS BY BORROWERS                                            27

5.3      PRE-CONDITIONS TO TRUSTEE INSTITUTING PROCEEDINGS FOR OUTSTANDING PAYMENTS                             27
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
5.4      ORIGINATOR'S OBLIGATIONS TO ENFORCE MORTGAGE TERMS AGAINST BORROWERS                                   28

5.5      CARRIAGE OF SALE                                                                                       29

5.6      SHORTFALL ON SALE                                                                                      29

5.7      INDEMNITY                                                                                              29

5.8      LIMIT OF ORIGINATOR'S POWERS                                                                           30

ORIGINATOR'S LIABILITY FOR PERSONS RETAINED                                                                     30

6.    WARRANTIES BY ORIGINATOR                                                                                  31

6.1      WARRANTIES                                                                                             31

6.2      WARRANTIES TRUE AT SETTLEMENT DATE                                                                     34

6.3      CORRECTNESS OF APPLICATIONS AND SETTLEMENT STATEMENTS                                                  34

6.4      INDEMNITY                                                                                              34

6.5      WARRANTIES TO CONTINUE                                                                                 34

6.6      ORIGINATOR TO NOTIFY BREACH OF WARRANTY                                                                35

6.7      ORIGINATOR TO CONFIRM WARRANTIES ON REQUEST                                                            35

7.    ORIGINATOR TO BUY BACK MORTGAGES                                                                          35

7.1      REQUEST FOR BUY BACK                                                                                   35

7.2      ORIGINATOR'S OBLIGATIONS                                                                               35

7.3      TRUSTEE AND MANAGER OBLIGATIONS                                                                        35

8.    ORIGINATOR'S REMUNERATION                                                                                 36

8.1      LIMITATION                                                                                             36

8.2      MONTHLY FEE                                                                                            36

8.3      NO SET-OFF BY ORIGINATOR                                                                               37

8.4      MANAGER OR TRUSTEE MAY REMEDY ORIGINATOR'S DEFAULT                                                     37

8.5      MANAGER'S STATEMENT OF COSTS AND EXPENSES                                                              37
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
9.    STATUS OF ORIGINATOR                                                                                      38

9.1      INDEPENDENT CONTRACTOR                                                                                 38

9.2      ORIGINATOR'S EMPLOYEES                                                                                 38

9.3      ORIGINATOR HAS NO BENEFICIAL INTEREST IN FUND                                                          39

9.4      MANAGEMENT OF ORIGINATOR'S BUSINESS                                                                    39


10.      ORIGINATOR TO OBSERVE PARAMETERS                                                                       39

10.1     STRICT ADHERENCE TO PARAMETERS                                                                         39

10.2     INCONSISTENCY                                                                                          40

10.3     RECEIPT OF COPY OF PARAMETERS                                                                          40

10.4     SUPPLY OF INFORMATION                                                                                  40

11.      FINANCIAL STATEMENTS AND RECORDS                                                                       40

11.1     REPORTS AND STATEMENTS                                                                                 40

11.2     INSPECTION OF ORIGINATOR'S RECORDS                                                                     40

11.3     DOCUMENTS TO REMAIN THE PROPERTY OF THE TRUSTEE                                                        41

11.4     EVIDENCE OF COMPLIANCE WITH LIQUIDITY REQUIREMENTS                                                     41


12.      ASSIGNMENT BY ORIGINATOR                                                                               41

12.1     PRE-CONDITIONS FOR ASSIGNMENT                                                                          41

12.2     CHANGES IN CONTROL OF ORIGINATOR                                                                       42

12.3     ORIGINATOR TO ENTER DEED WITH NEW MANAGER OR TRUSTEE                                                   42

13.      PROFESSIONAL AND FIDELITY INSURANCE                                                                    43

13.1     ORIGINATOR TO OBTAIN AND MAINTAIN PROFESSIONAL AND FIDELITY INSURANCE                                  43

13.2     LAPSING OR TERMINATION OF FIDELITY INSURANCE                                                           43


14.      CHARGE AND SET-OFF                                                                                     43

14.1     CHARGE BY ORIGINATOR                                                                                   43
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
14.2     AUTHORITY TO SET-OFF WHERE ORIGINATOR IN DEFAULT                                                       44


15.      OBLIGATIONS OF MANAGER                                                                                 44

15.1     ACCEPTANCE OF APPLICATIONS                                                                             44

15.2     NOTIFICATION OF CHANGES - GENERAL                                                                      44

15.3     NOTIFICATION OF APPROVED SOLICITORS AND APPROVED VALUERS                                               45

15.4     NOTIFICATION OF INSTRUCTIONS FROM MORTGAGE INSURER                                                     45

15.5     INDICATOR BULLETIN                                                                                     45


16.      TERMINATION                                                                                            45

16.1     IMMEDIATE TERMINATION BY MANAGER                                                                       45

16.2     DEFAULT BY ORIGINATOR                                                                                  46

16.3     ORIGINATOR'S PERFORMANCE                                                                               47

16.4     ORIGINATOR'S OBLIGATIONS TO SURVIVE                                                                    47

16.5     ORIGINATOR TO DELIVER BOOKS                                                                            47

16.6     ORIGINATOR'S ENTITLEMENT TO MONTHLY FEE                                                                48


17.      GENERAL PROVISIONS                                                                                     48

17.1     GOVERNING LAW                                                                                          48

17.2     STRICT COMPLIANCE                                                                                      48

17.3     NOTICES                                                                                                49

17.4     CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS                                                               50

17.5     NON MERGER                                                                                             50

17.6     WAIVERS, REMEDIES CUMULATIVE                                                                           50

17.7     STAMP DUTY                                                                                             50

17.8     OTHER MORTGAGE ORIGINATION DEEDS                                                                       50

17.9     DATE FOR PERFORMANCE                                                                                   51
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
17.10       TIME OF THE ESSENCE                                                                                 51

17.11       SEVERABILITY                                                                                        51

17.12       GENERAL INDEMNITY                                                                                   51

17.13       COUNTERPARTS                                                                                        51


18.      TRUSTEE'S COVENANT                                                                                     51

18.1     THIS CLAUSE TO PREVAIL                                                                                 51

18.2     DEFINITIONS FOR THE PURPOSES OF THIS CLAUSE                                                            51

18.3     LIMITATION ON LIABILITY                                                                                52

18.4     TRUSTEE'S PERFORMANCE                                                                                  52


19.      GUARANTEE AND INDEMNITY                                                                                52



SCHEDULE 1                                                                                                       54


SCHEDULE 6                                                                                                       55


SCHEDULE 8                                                                                                       57
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THIS DEED is made the               day of                    2000



BETWEEN PERPETUAL TRUSTEES AUSTRALIA LIMITED, ACN 000 431 827, a company incorporated in New South Wales and having its registered office at Level 7, 39 Hunter Street, Sydney (the 'TRUSTEE')

AND MACQUARIE SECURITISATION LIMITED, ACN 003 297 336, a company incorporated in New South Wales and having its registered office at Level 3, 20 Bond Street, Sydney (the 'MANAGER')

AND THE PARTY WHOSE NAME AND ADDRESS ARE SET OUT IN ITEM 1 OF SCHEDULE 1 (the 'ORIGINATOR')


RECITALS

A. By a Trust Deed dated 13 July 1990 (the 'TRUST DEED') made between the Trustee and the person referred to therein as the Founder a trust known as the PUMA Fund (the 'FUND') was established.

B. By a Deed dated 26 July 1990 (the 'MANAGEMENT DEED') made between the Trustee and the Manager the Manager was appointed the Manager of the Fund.

C. The Originator carries on business as a financier and/or financial intermediary and has experience in placing moneys on mortgages of real estate and in the management of mortgages.

D. The Originator has requested the Manager to appoint the Originator as its non-exclusive delegate to manage and administer those aspects of the Fund as are more particularly detailed in this Deed and the Manager has agreed to do so in accordance with the provisions of this Deed.

E. By its execution of this Deed the Trustee consents to the appointment of the Originator referred to in Recital D in accordance with the provisions of this Deed.


THIS DEED WITNESSES

1.         DEFINITIONS AND INTERPRETATION

1.1        DEFINITIONS

           In this Deed, unless the context otherwise indicates:

           "ACCEPTANCE" means an acceptance by the Originator pursuant to clause
           2.4 of an Offer.

           "ALLOCATED RATE" means the rate of interest expressed as a percentage per annum applicable on funds offered by the Manager to the Originator pursuant to clause 2 which shall include the Originator's Management Rate and which may be a rate which is either fixed or calculated by reference to a floating indicator.

           "APPLICATION" means an application made by the Originator pursuant to clause 2.1.

           "APPLICATION FEE" means the fee required by the Manager to be paid to it by the Originator in support of an Application or an Application to Fund.

           "APPLICATION TO FUND" has the meaning given to this term in clause 2.8.1.

           "APPROVED APPLICATION" means an Offer which has been accepted in accordance with clause 2.4.

           "APPROVED MORTGAGE" means a Mortgage which at the date it is accepted into the Fund shall:

           (1) be covered by the Security Enhancements or have such other enhancements as are considered by the Trustee and the Manager to be not less than the Security Enhancements but subject always to the provisions of the Trust Deed; and

           (2) be in accordance with the provisions of this Deed and the Parameters.

           "APPROVED MORTGAGE LOAN" means a loan secured by an Approved
           Mortgage.

           "APPROVED SOLICITOR" means, a solicitor, conveyancer or Licensed Land Broker or firm of any of them approved by the Trustee for the purposes of the Fund having:

           (1)        not less than 3 principals; and

           (2) professional indemnity or similar insurance for an amount of not less than $4 million or such greater amount as the Trustee considers appropriate from time to time.

           "APPROVED VALUER" means a registered valuer within the meaning of the Valuers Registration Act 1975 (New South Wales) in the case of New South Wales land or a registered valuer within the meaning of the corresponding legislation in any other State or Territory in relation to land situate in such other State or Territory, in each case approved by the Trustee and each Mortgage Insurer for the purposes of the Fund.

           "ASSOCIATE" means in respect of a natural person:

           (1)        any relative of that person;

           (2) any company of which that person is a director or a substantial shareholder (as that term is used in the Corporations Law);

           (3) any person who is a director or a substantial shareholder of a company described in (2) above; or

           (4) any related body corporate of a company described in (2) above; and

           in respect of a company:

           (1)        any director or substantial shareholder of that company;

           (2) any company of which that first company is a substantial shareholder; or

           (3)        any related body corporate of that company.

           "AUTHORISED INVESTMENT" means any of the categories of investments set out in the Second Schedule to the Trust Deed.

           "BANK" means any bank licensed to carry on banking business in Australia having a Prescribed Rating as defined in the Trust Deed.

           "BANKING DAY" means a day other than a Saturday, Sunday or public holiday in New South Wales on which Banks are open for business in Sydney.

           "BORROWER" means the applicant for a Loan Approval and includes the Borrower's successors and permitted assigns and also (where the context so admits) a Mortgagor under a Mortgage.

           "BREAK COSTS" means the consideration payable by a Mortgagor under an Approved Mortgage for repayment of the principal sum prior to the Due Date, whether the repayment is made voluntarily or compulsorily.

           "COLLATERAL SECURITY" or "COLLATERAL DOCUMENT" means any mortgage, charge, security, guarantee, indemnity, Encumbrance or other agreement which secures any of the moneys and/or obligations secured under a Mortgage whether or not it secures other moneys or obligations and whether or not it is given contemporaneously with the Mortgage.

           "DOCUMENTS OF TITLE" means all documents evidencing the title of a Mortgagor to a Property (and in respect of the purchase of Approved Mortgages all guarantees, loan deeds and other documents evidencing the terms of the Approved Mortgage and/or ancillary or collateral thereto) and other documents which the Originator is required to obtain on or before settlement of a Mortgage in accordance with the Parameters, this Deed and good conveyancing practice and includes all collateral securities to a Mortgage.

           "DUE DATE" means the date stipulated in a Mortgage for repayment of the principal sum.

           "EASTERN STANDARD TIME" means the time as applicable in Sydney (including Eastern Summer Time).

           "ENCUMBRANCE" includes any mortgage, caveat, pledge, charge, lien, assignment by way of security, security interest, title retention of any kind (specific or general) (including any agreement to give any of the foregoing), any conditional sale and any other security agreement or arrangement of whatever nature.

           "INTEREST RATE DELIVERY COMMITMENT" has the meaning given to this term in clause 2.8.2.

           "INVESTOR" means a person shown in the register established and maintained by the Trustee under the provisions of the Trust Deed as the holder of an Investor Entitlement.

           "INVESTOR ENTITLEMENT" means the entitlement of an Investor to the payment of principal and interest at the rate and at the time shown in the register established under the provisions of the Trust Deed in respect of an Investor.

           "LICENSED LAND BROKER" means in the case of South Australian land, a land broker within the meaning of the Land Agents Valuers and Brokers Act 1973 (South Australia) and in the case of Western Australian land, a "settlement agent" within the meaning of the Settlement Agents Act 1981 (Western Australia).

           "LOCK-IN DATE" means the date on which the Originator accepts an Allocated Rate pursuant to either clause 2.4.1(2) or clause 2.4.2(2).

           "LOAN APPROVAL" means an approval for a loan given by the Originator to a prospective Borrower and includes an approval for the sale of an Approved Mortgage to the Trustee.

           "MORTGAGE" means a registered first mortgage in a form approved by the Trustee over any estate or interest in freehold or leasehold land situate in any State or Territory of Australia given or transferred to the Trustee to secure a loan which satisfies the criteria for an Approved Mortgage Loan.

           "MORTGAGE INSURANCE" means the insurance effected by a Mortgage Insurance Policy.

           "MORTGAGE INSURANCE POLICY" means each Pool Insurance Policy and each Primary Mortgage Insurance Policy.

           "MORTGAGE INSURER" means each corporation or corporations which:

           (a) is or are approved from time to time by the Trustee and the Manager; and

           (b) has issued or issues a Mortgage Insurance Policy to the Trustee.

           "MORTGAGE RECORDS" means all mortgage papers and documents files receipts insurance policies insurance premium sheets ledger sheets payment records correspondence current and historical computerised data files and other papers accounts and records of whatever kind or description, whether developed or originated by the Originator or not, relating to any Trust Mortgage or the performance by the Originator of its obligations pursuant to this Deed.

           "MORTGAGOR" means the mortgagor named in a Mortgage and includes the successors transferees and permitted assigns of the Mortgagor.

           "OFFER" means an Offer made by the Manager to the Originator to accept an Application pursuant to clause 2.2.

           "ORIGINATOR'S MANAGEMENT RATE" means the rate calculated on the principal sum under each Trust Mortgage introduced by the Originator which the Manager agrees to instruct the Trustee to pay to the Originator in consideration of the Originator managing those Trust Mortgages in accordance with the provisions of this Deed, which rate shall be set at 0.25% p.a. or such other amount as the Trustee and the Manager may agree from time to time.

           "ORIGINATOR'S RATE" means an amount representing the difference between the lower rate of interest under a Trust Mortgage and the Allocated Rate for that Mortgage.

           "PARAMETERS" means collectively the Programme Parameters and the Third Schedule Parameters.

           "POOL INSURANCE POLICY" means any pool insurance policy from time to time taken out in favour of the Trustee in its capacity as trustee of the Fund.

           "PRIMARY MORTGAGE INSURANCE POLICY" means a policy of insurance (other than a Pool Insurance Policy) under which, inter alia, an insurer insures an Approved Mortgage against loss by the Trustee for, inter alia, a fixed sum or a percentage (up to and including 100%) of the principal amount secured thereby and/or for interest payments owing under such Approved Mortgage.

           "PROGRAMME PARAMETERS" means the manual called "The Puma Fund Programme Parameters" issued by the Manager setting out in detail the obligations of the Originator in relation to the origination and management of Approved Mortgages hereunder, as the same may from time to time be amended, supplemented or replaced.

           "PROPERTY" means the land and improvements the subject of an Approved Application and/or an Approved Mortgage.

           "SECURITY ENHANCEMENTS" means each Mortgage Insurance Policy, any relevant stand-by arrangements and/or such other security, support, rights and/or benefits made available to the Trustee in support of or substitution for an Authorised Investment or income or benefit arising thereon as permitted by the Trust Deed.

           "SETTLEMENT DATE" means the date specified in an Approved Application for settlement of an Approved Mortgage Loan or the purchase by the Trustee of an Approved Mortgage.

           "SETTLEMENT STATEMENT" means a statement in the form set out in
           Schedule 8.

           "SOLICITORS CERTIFICATE" means a certificate in the form set out in
           Schedule 10 of the Programme Parameters given by an Approved Solicitor immediately prior to settlement of an Approved Mortgage Loan or the purchase by the Trustee of an Approved Mortgage (as the case may be).

           "THIRD SCHEDULE PARAMETERS" means the criteria set out in the Third Schedule of the Trust Deed.

           "TRANSFER OF MORTGAGE" means a transfer to the Trustee of an Approved Mortgage pursuant to clause 2.

           "TRUST MORTGAGE" means Mortgage accepted into the Fund pursuant to clause 2.

           "VALUATION" means a valuation of the Property the subject of an Approved Application made by an Approved Valuer not more than three
           (3) months prior to the Settlement Date in respect of that Property which Valuation:

           (1)        complies with the Parameters;

           (2)        specifies the person who has requested it; and

           (3) clearly sets out that it is addressed to and can be relied upon by each of the Trustee, the Manager, the Originator and the corresponding Mortgage Insurer,

           PROVIDED THAT:

           (A) a Valuation which otherwise meets the above criteria shall not be acceptable if it has been undertaken on the instruction of the Borrower;

           (B) in the case of the purchase of an Approved Mortgage the Trustee may in its discretion accept a Valuation which is re-addressed by the Approved Valuer to the Trustee, the Manager, the Originator and the corresponding Mortgage Insurer.

           "WAREHOUSING INVESTOR" means an investor who becomes a Warehousing Investor by virtue of clause 5 of the Trust Deed.

           "WAREHOUSE OBLIGATIONS" means the obligations of the Manager to ensure that funds for Settlement of an Approved Application are available on the Settlement Date for that Approved Application.

1.2      INTERPRETATION

           In this Deed except to the extent that the context otherwise requires or the contrary intention appears:

           1.2.1 references to any legislation or to any provision of any legislation shall include any statutory modification or re-enactment of, any legislation or provision substituted for or replacing (in whole or in substance) such legislation or provision, and all legislation and statutory instruments issued under, such legislation;

           1.2.2 words denoting the singular number shall include the plural and vice versa;

           1.2.3 words denoting individuals shall include corporations and firms and vice versa;

           1.2.4 references to this Deed or to any other document or agreement, shall include references to this Deed or such document or agreement as novated, supplemented, varied or replaced from time to time;

           1.2.5 references to any person in this Deed or any other document or arrangement shall include reference to its successors and permitted assigns;

           1.2.6      words denoting any gender shall include all genders;

           1.2.7 headings are for convenience only and shall not affect interpretation of this Deed;

           1.2.8 where any payment is to be made under or in relation to this Deed on a day not being a Banking Day the requirement for such payment shall be deemed to be on the next following Banking Day;

           1.2.9 references to "dollars", "Dollars", "$" or to another amount are references to the relevant units of the lawful currency of the Commonwealth of Australia;

           1.2.10 "writing" includes words of like import including printing, typing, lithography and other means of reproducing words in a tangible and viable form;

           1.2.11 the expression "RELATED BODY CORPORATE" has the same meaning given to it in section 9 of the Corporations Law; and

           1.2.12 the use of "CORRESPONDING" in association with Mortgage Insurer, Mortgage Insurance and Mortgage Insurance Policy in a provision of this Deed means the existing or proposed Mortgage Insurer, Mortgage Insurance or Mortgage Insurance Policy (as the case may be) relating to the existing or proposed Trust Mortgage or Property the subject of that provision.

1.3        SCHEDULES

           The Manager may with the prior consent of the Trustee (which shall not be unreasonably withheld) from time to time vary the form and substance of the Schedules to this Deed and from the time that a
           Schedule is so varied, a reference herein to that Schedule shall be to the Schedule so varied.

2. PROCEDURE FOR FUNDING APPROVED MORTGAGE LOANS AND PURCHASE OF APPROVED MORTGAGES

2.1        SUBMISSION OF APPLICATION BY ORIGINATOR

           2.1.1 The Originator may submit an Application to the Manager for the Trustee to make an Approved Mortgage Loan or to purchase an Approved Mortgage, which shall be in the form set out in Schedule 4.

           2.1.2      In submitting an Application the Originator:

                      (1) shall request the Manager to make an Offer in accordance with clause 2.2;

                      (2) shall state whether the Application is to be the subject of an Interest Rate Delivery Commitment previously made by the Manager and, if so, give sufficient details to identify the relevant Interest Rate Delivery Commitment;

                      (3) may nominate a proposed Settlement Date which is not more than 10 weeks from the date of Application or such longer period as the Manager agrees;

                      (4) shall state whether the Application is for funds at a fixed rate or at a floating rate;

                      (5) may request the Manager to provide an Allocated Rate for a specified Settlement Date; and

                      (6) acknowledges that if the Originator does not request provision of an Allocated Rate then:

                                 (A)        the Originator may request an
                                            Allocated Rate at any time up to a
                                            date being not later than five (5)
                                            Banking Days prior to the Settlement
                                            Date

                                 PROVIDED THAT:

                                 (B) if the Originator does not request an Allocated Rate within thirty (30) days of the date of its Acceptance of the Offer as specified in clause 2.4.2(2) then, unless the Manager otherwise agrees, the Approved Application shall thereupon be treated as having been cancelled.

           2.1.3      Each Application submitted to the Manager shall:

                      (1)        be properly completed and signed by the
                                 Originator;

                      (2)        be accompanied by:

                                 (A)        a Valuation of the Property;

                                 (B)        copies of all documentation to be
                                            lodged in support of the application
                                            to the Mortgage Insurer for Mortgage
                                            Insurance; and

                                 (C) any other documents or information which the Manager may require.

           2.1.4 The Originator acknowledges to the Trustee and the Manager that the Trustee, the Manager and the corresponding Mortgage Insurer will be relying on the information and documentation provided by the Originator in and with the Application, including when the Manager or the Originator (as the case may be) submits the Application to the Mortgage Insurer for approval. The Originator shall indemnify and keep indemnified the Trustee and the Manager from and against any loss or damage which they or either of them may suffer or incur in respect of or otherwise arising from the fact that any of the contents of the Application or the documentation accompanying it (or the copy Application or accompanying documentation to the corresponding Mortgage Insurer) are untrue or misleading.

2.2        APPROVAL OF APPLICATION

           2.2.1 The Manager may (in its absolute discretion) submit the Application to the Trustee for signature of the proposal to a Mortgage Insurer incorporated in the Application and, subject to the next sentence of this clause, the Manager may then lodge the Application and all relevant documentation with that Mortgage Insurer for approval. As an alternative to the Manager lodging the Application and all relevant documentation with a Mortgage Insurer, the Originator may, if permitted by the Manager, lodge a copy of the Application and all relevant documentation direct with that Mortgage Insurer for approval. If the Mortgage Insurer shall require any additional information as a pre-requisite to approving the Application the Originator shall use its best endeavours to procure the same upon notification by the Manager or the Mortgage Insurer of the requirement.

           2.2.2 Upon receipt of approval of the Application by the Mortgage Insurer the Manager may (in its absolute discretion) make an Offer to accept an Application but the Manager shall be under no obligation to do so and may decline to make an Offer notwithstanding the approval of an Application by the Mortgage Insurer.

           2.2.3      The Offer for:

                      (1) a proposed Approved Mortgage Loan the subject of an Interest Delivery Rate Commitment shall be in the form set out in Annexure (a) to
                                 Schedule 3;

                      (2) a proposed purchase of an Approved Mortgage the subject of an Interest Delivery Rate Commitment shall be in the form set out in Annexure (b) to
                                 Schedule 3;

                      (3) a proposed Approved Mortgage Loan to which paragraph (1) above does not apply shall be in the form set out in Schedule 6 and, where appropriate, with the Annexure to it;

                      (4) the proposed purchase of an Approved Mortgage to which paragraph (2) above does not apply shall be in the form set out in Schedule 7 and, where appropriate, with the Annexure to it.

           2.2.4 The Originator acknowledges that any such Offer shall be made to the Originator personally and in its capacity as the Originator under this Deed and in no other capacity and shall not in any way be deemed to constitute an offer to any proposed Borrower or to the proposed transferor of an Approved Mortgage.

2.3        ALLOCATED RATE FOR APPROVED MORTGAGE LOANS

           In the case of Applications which are not made pursuant to an Interest Delivery Rate Commitment (in accordance with clause 2.1.2(2)), the Allocated Rate for a Settlement Date shall be:

           2.3.1 in the case of an Approved Mortgage Loan, the Allocated Rate specified in the Annexure to Schedule 6;

           2.3.2 in the case of the purchase of an Approved Mortgage, the Allocated Rate specified in the Annexure to Schedule 7.

2.4        ACCEPTANCE OFFER

           2.4.1  (1) Where the Manager has made an Offer which includes an
                      Annexure to either Schedule 6 or Schedule 7, the Originator may accept the Offer by signing and returning the Schedule 6 and Annexure or the Schedule 7 and Annexure (as appropriate) to the Manager within thirty (30) minutes (or within such other period as may be nominated by the Manager from time to time and indicated in the Offer) of receipt of the Offer by the Originator.

                  (2) If the Originator accepts the Offer in the manner and
                      within the time specified in clause 2.4.1(1), then subject to clause 2.4.5 the Offer and Acceptance shall be deemed completed and an enforceable contract shall subject to the other provisions of this Deed exist between the parties from the time the Manager receives the Acceptance.

                  (3) If the Originator does not accept the Offer in the manner and within the time specified in clause 2.4.1(1), then the Acceptance by the Originator shall be deemed to be an Application under clause 2.1 and the provisions of clause 2.4.2(2) shall apply to it mutatis mutandis.

           2.4.2  (1) Where the Manager has made an Offer which does not include an Annexure to either Schedule 6 or Schedule 7, the Originator may accept the Offer by signing and returning the Schedule 6 without Annexure or the Schedule 7 without Annexure (as appropriate) within 5 Banking Days (or within such other period as may be nominated by the Manager from time to time and indicated in the Offer) of receipt of the Offer by the Originator but in that event the Application shall be treated only as an Approved Application and the following provisions of this clause 2.4.2 shall apply.

                  (2) If the Originator accepts the Offer in the manner and
                      within the time specified in clause 2.4.2(1), then the Originator may (subject always to proviso (ii) below) not less than 5 Banking Days prior to the Settlement Date request the Manager to specify an Allocated Rate and in that event:

                      (A) the Manager shall promptly furnish to the Originator the Schedule 6 Annexure or the
                                 Schedule 7 Annexure (as appropriate);

                      (B) the Originator may accept the Allocated Rate so offered within thirty (30) minutes of receipt of the relevant Annexure;

                      (C) if the Originator accepts the Allocated Rate so offered, then subject to clause 2.4.5 the Offer and Acceptance shall be deemed completed and an enforceable contract shall subject to the other provisions of this Deed exist between the parties from the time the Manager receives the Acceptance,

                      PROVIDED ALWAYS and the parties acknowledge and agree that:

                      (i) an Approved Application may proceed to settlement only after an Allocated Rate has been received and accepted pursuant to this clause 2.4.2; and

                      (ii) an Approved Application for which the Originator has not requested and accepted an Allocated Rate within 30 calendar days after the date it accepts the Offer pursuant to clause 2.4.2(2) shall, unless the Manager otherwise agrees, be deemed to have been cancelled.

           2.4.3      The Originator agrees that:

                      (1) each Application shall, if required by the Manager, be accompanied by the Application Fee;

                      (2) if not already paid, the Application Fee shall become immediately due and payable on the date it accepts the Offer whether or not the relevant Annexure was included in the Offer;

                      (3) if it does not accept the Offer within the relevant times referred to in clauses 2.4.1 or 2.4.2, then:

                                 (A)        the Offer shall ipso facto lapse;
                                            and


                                 (B) any Application Fee already paid by the Originator shall be retained by the Manager;

                      (4) the decision of the Manager as to whether an Acceptance has been properly completed by the Originator shall be final and binding on the Originator;

                      (5) if the Manager declines to make an Offer pursuant to clause 2.2.2 any Application Fee already paid by the Originator shall be refunded to the Originator;

                      (6) if for any reason other than that specified in the preceding sub-clause (5):

                                 (A)        funds are not advanced;

                                 (B)        an Allocated Rate is never set; or

                                 (C) an Approved Application is cancelled or is deemed to have been cancelled pursuant to any of the provisions of this clause 2,

                                 THEN the Manager may in its absolute discretion refund the whole or part of the Application Fee actually paid by the Originator OR where the Application Fee has been debited to the Originator's account, credit that account with the whole or part of the Application Fee.

           2.4.4 Where the Originator has not specified a Settlement Date in an Approved Application it may appoint a Settlement Date by giving to the Manager not less than 5 Banking Day's notice in writing expiring at any time not later than 10 weeks after the date of the initial Application (or such longer period as the Manager agrees).

           2.4.5 Notwithstanding any other provision of this Deed, if the Allocated Rate at which the Manager is offering funds to Originators, or the rate being quoted to the Manager for funds, at the time when the Manager receives an Acceptance in accordance with clause 2.4.1(2) or clause 2.4.2(2)(B) is more than at least 0.05% greater than the Allocated Rate applicable at the time when the Manager made the relevant Offer pursuant to clause 2.4.1(1) or furnished an Annexure pursuant to clause 2.4.2(2)(A) (as the case may be) then, at the option of the Manager, the Manager may cancel the Offer made by it by notice in writing to the

                      Originator given no later than the Banking Day following the date of the Originator's abovementioned Acceptance in which event the Manager shall have no further obligations whatsoever in respect of that Offer.

2.4.6 The preceding provisions of this clause 2.4 shall not apply to Offers made pursuant to an Interest Delivery Rate Commitment. The Originator may accept such an Offer by signing and returning the relevant Annexure to Schedule 3 within 5 Banking Days (or within such other period as may be nominated by the Manager from time to time and indicated in the Offer) of receipt of the Offer in which case the Offer and Acceptance shall be deemed completed and an enforceable contract shall subject to the other provisions of this Deed exist between the parties from the time the Manager receives the Acceptance.

2.5        PROCEDURE AFTER COMMITMENT

           If the Originator accepts an Offer within the time and in the manner specified in clause 2.4 then:

           2.5.1 any Application Fee paid by the Originator shall be applied by the Manager in any manner as the Manager may in its absolute discretion decide and those fees shall not be refundable to the Originator should the Approved Application not proceed for any reason;

           2.5.2 the Originator shall instruct an Approved Solicitor to investigate the title to and all other relevant aspects of each Property the subject of an Approved Application and shall give that Solicitor all instructions on behalf of the Trustee as may be necessary in the circumstances and shall supervise the carrying out of those instructions. Those instructions shall, inter alia, include:

                      (1) the form of Mortgage to be used (or the Mortgage the subject of the Approved Application) and the form of all other Collateral Documents to be used shall be the forms approved by the Manager and the Trustee from time to time;

                      (2) in the case of the purchase of an Approved Mortgage, that the benefit of all collateral securities must be transferred to the Trustee on settlement;

                      (3) a direction that the Solicitor shall observe the requirements of the Parameters and including in the case of the purchase of Approved Mortgages that the terms and conditions of such Mortgages meet the requirements of the Parameters;

                      (4) any instructions given by the Originator, the Manager and/or the Trustee (including the general requirements of Approved Solicitors from time to time issued by the Manager and the Trustee); and

                      (5) any conditions required by the corresponding Mortgage Insurer to be met in order for the Mortgage Insurer to issue Mortgage Insurance for the proposed Mortgage and generally shall be in terms identical with those on which the Manager has approved the Application;

           2.5.3 where the applicable Allocated Rate is established by reference to a floating indicator, the Manager shall determine the applicable value of that floating indicator on the Banking Day immediately preceding the Settlement Date and shall notify the Originator of the resulting Allocated Rate by no later than 3.00 p.m. on the said Banking Day;

           2.5.4 in the case of the proposed purchase of an Approved Mortgage which has existing Mortgage Insurance which accords with the Parameters, the Originator shall procure that the transferor with the consent of the Mortgage Insurer shall assign that policy to the Trustee and the Mortgage Insurer shall provide to the Manager:

                      (1) a copy of the existing policy of the Mortgage Insurance; and

                      (2) evidence that it has been properly assigned to the Trustee as required by this clause 2.5.4; and

           2.5.5 in the case of the purchase of an Approved Mortgage and subject to clauses 2.10 and 2.11 the Originator shall sell to the Trustee or procure that the proposed transferor of the Approved Mortgage shall sell to the Trustee and the Trustee shall purchase from the Originator or from the proposed transferor of the Approved Mortgage the relevant Approved Mortgage for the price and on the terms specified in the Approved Application.

2.6        RELIANCE ON ORIGINATOR'S SKILL

           The Originator acknowledges that the Trustee and the Manager will be relying on the Originator's reputation, skill and judgement in selecting Approved Mortgages which are suitable for Approved Mortgage Loans and/or for purchase by the Trustee and in the finalisation and settlement of Approved Applications in such a manner as to best serve the interests of the Investors and Warehousing Investors. The Originator warrants to the Trustee and the Manager that it has and will at all times use substantial and sufficient skill and judgement in performing its obligations under this Deed.

2.7        INDEMNITY RE NON-ADHERENCE TO SETTLEMENT DATE

           The Originator further acknowledges that in respect of an Approved Application it is essential that the relevant Mortgage shall be available for entry into the Fund by the Trustee on the Settlement Date on and in accordance with the terms of the Approved Application for the reason that the Manager will have incurred Warehouse Obligations. Without limiting the operation of clause 2.8, commencing on the Lock-in Date the Originator shall indemnify and keep indemnified the Manager and the Trustee against any loss which the Manager or the Trustee respectively may suffer or may be likely to suffer as a result of the Originator failing to have procured the settlement of the relevant Approved Application by the Settlement Date (including without limiting the generality of the foregoing, the cancellation of an Approved Application pursuant to clause 2.13). The Originator agrees that:

           2.7.1 the amount of any such loss shall be the actual costs and expenses incurred by the Manager or the Trustee (as the case may be) in having the warehouse facility (resulting from the Manager incurring Warehouse Obligations) available for drawdown between the Settlement Date and the actual settlement date PROVIDED THAT for the purposes of this sub-clause 2.7.1 the expression "the actual settlement date" shall never mean a date later than the proposed Due Date of the Mortgage the subject of the Approved Application;

           2.7.2 the Manager's or the Trustee's (as the case may be) determination of the amount of any loss or damage suffered by it and referred to in this clause 2.7 shall be final and binding on the Originator and a statement in writing signed on behalf of the Manager or the Trustee by a director, secretary or other authorised officer of the Manager or the Trustee (as the case may be) of such amount shall as against the Originator be conclusive; and

           2.7.3 the Manager shall have the right at any time to cancel the Approved Application if the actual settlement date does not occur within two (2) Banking Days after the Settlement Date (or within such extended period after the Settlement Date as the Manager may agree to in writing) without prejudice to the other provisions of this clause 2.7 AND in that event the Originator acknowledges that neither the Manager nor the Trustee (in the absence of negligence on the part of either of them) shall be liable in any way for any loss or damage incurred by the Originator or by the party to whom the Originator has given the Loan Approval pursuant to clause 2.9.

2.8        COMMITMENTS TO FUND

           2.8.1 In respect of given interest rate products and maturities from time to time specified by the Manager as available for commitments in advance pursuant to this clause 2.8 to fund Approved Mortgage Loans or to purchase Approved Mortgages, the Originator may submit to the Manager an Application to Fund in the form set out in Schedule 2 (an "APPLICATION TO FUND") requesting that the Manager make available funds for an amount specified therein (being not less than $500,000 or such other amount from time to time specified in the Parameters) on the date referred to in the Application to Fund for the purpose of originating Approved Mortgage Loans or purchasing Approved Mortgages.

           2.8.2 Upon receipt of an Application to Fund, the Manager may in its absolute discretion issue to the Originator Part A of an Interest Delivery Rate Commitment in the form of
                      Schedule 3 (an "INTEREST DELIVERY RATE COMMITMENT").

           2.8.3 The Manager shall in Part A of each Interest Delivery Rate Commitment specify the following:

                      (1) the amount to which the Interest Delivery Rate Commitment relates (the "COMMITMENT AMOUNT");

                      (2) the indicative minimum Allocated Rate applying for that Commitment Amount (the "INDICATIVE MINIMUM ALLOCATED RATE");

                      (3) the date on which the Originator must satisfy its obligations pursuant to clause 2.8.6 in respect of that Commitment Amount (the "DELIVERY DATE"); and

                      (4)        the applicable Due Date.

           2.8.4 If the Originator wishes to accept the details specified in Part A of an Interest Delivery Rate Commitment issued by the Manager pursuant to clause 2.8.2 it shall sign and return to the Manager Part B thereof within 30 minutes of the issue of such Part A by the Manager (or such other period specified by the Manager).

           2.8.5 Upon receipt of Part B of an Interest Delivery Rate Commitment, the Manager may in its absolute discretion issue to the Originator a completed Part C of the Interest Delivery Rate Commitment. If in that Part C the Manager specifies a final minimum Allocated Rate (the "FINAL MINIMUM ALLOCATED RATE") which is not greater than the Indicative Minimum Allocated Rate plus 0.05% then:

                      (1) such Final Minimum Allocated Rate shall be binding on the Originator and the provisions of clauses 2.8.6 - 2.8.10 (inclusive) shall apply to, and only in respect of, such an Interest Delivery Rate Commitment and the Final Minimum Allocated Rate in respect thereof; and

                      (2) the Originator shall deliver to the Manager immediately upon receipt of that Part C an acknowledgment in the form of Part D of
                                 Schedule 3 provided that such acknowledgment shall be by way of confirmation only and a failure by the Originator to deliver it shall in no way whatsoever prejudice the binding agreement which arises pursuant to the Manager's Part C.

                     If the Manager does not issue a completed Part C of an Interest Rate Delivery Commitment or the Final Minimum Allocated Rate does not fall within the upper limit specified in the preceding sentence of this clause, then Parts A & B of the Interest Rate Delivery Commitment shall lapse and shall not be binding on the Manager or the Originator.

           2.8.6 The Originator shall ensure, subject to the provisions of this Deed, the Parameters and the Trust Deed, that on each Delivery Date Approved Mortgage Loans are originated and Approved Mortgages are purchased in accordance with the procedures set out in this clause 2 each of which has a lower rate of interest of not less than the final Minimum Allocated Rate and a Due Date the same as the Due Date nominated by the Originator in the relevant Application to Fund and which collectively have an aggregate principal sum equal to the Commitment Amount.

           2.8.7 Without affecting the operation of clause 2.8.8, if the Originator has not fully complied with its obligations pursuant to clause 2.8.6 in respect of a given Commitment Amount by the Delivery Date in relation thereto, the Originator shall for the period of 30 days commencing on and from that Delivery Date (the "EXTENDED DELIVERY PERIOD") pay to the Manager on demand compensation calculated on a daily basis in respect of the funding and hedging costs incurred directly or indirectly by the Manager in making available and preserving the Interest Delivery Rate Commitment including without limitation the cost of compensating any relevant Warehousing Investor for its funding and hedging costs incurred in the proposed funding by that Warehousing Investor of the whole or any part of the Commitment Amount. The Manager may at any time, and for any reason, in its absolute discretion terminate or further extend the Extended Delivery Period. Notwithstanding anything herein contained, the Manager shall not be obliged to make any payment to the Originator under this clause.

           2.8.8 The Originator shall on demand pay to the Manager and the Trustee, and shall forever indemnify the Manager and the Trustee against, any costs, expenses or damages incurred by the Manager or the Trustee (as the case may be) as a result of a failure by the Originator to comply with clause 2.8.6 and, without limiting the generality of the foregoing, shall pay to the Manager and the Trustee all costs incurred by the Manager or the Trustee in closing out, terminating, unwinding or the equivalent any arrangement entered into by the Manager or the Trustee in order to make the Commitment Amount available on the Delivery Date for not less than the Final Minimum Allocated Rate (including without limitation the cost of compensating any relevant Warehousing Investor for its funding and hedging costs incurred in the proposed funding by that Warehousing Investor of the whole or any part of the Commitment Amount).

           2.8.9 The Manager's determination of the amount payable by the Originator pursuant to clause 2.8.7 or clause 2.8.8 shall be final and binding on the Originator and any statement in writing signed on behalf of the Manager of such amount shall be conclusive evidence thereof.

           2.8.10 The Manager may make a demand on the Originator pursuant to clauses 2.8.7 or 2.8.8 on its own behalf or on behalf of the Trustee at any time and from time to time. All payments in respect of claims made on behalf of or by the Trustee pursuant to clauses 2.8.8 or 2.8.9 shall, unless otherwise directed in writing by the Trustee, be made by the Originator to the Trustee.

           2.8.11     The Originator agrees that:

                      (1) each Application to Fund shall, if required by the Manager, be accompanied by the Application Fee;

                      (2) if not already paid, the Application Fee shall become immediately due and payable on the date the Manager issues a completed Part C of an Interest Rate Delivery Commitment in accordance with clause 2.8.5;

                      (3) if the Manager does not issue a completed Part C of an Interest Rate Delivery Commitment in accordance with clause 2.8.5, any Application Fee already paid by the Originator shall be refunded to the Originator;

                      (4) if for any reason other than that specified in the preceding sub-clause (3):

                                 (A)        funds are not advanced; or

                                 (B) an Approved Application is cancelled or is deemed to have been cancelled pursuant to any of the provisions of this clause 2,

                      THEN the Manager may in its absolute discretion refund the whole or part of the Application Fee actually paid by the Originator OR where the Application Fee has been debited to the Originator's account, credit that account with the whole or part of the Application Fee.

2.9        LOAN APPROVALS

           The Originator shall not grant any Loan Approval except pursuant to an Approved Application and in compliance with the Parameters. The Originator shall not give (and acknowledges that it has no authority to give) any undertaking or obligation which purports to bind the Trustee and/or the Manager otherwise than pursuant to a Loan Approval. The Originator shall indemnify the Manager and the Trustee and keep each of them indemnified against any liability however arising as a result of the Originator giving any Loan Approval otherwise than as provided in this clause.

2.10       ORIGINATOR'S PRE-SETTLEMENT OBLIGATIONS

           The Originator shall not less than five (5) Banking Days prior to the proposed settlement date of an Approved Mortgage Loan or the purchase of an Approved Mortgage advise the Manager in writing of the proposed settlement date and at the same time the Originator shall deliver or cause to be delivered to the Manager:

           2.10.1 a Settlement Statement addressed to the Manager in respect of the Approved Mortgage Loan or the Approved Mortgage completed and certified by and/or on behalf of the Originator to be true and correct;

           2.10.2 where applicable, the documents and evidence required by clause 2.5; and

           2.10.3 such other documents or things as from time to time shall be required pursuant to the Parameters or are otherwise stipulated by the Manager.

2.11       SETTLEMENT FUNDS

           The Originator shall advise the Manager not less than two (2) Banking Days prior to the proposed settlement date of the amount or amounts required to be paid by the Trustee to settle the Approved Mortgage Loan or to purchase the Approved Mortgage. Subject to:

           2.11.1 the Manager and the Trustee having received the items specified in clause 2.10;

           2.11.2 the Trustee and the Manager each receiving a copy of the Solicitor's Certificate from the Approved Solicitor in accordance with this Deed and the Parameters; and

           2.11.3 the right of the Trustee and/or the Manager to cancel the Approved Application pursuant to clause 2.13,

                      the Trustee and the Manager shall arrange for settlement in respect of the Approved Mortgage Loan or the purchase of the Approved Mortgage and the Manager shall direct the Trustee on behalf of the Fund, or arrange for a Warehousing Investor, to draw a cheque for the amount of the Approved Mortgage Loan or the purchase price of the Approved Mortgage and to have it available for the collection by the Approved Solicitor (or alternatively to transfer the relevant amount to the trust account of the Approved Solicitor) by 10.30 a.m. Eastern Standard Time on the morning of the proposed settlement date or at such other time as the Trustee may agree. The Originator shall notify the Manager immediately should there be any change to the settlement date previously advised and the Originator shall be responsible for any loss thereby occasioned (including, without limitation, loss calculated in accordance with clause 2.7). If settlement is delayed by more than 3 Banking Days from the Settlement Date the Originator shall cause the Approved Solicitor to remit all settlement moneys previously made available by the Trustee to the Trustee or to such other person as the Trustee may alternatively direct.

2.12       SETTLEMENT AND REGISTRATION

           The Originator shall instruct the Approved Solicitor:

           2.12.1 to attend settlement of the Approved Mortgage Loan or the purchase of the Approved Mortgage and to obtain the Documents of Title;

           2.12.2 immediately after the issue of the copy of its Solicitor's Certificate, to forward the original thereof to the Manager for verification (to be received by the Manager no later than one Banking Day prior to settlement) and as soon as practical following verification the Manager shall forward such original to the Trustee;

2.12.3 immediately after settlement to lodge at the Land Titles Office the Mortgage and/or the Transfer of Mortgage and such other of the Documents of Title which may be necessary to enable the Mortgage and/or the Transfer of Mortgage to be registered without delay; and

2.12.4 to advise the Trustee in writing of the dealing number of the Mortgage or Transfer of Mortgage immediately after it has been lodged for registration.

2.13       CANCELLATION OF APPROVED APPLICATION

           The Originator acknowledges that the Manager and/or the Trustee may at any time prior to the actual settlement date by written notice to the Originator cancel an Approved Application if:

           2.13.1 either of them is not satisfied that all the criteria for acceptance of an Approved Mortgage into the Fund have been met;

           2.13.2     if the relevant Mortgage:

                      (1) in the case of an Approved Mortgage Loan, when prepared by an Approved Solicitor, does not confirm with the Parameters; or

                      (2) in the case of the purchase of a Mortgage, is found not to be an Approved Mortgage;

           2.13.3 the Trustee has not received all of the items referred to in clause 2.10 and 2.11.2;

           2.13.4 the Trustee has not received a certificate from the Manager in accordance with the Manager's obligations under the provisions of the Management Deed;

           2.13.5 the Trustee has become aware that the requisite Security Enhancements applicable to the relevant Mortgage not available;

           2.13.6 for any reason the Trustee is not satisfied that there are or will be on the Settlement Date sufficient funds available at the rate or on the other terms advised by the Manager to the Trustee to be the rate or terms contained in the Approved Application for settlement of the Approved Mortgage Loan or the purchase of the Approved Mortgage including, without limiting the foregoing, an insufficiency of funds or expected insufficiency of funds arising by reason of any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any governmental, fiscal, monetary or other authority charged with the administration thereof;

           2.13.7 the lower rate of interest under the Approved Mortgage is less than the Allocated Rate;

           2.13.8 the Manager and/or the Trustee believes that acceptance of the application would not be in the best interests of the Fund and/or the Warehousing Investor which is to provide the requisite funds; or

           2.13.9 if the Originator is in breach of this Deed in any respect whatsoever,

           AND the Originator further acknowledges and agrees that if an Approved Application is cancelled pursuant to this clause 2.13 then, without limiting the operation of clause 2.7;

           2.13.10 notwithstanding that such cancellation may be due to an act or omission by the Manager or the Trustee neither the Manager nor the Trustee shall be liable in any way for any loss or damage incurred by the Originator or by the person to whom the Originator has given the Loan Approval pursuant to clause 2.9 and the Originator shall indemnify and keep indemnified the Manager and the Trustee against any action proceedings claim or demand instituted or made by any such person in respect of any such loss or damage; and

           2.13.11 except to the extent that such cancellation may be due to a negligent act or omission by the Manager or the Trustee the Originator shall compensate the Manager and the Trustee for any funding or hedging costs or liabilities incurred by them in respect of any funds or rates previously committed by either of them to funding the Approved Application, including without limitation any costs arising from an Interest Rate Delivery Commitment or from the commitment of funds consequent upon an Acceptance.

2.14       PAYMENT OF INTEREST DEDUCTED AT SETTLEMENT

           The Originator shall instruct the Approved Solicitor to deliver a cheque for any interest payment under an Approved Mortgage which has been deducted from the settlement funds to the Trustee as soon as possible after settlement and in any event within 3 Banking Days of the actual settlement.

2.15       DELIVERY OF DOCUMENTS OF TITLE

           The Originator shall instruct the Approved Solicitor to deliver to the Trustee as soon as practicable and, in any event, within five (5) Banking Days of the date of receipt by the Approved Solicitor of each Mortgage after registration by the appropriate Land Titles Office or other appropriate registry of the Mortgage or the Transfer of
           Mortgage:

           2.15.1     the Documents of Title; and

           2.15.2 such other documents or things as may from time to time be required pursuant to the Parameters or are otherwise stipulated by the Manager or the Trustee.

2.16       EPITOME OF MORTGAGE

           The Originator on behalf of the Trustee shall instruct the Approved Solicitor to send to the Borrower, the Manager and the Trustee within five (5) Banking Days of settlement of each Approved Mortgage Loan an epitome of the Mortgage in the form specified by the Manager from time to time.

2.17       MANAGER'S RELIANCE ON DOCUMENTS SUBMITTED

           2.17.1 In respect of any document other than a Settlement Statement required to be given or produced to the Manager by the Originator, the Originator acknowledges that the Manager shall not be concerned to enquire as to the correctness and/or proper completion of the document.

           2.17.2 In respect of a Settlement Statement, the Originator acknowledges that the Manager shall only be concerned to enquire as to its completeness and shall not be obliged to enquire as to its correctness.

2.18       INSTRUCTIONS TO APPROVED SOLICITORS

           The Originator undertakes and agrees that:

           2.18.1 it will instruct all Approved Solicitors acting in respect of Approved Mortgage Loans or the purchase of Approved Mortgages that subject to the provisions of clause 2.18.2 all such instructions are given by the Originator on behalf of the Trustee and that at all material times those Approved Solicitors will be deemed to be acting on behalf of the Trustee who will be relying upon all advice opinions and certificates given by them;

           2.18.2 notwithstanding the provisions of this Deed generally and clause 2.18.1 in particular or any Mortgage or any rule of law or equity to the contrary the Originator and not the Trustee shall be liable to bear the costs and disbursements (including without limitation duties and taxes of all kinds whether State or Federal) of Approved Solicitors and the Originator agrees to indemnify the Trustee and to keep the Trustee indemnified in respect of the same.

3.         ORIGINATOR'S OBLIGATIONS IN RESPECT OF TRUST MORTGAGES

3.1        PAYMENTS BY BORROWERS

           In respect of all Trust Mortgages the Originator shall direct the Borrower to make all payments direct to the account of the Trustee in its capacity as mortgagee under the Trust Mortgage in the manner authorised by the Trustee from time to time. If the Originator shall at any time receive any such payment it shall immediately deposit that payment with the Trustee and that payment shall be deemed to be held by the Originator in trust for the Trustee until so deposited.

3.2        MANAGEMENT OF TRUST MORTGAGES

           The Originator shall manage each Trust Mortgage using all proper care and skill as would be taken by a prudent mortgagee. None of the provisions of this Deed shall be construed as in any way limiting the Originator's obligations under this clause PROVIDED THAT where this Deed deals expressly with a given management responsibility or sets out a specific procedure in relation to a particular subject, this clause shall not be construed as conferring any power, authority or obligation on the Originator that differs from the express terms herein contained in relation to that responsibility or to permit any other procedure in relation to that particular subject other than the express procedure set our herein.

3.3        COMPLIANCE WITH MORTGAGE INSURANCES

           The Originator shall ensure that each Trust Mortgage is managed in accordance with the terms of all corresponding Mortgage Insurance and where the Originator is required to be approved by the corresponding Mortgage Insurer, the Originator shall comply with the terms of any such approval and maintain its accreditation as an approved mortgage originator.

3.4        PAYMENT OF MANAGEMENT COSTS AND EXPENSES

           The Originator shall pay from its own funds all costs and expenses of performing its obligations pursuant to this Deed and except where it is expressly authorised by this Deed to do so the Originator shall not seek nor shall it be entitled to receive any reimbursement from either the Manager or the Trustee.

3.5        MAINTENANCE OF RECORDS

           The Originator shall at its expense maintain records of all Trust Mortgages introduced by the Originator which shall include such details as the Manager may from time to time require. If requested by the Manager the Originator shall provide a true copy of the whole or any part of those records.

3.6        REPORTS TO MANAGER

           The Originator shall keep the Manager promptly and regularly informed of any action taken by it pursuant to this Deed and will recommend appropriate procedures and actions to be taken by the Trustee in order to enable the rights and interests of the Trustee, Investors and Warehousing Investors to be protected at all times.

3.7        CARE AND SKILL

           The Originator shall at all times use all proper care and skill in carrying out its obligations under this Deed and it acknowledges that in entering into this Deed the Manager and the Trustee are relying on the skill and judgement of the Originator.

3.8        TRUSTEE'S ENTITLEMENT TO REGISTRATION AS MORTGAGEE

           Nothing in this Deed nor any failure by the Manager or the Trustee to comply with its terms shall prevent the Trustee from being registered as mortgagee under any Trust Mortgage and the Originator shall not in any way interfere with such registration and shall lend such assistance as may reasonable be required to effect registration.

3.9        NOTIFY DEATH OF ANY BORROWER

           The Originator shall promptly notify the Manager if it receives notice of the death of any Borrower.

3.10       ADVISE DEFAULTS

           The Originator shall immediately advise the Manager in writing if it becomes aware of, or has reasonable grounds to suspect, the occurrence of any default, event of default (howsoever described) or any event which with the giving of notice, lapse of time or any determination could constitute such an event of default under any Approved Mortgage Loan, Approved Mortgage or Collateral Security or the occurrence of any act, omission, circumstance or event which reasonably could materially adversely effect the financial condition of any Borrower, Mortgagor or surety thereof or the ability of any of them to perform their respective obligations under any Approved Mortgage Loan, Approved Mortgage or Collateral Security.

3.11       REVIEW OF COMPLIANCE WITH MORTGAGES

           The Originator shall conduct regular reviews (being not less than annually) in accordance with the Parameters in relation to each Trust Mortgage.


4.         INSURANCES - ORIGINATOR'S OBLIGATIONS

4.1        GENERAL INSURANCE

           The Originator shall ensure that all buildings and improvements on the Property the subject of a Trust Mortgage shall at all times during the currency of the Mortgage be insured by the Mortgagor in the names of the Mortgagor and the Trustee for their respective interests for their full replacement and reinstatement value against all such risks and by such classes of insurance as provided for in the Parameters and with such insurance office as the Manager and the corresponding Mortgage Insurer shall approve.

4.2        LAPSING OF POLICIES

           The Originator shall ensure that all insurances referred to in clause
           4.1 provide for the Trustee (or such other person as the Manager or the Trustee may from time to time specify) to be notified not later than fourteen (14) days (or such other number of days as the Manager may in writing agree to) prior to any such insurance policies lapsing or being cancelled. If the Originator becomes aware that any insurance policy is about to lapse or be cancelled or has lapsed or cancelled the Originator shall immediately after becoming aware thereof:

           4.2.1      notify the Manager and the Trustee;

           4.2.2 pay out of its own funds the amount necessary to renew or replace the lapsed or cancelled policy; and

           4.2.3 provide the Trustee and/or the Manager with details of the new insurances effected.

4.3        SETTLEMENT OF CLAIMS

           The Originator shall not settle or compound any claims pursuant to any insurance policy unless it has obtained the prior written approval of the Manager and the Trustee and it shall comply with the instructions of the Manager, the Trustee and the corresponding Mortgage Insurer with respect to the application of the proceeds of any such policy to which the Trustee is entitled.

4.4        ORIGINATOR TO ASSIST IN MORTGAGE INSURANCE CLAIMS

           The Originator acknowledges that it is aware there may be policies of Mortgage Insurance between the Trustee and a Mortgage Insurer in respect of the portfolio of Mortgages which form part of the Fund under which the Manager and the Trustee have obligations certain of which must be performed within specific time frames. The Originator agrees that it shall promptly do all such things and give all such reports and information to the Trustee and the Manager as may be necessary to enable them to carry out their obligations to the Mortgage Insurer within the specific time frames.

4.5        MORTGAGE INSURANCE CLAIMS

           If:

           4.5.1 the Trustee shall claim and recover any moneys pursuant to a policy of Mortgage Insurance; and

           4.5.2 there shall be a surplus remaining after the Trustee has received payment in full in respect of all moneys secured by the Mortgage to which that claim relates,

           then the Manager shall direct the Trustee to the extent that funds are available and may lawfully be so applied, to reimburse the Originator in respect of any payments made by the Originator pursuant to this clause 4 together with the reasonable costs to the Originator of making any such payment.

5.         DEFAULT BY BORROWER - ORIGINATOR'S OBLIGATIONS

5.1        ORIGINATOR MAY PAY INTEREST PAYMENTS OVERDUE FROM BORROWERS

           5.1.1 The Manager shall use its best endeavours to give to the Originator on or before the twenty-second day of each calendar month a list (the "DELINQUENT LIST") of those Trust Mortgages under which the Borrower is according to the then records in default in payment of interest ("overdue interest payments").

           5.1.2 Within two (2) Banking Days of receipt of the delinquent list pay to the Trustee the amount of all overdue interest payments in respect of any Borrower as specified in that delinquent list (all such payments shall be calculated at the lower interest rate specified in the relevant Trust Mortgages).

           5.1.3      If the Originator has made a payment pursuant to clause
                      5.1.2 and has not made (and is not required pursuant to clause 5.1.4 to make) a claim in respect of that payment under the Mortgage Insurance Policy then the Manager shall (subject to receipt by the Trustee from the defaulting Borrower of the same) direct the Trustee to reimburse the same to the Originator (calculated at the higher interest rate specified in the corresponding Trust Mortgage) PROVIDED THAT the Manager shall not be obliged to direct the Trustee to take action to recover any interest not paid by the Borrower except as provided in clause 5.3.

           5.1.4      (1)      The parties acknowledge that the Trustee and/or
                               the Manager may establish a Mortgage Insurance
                               Policy in respect of a Trust Mortgage under which the Originator is entitled to claim directly on the Mortgage Insurer in respect of overdue interest payments paid by the Originator pursuant to clause 5.1.2.

                      (2) The Originator agrees with the Trustee and the Manager that notwithstanding the express and implied provisions of such a Mortgage Insurance Policy, if the Originator makes a second payment under clause 5.1.2 at a time when the first payment has not been reimbursed to it pursuant to clause 5.1.3, it shall claim the entire amount of all then overdue interest payments then outstanding in respect of the relevant Trust Mortgage and paid by it pursuant to clause 5.1.2 and, thereafter, shall claim under the Mortgage Insurance Policy for each succeeding overdue interest payment for that Trust Mortgage paid by it pursuant to clause 5.1.2.

                      (3) The Originator acknowledges that if it makes a claim on a Mortgage Insurance Policy pursuant to this clause 5.1.4 in respect of overdue interest payments for a Trust Mortgage pursuant to clause 5.1.2 then it shall have no entitlement to the corresponding interest payment (calculated at the higher rate specified in the Trust Mortgage) if actually received by the Trustee and/or the Manager.

                      (4) All claims by the Originator on a Mortgage Insurance Policy shall be made in accordance with this Deed, the Parameters and the corresponding Mortgage Insurance Policy.

                      (5) Any payment by a Mortgage Insurer in respect of a claim by the Originator pursuant to this clause will be made to the Trustee. The Manager will, after satisfying itself regarding the propriety of the claim, direct the Trustee to pay the corresponding amount to the Originator.

           5.1.5 Notwithstanding any other provision of this Deed the Originator shall have no entitlement to any interest on overdue interest payable in respect of any Trust Mortgage.

5.2        ORIGINATOR'S OBLIGATIONS TO MAKE GOOD DEFAULTS BY BORROWERS

           Subject to this Deed generally and clause 9 in particular, the Originator shall on the instruction of the Manager and the Trustee take such steps and incur such expenses as are necessary for the Trustee to enforce the terms of each Trust Mortgage or otherwise exercise any of the rights conferred on the Trustee under each Trust Mortgage including the taking out or renewal of insurance policies over buildings and improvements on a Property pursuant to clause 4.2 and undertaking necessary repairs and paying rates and taxes levied on any Property. In exercising its powers under this clause the Originator shall retain the services and seek the advice of such competent and qualified solicitors, valuers, builders and other experts as it thinks fit. Where the Originator considers that any such expenses will not be substantially recoverable from the Borrower or any guarantor or surety it will promptly seek instructions from the Manager before taking action but the Originator shall not delay payment of any overdue insurance premium pursuant to clause 4 pending receipt of instructions. The fact that there may be a shortfall shall not exonerate the Originator fom its obligations to make any payments pursuant to this clause. If the Borrower subsequently pays the amount of the expenses so incurred by the Originator the Manager shall direct the Trustee to pay that amount including any interest at the higher rate paid on it by the Borrower less any taxes or expenses incurred by the Trustee or the Originator for its own use and benefit.

5.3        PRE-CONDITIONS TO TRUSTEE INSTITUTING PROCEEDINGS FOR OUTSTANDING
           PAYMENTS

           Upon and in consideration of the Originator making any payments pursuant to clauses 4.2, 5.1 and/or 5.2 the Manager shall subject to the agreement of the corresponding Mortgage Insurer direct the Trustee to institute proceedings against the relevant Borrower to recover such payments in accordance with the terms of the relevant Trust Mortgage PROVIDED THAT prior to commencement of any such proceedings the Originator shall where necessary provide the requisite funds to enable those proceedings to be conducted AND the Originator shall indemnify the Trustee and keep the Trustee indemnified in respect of all costs and expenses incurred in those proceedings.

5.4      ORIGINATOR'S OBLIGATIONS TO ENFORCE MORTGAGE TERMS AGAINST BORROWERS

         5.4.1    Upon:

                  (1) the occurrence of any event of default (howsoever expressed) under a Trust Mortgage; and

                  (2) receipt of instructions from the Manager and the Trustee,

                  THEN in accordance with the Parameters and subject to those instructions the Originator shall at its own expense take such steps as may lawfully be permitted and as may be required to enable the default to be quickly remedied. Without limiting the generality of the Originator's obligations under this sub-clause 5.4.1 the Originator shall immediately upon receipt of the delinquent list pursuant to sub-clause 5.1.1 make demand on the Borrower named in that list for payment of the overdue interest payment. The Originator shall ensure that each demand is in a form and is served in a manner sufficient for the purposes of any subsequent enforcement which may be pursued in accordance with clause 5.4.2 and shall obtain from Approved Solicitors such legal advice as is necessary to achieve this. Additionally the Originator shall comply with such direction as to the form and service of demand as may be given by the Manager and the Trustee from time to time.

         5.4.2 The Originator shall at the written direction of the Manager and subject to the prior consent of the Trustee at the Originator's expense:

                  (1) exercise such powers of the Trustee (including its power of sale) as may be necessary and give all notices signed by the Trustee and do all things required by law to realise the Property the subject of the Trust Mortgage or otherwise recover the outstanding amount as soon as reasonably possible;

                  (2) commence and diligently prosecute such legal proceedings (including proceedings for vacant possession of the Property) as may be necessary.

         5.4.3 The Manager shall lend and shall procure that the Trustee shall lend such assistance as may be necessary to enable the Originator to perform its obligations under this clause 5.4.

         5.4.4    The Originator shall be entitled to be paid:

                  (1)      on discharge of the relevant Trust Mortgage; or

                  (2) should the Trustee sell the Property as mortgagee, out of the proceeds of sale; or

                  (3) should a claim be made on and paid by the corresponding Mortgage Insurer from the proceeds of that claim,

                  all expenses which the Originator has incurred pursuant to clause 5.2 or this clause 5.4 PROVIDED THAT such payment shall only be made to the Originator after the Trustee has received payment in full of all moneys secured to it by the Mortgage and any expenses incurred by the Trustee or which the Trustee considers will or may be incurred for which it has not been reimbursed and then only to the extent that funds are available to the Trustee.

         5.4.5 The Manager shall direct the Trustee to make any necessary claim on the corresponding Mortgage Insurer and in such event the Originator shall indemnify the Trustee and keep the Trustee indemnified in respect of all costs and expenses incurred in making any claim but notwithstanding the Manager's direction the Trustee may in its absolute discretion decline to make such claim if it considers in all the circumstances that it is inappropriate to do so.

5.5      CARRIAGE OF SALE

         If the Trustee decides to exercise a power of sale pursuant to a Trust Mortgage, the Originator shall at the request of the Manager arrange for and shall have the carriage of that sale. The Originator shall do all things necessary (including obtaining at its own expense any Valuations of the relevant Property) to ensure that the Trustee receives an amount equal to the amount which it would have been entitled to receive if the Mortgage had been discharged on its Due Date in accordance with its terms together with all costs and expenses which the Trustee is entitled to recover under the terms of the Mortgage. The Originator shall ensure that the proceeds of sale are applied strictly in accordance with the terms of the Mortgage and that any monies inadvertently received by the Originator from the proceeds of sale are paid to the Trustee immediately.

5.6      SHORTFALL ON SALE

         If there is any shortfall upon the sale of any Property whether by the Trustee or any other person so that the Trustee does not obtain amount sufficient to discharge the Borrower's obligations to the Trustee secured by the Mortgage then, in addition to any other obligations it may have, the Originator shall if so required by the Manager or the Trust Deed make such applications and do such things as may be necessary to enable the Trustee to obtain the benefit of any payment to which it is or may be entitled pursuant to any Mortgage Insurance Policy or building insurance policy and also the benefit of any guarantee or personal covenant. The Manager shall lend and shall procure that the Trustee shall lend such assistance as may be necessary to enable the Originator to perform its obligations under this clause.

5.7      INDEMNITY

         The Originator shall indemnify the Manager and the Trustee and keep each of them indemnified in respect of all claims losses damages demands and expenses which they or either of them may suffer or incur should the Trustee or the Manager be held to have failed to act in good faith or to be in breach of its duty to a Borrower or any other person (including any wilful or wrongful neglect) due to any act or omission of the Originator.

5.8      LIMIT OF ORIGINATOR'S POWERS

         In the exercise of any of the powers of the Trustee as mortgagee under any Trust Mortgage, the Originator's powers shall be limited to those powers specified in this Deed and/or any further powers from time to time agreed to by the Manager and the Trustee and the Originator shall not settle, compound or compromise any right of the Manager or the Trustee in respect of any Trust Mortgage or otherwise nor attempt to do so without the prior written approval of the Manager and the Trustee.

5.9      ORIGINATOR'S LIABILITY FOR PERSONS RETAINED

         Where pursuant to the provisions of this Deed and, in particular, pursuant to clauses 5.2 and 5.4, the Originator retains the services of any person to undertake any work or action or render any advice or report in connection with a Trust Mortgage, then:

         5.9.1 The Originator shall be primarily liable for payment of any retainer fees, costs and/or expenses due to that person; and

         5.9.2 The Originator shall only be entitled to reimbursement of such fees, costs and/or expenses:

                  (1) after the Trustee has received any relevant payment under any building insurance policy or Mortgage Insurance Policy relating to the Property; or

                  (2) after settlement of the sale of the Property and then only to the extent of whichever is the lesser of:

                           (A) the payment received by the Trustee under sub-clause (1); or

                           (B)      the Trustee's entitlement under the
                                    provisions of the relevant Trust Mortgage to deduct the relevant amounts from the proceeds of the sale of the Property,

                  PROVIDED THAT in any case the Originator's entitlement to seek reimbursement shall be limited to the amount of any funds available to the Trustee for proper application to the same.

6.       WARRANTIES BY ORIGINATOR

6.1      WARRANTIES

         The Originator warrants to the Manager and the Trustee that, except as may be disclosed in writing by the Originator to the Manager, the Trustee and each Mortgage Insurer and approved by each of them prior to the settlement of an Approved Mortgage Loan or the transfer of an Approved Mortgage to the Trustee, as at the date of such Mortgage or Transfer of Mortgage (as the case may be) the following provisions relating to the Approved Mortgage and other relevant matters will be true and correct in all material respects:

         6.1.1 the Originator has on behalf of the Trustee instructed the Approved Solicitors in accordance with the requirements of clause 2.5.3 and in regard to such other matters as it deemed relevant and which are required in accordance with the Parameters and that those Solicitors have certified as to the matters set forth in the Parameters in the manner required by this Deed that settlement could proceed;

         6.1.2 the Originator has obtained a Valuation which complies with the provisions of the Parameters relating to Valuations;

         6.1.3 the Originator is not aware of the occurrence of any event or any proposal or other circumstances affecting the Property the subject of the Mortgage which may reduce its value as set out in the Valuation;

         6.1.4 all improvements on the Property are insured for their full replacement and reinstatement value in the names of the Mortgagor and the Trustee for their respective interests, those policies required to be effected in accordance with the provisions of this Deed are in full force and effect and provide that the Originator will be notified of any lapsing or cancellation and all premiums have been paid on those policies and that the Mortgage obligates the Mortgagor to maintain all such policies at the Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorises the mortgagee to maintain such policies at the Mortgagor's cost and expense and to seek reimbursement therefore from the Mortgagor;

         6.1.5 the Mortgage Insurance required to be effected in accordance with the Parameters has been effected and the corresponding Mortgage Insurance Policy has been issued in conformity with the requirements of the Parameters and the premium has been paid or provisions made for the premium to be paid;

         6.1.6 the provisions of the Parameters have been fully complied with and, without limitation, that the terms and conditions of the Mortgage comply in all respects with the terms of the Approved Application;

         6.1.7 the Originator is not aware of any circumstances in respect of the Mortgage, the Property or the Borrower or any surety of the Borrower (including but not limited to the Borrower's or the surety's credit standing) which could reasonably be expected to cause a prudent lender to:

                  (1)      regard the Mortgage as an unacceptable investment;

                  (2) anticipate the Borrower is likely to make default under the Mortgage;

                  (3) believe that the value or marketability of the Mortgage could be adversely affected;

         6.1.8 the Borrower's application for Loan Approval and/or the proposed transferor's application for the Fund to purchase the Approved Mortgage has been fully investigated by the Originator and it complies with the Parameters and the Originator is satisfied that all statements and information contained in that application are true and correct and may be relied upon by the Trustee and the Manager;

         6.1.9 except where previously disclosed to and approved in writing by the Trustee, the Borrower is not an employee agent, shareholder, director, manager, consultant or related body corporate of the Originator or an Associate of any such person or company;

         6.1.10 the Mortgage is not a Regulated Mortgage (as defined in section 5 of the Credit Act 1984 or the corresponding legislation in any other State or Territory of the Commonwealth of Australia) to which Part 4 of that Act applies and does not constitute any other contract or agreement regulated or partly regulated by the Credit Act (or such corresponding legislation) or any modification or re-enactment thereof;

         6.1.11 the Originator has been duly incorporated and is validly existing as a Mortgage Originator in good standing under the laws of Australia, with full power and authority (corporate and other) to conduct its business as now being conducted and to enter into and perform its obligations under this Deed, owns or possesses or has obtained all material governmental registrations, licences, permits, consents, orders, approvals and other authorisations necessary to carry on its business as now being conducted, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations, non-compliance with which could have a material adverse effect on the Originator in the jurisdictions in which it is conducting business AND that the Originator has acted lawfully in arranging or transferring the Mortgage;

         6.1.12 this Deed has been duly authorised, executed and delivered by the Originator and will constitute a valid and binding agreement of the Originator in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganisation, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of

                                       33
                  equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         6.1.13 neither the execution nor the delivery of this Deed nor the consummation of any other of the transactions contemplated herein nor the fulfilment of the terms of this Deed will result in the breach of any term or provision of the Memorandum and Articles of Association of the Originator or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Originator or any of its subsidiaries or other related companies is a party or by which it is bound, or any statute, order or regulation applicable to the Originator or any of its subsidiaries or other related companies of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Originator or any of its subsidiaries or other related companies. Neither the Originator nor any of its subsidiaries or other related companies is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or to the best knowledge of the Originator may in the future materially and adversely affect:

                  (1) the ability of the Originator to perform its obligations under this Deed; or

                  (2) the business, operations, financial condition, properties or assets of the Originator;

         6.1.14 except as disclosed to and approved in writing by the Manager prior to the execution of this Deed, there are no actions or proceedings against, or investigations of, the Originator pending, or, to the knowledge of the Originator threatened, before any court, administrative agency or other tribunal:

                  (1)      asserting the invalidity of this Deed;

                  (2) seeking to prevent the consummation of any of the transactions contemplated by this Deed; or

                  (3) which might materially and adversely affect the performance by the Originator of its obligations under, or the validity or enforceability of, this Deed;

         6.1.15 the Originator is solvent in that no petition to wind it up has been made nor has it currently committed any act of insolvency;

         6.1.16 the Originator is not in breach of any of its obligations under this Deed.

6.2      WARRANTIES TRUE AT SETTLEMENT DATE

         The Originator further warrants to the Manager and the Trustee that all warranties contained in clause 6.1 shall be true as at the date of settlement of the Approved Mortgage Loan or purchase of the Approved Mortgage and further that the warranties contained in sub-clauses 6.1.11, 6.1.13 and 6.1.15 are and will at all times during the term of this Deed remain true and correct.

6.3      CORRECTNESS OF APPLICATIONS AND SETTLEMENT STATEMENTS

         The Originator further warrants to the Manager and the Trustee that each Application and Settlement Statement delivered by the Originator in accordance with this Deed shall be complete and correct in all respects and that any person who certifies such Settlement Statement to be true and correct shall have the full authority to certify on behalf of the Originator and shall bind the Originator.

6.4      INDEMNITY

         6.4.1 The Originator shall indemnify and keep indemnified the Trustee and the Manager from and against any loss or damage which they or either of them may suffer or incur in respect of any action, claim or demand made or brought in respect of or otherwise arising from or in connection with any breach of any of the warranties contained in any part of this clause 6.

         6.4.2 The Originator acknowledges to the Trustee and the Manager that the Trustee and the Manager will be relying upon the truth and correctness of all warranties contained in any part of this clause 6 in relation to the Acceptance and/or the purchase of Mortgages by the Trustee and otherwise in relation to entering into and continuing to be bound by this Deed.

         6.4.3 Upon settlement to the Trustee's satisfaction of any claim against the Originator under this indemnity the Trustee shall at the request and cost of the Originator assign to the Originator any right of action the Trustee may have against any third party (including without limitation the relevant Borrower and/or any Approved Solicitor or Approved Valuer) in respect of the subject matter giving rise to that breach of warranty and the Trustee shall use its best endeavours to assist the Originator in relation to any claim or proceedings which the Originator may make or intake in respect thereof PROVIDED THAT the Originator shall indemnify the Trustee against all costs it may incur in giving such assistance.

6.5      WARRANTIES TO CONTINUE

         The warranties given in this clause 6 shall continue in full force and effect notwithstanding and shall not merge on the acceptance and/or the purchase of any Mortgage by the Trustee and notwithstanding the termination of this Deed shall continue to bind the Originator in relation to any matter or event existing or occurring prior to such termination.

6.6      ORIGINATOR TO NOTIFY BREACH OF WARRANTY

         The Originator shall immediately upon discovery of any breach of any of the warranties contained in clause 6.1 in respect of any Trust Mortgage and without regard to any limitations set forth in such warranty concerning the knowledge of the Originator as to the facts stated herein, give written notice to the Manager and the Trustee as to the particulars of that breach.

6.7      ORIGINATOR TO CONFIRM WARRANTIES ON REQUEST

         Without limiting the obligations of the Originator under clause 6.6, the originator shall immediately upon request by the Manager and/or the Trustee furnish to the requesting party a written statement confirming that the warranties contained in clause 6.1 in respect of a particular Trust Mortgage have not been breached in any material way and/or giving full particulars of any breach that has come to the knowledge of the Originator and which it has not already notified to the Manager and/or the Trustee pursuant to clause 6.6

7.       ORIGINATOR TO BUY BACK MORTGAGES

7.1      REQUEST FOR BUY BACK

         In addition to any other right or remedy which the Manager or the Trustee may have in case any of the warranties contained in clause 6 shall in the bona fide opinion of the Trustee (which shall be conclusive) be untrue or misleading, the Originator shall at the request of the Manager or the Trustee purchase from the Trustee the Mortgage or Mortgages to which any breach of warranty relates PROVIDED THAT the Originator will only be obliged to purchase such Mortgage or Mortgages in circumstances where the breach of warranty has in the bona fide opinion of the Trustee (which shall be conclusive) occurred as a result of some matter act or thing within the knowledge or control of the Originator or any of its officers or employees.

7.2      ORIGINATOR'S OBLIGATIONS

         The Originator shall within thirty (30) days of receipt of a request by the Manager or the Trustee pursuant to clause 7.1, pay to the Trustee:

         7.2.1 the amount which the Borrower under the relevant Mortgage would be obliged to pay to the Trustee if the Borrower had discharged his Mortgage on the date of such purchase by the Originator including the amount of any Break Costs as provided in the Mortgage; and

         7.2.2 the costs, fees and expenses of the Trustee and/or the Manager relating to the Mortgage and the breach of warranty.

7.3      TRUSTEE AND MANAGER OBLIGATIONS

         Upon the Trustee receiving the payments referred to in clause 7.2:

         7.3.1 the Manager will direct the Trustee to hand to the Originator the Documents of Title and a transfer of the Mortgage executed by the Trustee in favour of the Originator; and

         7.3.2 the Trustee shall at the request and cost of the Originator assign to the Originator any right of action the Trustee may have against any third party (including without limitation the relevant Borrower and/or any Approved Solicitor or Approved Valuer) in respect of the subject matter giving rise to that breach of warranty and the Trustee shall use its best endeavours to assist the Originator in relation to any claim or proceedings which the Originator may make or initiate in respect thereof PROVIDED THAT the Originator shall indemnify the Trustee against all costs it may incur in giving such assistance.



8.       ORIGINATOR'S REMUNERATION

8.1      LIMITATION

         Save for its entitlement to the monthly fee referred to in clause 8.2 the Originator shall not be entitled to receive and shall not seek any remuneration from either the Manager or the Trustee in respect of anything done by it pursuant to this Deed. The Originator acknowledges that it intends primarily to seek its remuneration from Borrowers by way of procuration fees. The Originator shall not charge procuration fees in excess of those allowed by law or, to the extent that there is no legal limit, in excess of those recommended from time to time or commonly and reasonably charged by those parties affected by the Credit (Administration) Act 1984 (New South Wales) or other relevant legislation application in any State or Territory other than New South Wales.

8.2      MONTHLY FEE

         The Manager shall instruct the Trustee to pay to the Originator a monthly fee by way of remuneration for the Originator's performance of its obligations under this Deed. That fee shall be:

         8.2.1 computed on the principal sum secured by each Trust Mortgage introduced by the Originator from the date of acceptance of that Trust Mortgage into the Fund until the principal sum secured by such Trust Mortgage has been repaid to the Trustee or this Deed is terminated (whichever is the earlier); ,

                  (1)

         8.2.2 calculated on a daily basis at the total of the Originator's Rate and the Originator's Management Rate; and

         8.2.3 payable monthly in arrears and on such date as the Manager shall determine from time to time,

         PROVIDED THAT if:

         (1) unless this proviso is waived by the Manager (which it may do in its absolute discretion), the Originator shall be entitled to receive the monthly fee only in respect of those Trust Mortgages under which the Borrower is not in default at the time the monthly fee is calculated;

         (2)      if the principal sum secured by an Approved Mortgage is:

                  (A) voluntarily repaid by the Borrower prior to the Due Date and has not been re-advanced by the Trustee to the Borrower in respect of any substitute Property; or

                  (B) repaid prior to the Due Date as a result of the default of the Borrower, ;

         (2)

         then the Originator's entitlement to the monthly fee in respect of that Trust Mortgage shall cease with effect from the date of such repayment.

8.3      NO SET-OFF BY ORIGINATOR

         The Originator shall in no circumstances have any right of set-off against the Trustee or the Manager.

8.4      MANAGER OR TRUSTEE MAY REMEDY ORIGINATOR'S DEFAULT

         If the Originator is in default in the performance of any of its obligations under this Deed THEN without prejudice to any other rights or remedies of the Manager and/or the Trustee either the Manager or the Trustee may in its absolute discretion and without giving any prior notice to the Originator of its intention to do so remedy the default. The Originator hereby irrevocably authorises the Trustee to deduct all costs and expenses so incurred by the Manager and/or the Trustee from the Originator's entitlements under this Deed including without limitation those under clauses 5.1, 5.2 and 8.2 (collectively called "the Originator's Entitlements"). The Originator shall indemnify and keep indemnified the Manager and the Trustee against all such costs and expenses in the event that the Originator's Entitlements are at any material time insufficient to cover them.

8.5      MANAGER'S STATEMENT OF COSTS AND EXPENSES

         For the purposes of clause 8.4 the Manager's determination of the amount of costs and expenses incurred by it shall be final and binding on the Originator and a statement in writing signed on behalf of the Manager by a director, secretary or other authorised officer of such amount shall as against the Originator be conclusive and the Trustee shall not be concerned to enquire as to the correctness of same.

9.       STATUS OF ORIGINATOR

9.1      INDEPENDENT CONTRACTOR

         9.1.1 With the exception of the appointment of and delegations to the Originator under this Deed, the Originator acknowledges that in exercising its rights, powers and discretions and performing its duties and obligations under or pursuant to this Deed it is in all respects in relation thereto an independent contractor and acts as a principal and shall not directly or indirectly hold out or permit to be held out to anyone any statement, act, deed, matter or thing indicating that it is an agent, sub-agent, attorney, partner or employee of the Manager or the Trustee. The Originator shall not otherwise engage in conduct which may lead others to believe that it is such an agent, sub-agent, attorney, partner or employee. The Originator shall maintain adequate workers' compensation or other equivalent insurance and shall comply with all reasonable directions of the Manager and the Trustee in that respect and shall otherwise comply with all relevant legal requirements relating to the employment of persons. If the Manager shall so require, the Originator shall cause the Manager to be shown as an insured person on any workers' compensation or other equivalent policy which the Originator may be required by law to effect. The Originator shall indemnify and keep indemnified the Manager and the Trustee from and against any losses, damages, outgoings, costs, charges or expenses suffered or incurred by either of them in respect of any claim, action or demand made or brought against the Manager and/or the Trustee by reason of or arising out of the Originator being held in any court to be an agent, sub-agent, attorney, partner or employee of the Manager and/or the Trustee.

         9.1.2 To the extent of the appointment of an delegations to the Originator under this Deed, neither the Manager nor the Trustee shall be liable for any act or omission, fraud or other misconduct of the Originator or persons appointed by the Originator as employees or otherwise as contemplated by this Deed and the Originator shall indemnify and keep indemnified the Manager and the Trustee from and against any losses, damages, outgoings, costs, charges or expenses suffered or incurred by either of them in respect of any claim, action or demand made or brought against the Manager and/or the Trustee by reason of or arising out of any of the matters referred to in this clause 9.1.2.

9.2      ORIGINATOR'S EMPLOYEES

         The Originator will employ such persons as may be necessary for it to carry out its obligations under this Deed. Those persons shall be employees of the Originator and neither the Manager nor the Trustee shall be liable for any act or omission by any employee, agent, solicitor or representative used by the Originator in connection with its business and including any business performed pursuant to this Deed. The Originator shall indemnify the Trustee and the Manager and keep them indemnified in respect of any loss, damage or injury the Trustee or the Manager may suffer as a result of any such act or omission.

9.3      ORIGINATOR HAS NO BENEFICIAL INTEREST IN FUND

         The Originator acknowledges and agrees that:

         9.3.1 it shall not at any time have any beneficial interest in any property received by or vested in the Trustee as trustee of the Fund and in particular shall have no beneficial interest in any Approved Mortgage accepted into the Fund;

         9.3.2 except for the Originator's Entitlements (as defined in clause 8.4) and subject to the limitations thereon imposed by this Deed and in particular by clauses 8.4 and 14 it shall not at any time be entitled to any distribution of income or capital in the Fund;

         9.3.3 without limiting the generality of clauses 9.3.1 and 9.3.2 the Originator shall not (except in its capacity as Originator of an Approved Mortgage) be entitled to:

                  (1) in any way interfere with or question the exercise or non-exercise by the Manager or the Trustee or any delegate or agent of either of them of their respective duties powers authorities and discretions in relation to the Fund or otherwise under the Trust Deed or this Deed nor bring any proceeding in any court or otherwise or seek any remedies in respect of any such matters except in the case of and to the extent of any fraud, neglect or breach of duty by the Manager or the Trustee or any such delegate or agent;

                  (2) exercise any rights powers or privileges in respect of any Approved Mortgage;

                  (3) lodge or enter a caveat or like instrument claiming an estate or interest in any land or real estate over which an Approved Mortgage is held;

                  (4) negotiate or communicate in any way with any Mortgagor; or

                  (5) call for the transfer of or passing of benefit in any Approved Mortgage.

9.4      MANAGEMENT OF ORIGINATOR'S BUSINESS

         The Originator shall carry on its business, whether pursuant to this Deed or otherwise, in a proper and businesslike manner.

10.      ORIGINATOR TO OBSERVE PARAMETERS

10.1     STRICT ADHERENCE TO PARAMETERS

         The Originator shall strictly adhere to and be bound by the provisions of the Parameters.

10.2     INCONSISTENCY

         In the event of any inconsistency between the provisions of this Deed and the Parameters, then the provisions of the Parameters shall prevail to the extent of the inconsistency.

10.3     RECEIPT OF COPY OF PARAMETERS

         The Originator acknowledges that prior to signing this Deed, it received from the Manager a copy of the Parameters in force at the date of this Deed and that it has read and understood the extent of its obligations under the Parameters.

10.4     SUPPLY OF INFORMATION

         The Originator acknowledges and agrees with the Manager that it shall promptly furnish to the Originator or the Trustee all information specified in the Parameters at the times specified in the Parameters and all information concerning Approved Mortgages and the performance of its obligations in respect thereof as provided in this Deed and/or as may from time to time be requested by the Manager or the Trustee or either of them.

11.      FINANCIAL STATEMENTS AND RECORDS

11.1     REPORTS AND STATEMENTS

         The Originator shall furnish to the Manager:

         11.1.1 within 10 Banking Days of its receiving the same copies of all adverse comments of independent accountants (including, without limitation, any external auditors), reports of competent authorities and internal audit department comments (including without limitation all management letters and internal control memos); and

         11.1.2 unless otherwise required by the Manager, within 4 months of the end of the Originator's financial year audited financial statements in respect of that year prepared in accordance with normal accounting practice and audited by an independent registered company auditor. Where the Manager has good cause to believe that the necessary audit has not been or will not be carried out in a satisfactory, proper and competent manner the Manager shall have the right to require the Originator at the Originator's cost to appoint a further independent auditor nominated by the Originator and approved by the Manager to carry out that audit.

11.2     INSPECTION OF ORIGINATOR'S RECORDS

         The Originator shall permit any person authorised by the Manager or the Trustee at any reasonable time during regular business hours to examine and make audits of all Mortgage Records and the Manager is authorised to reproduce and take copies of those records.

11.3     DOCUMENTS TO REMAIN THE PROPERTY OF THE TRUSTEE

         All Mortgage Records shall be and remain the property of the Trustee. The Originator shall not acquire any vested or property rights with respect to the Mortgage Records and shall not have the right to possession of them except at the will of the Trustee and subject to the conditions stated in this clause. It is expressly agreed that the Mortgage Records in the possession of the Originator are retained in a custodial capacity only. The right to possession and the ownership of all Mortgage Records held by the Originator, prepared by the Originator or to come into the possession of the Originator by reason of this Deed or any other agreement shall immediately after sale to the Trustee of the Mortgage to which they relate vest in the Trustee and may be retained and maintained by the Originator only at the will of the Trustee. Upon written request by the Trustee, the Originator shall immediately deliver all Mortgage Records to the Trustee or its nominee.

11.4     EVIDENCE OF COMPLIANCE WITH LIQUIDITY REQUIREMENTS

         In addition to its other obligations pursuant to this clause the Originator shall upon request by the Manager or the Trustee immediately furnish to the Manager and the Trustee such evidence as either of them may reasonably require to establish that at all times during the term of this Deed the Originator is complying with this Deed and with all liquidity and other requirements specified in the Parameters and/or by the corresponding Mortgage Insurer.

12.      ASSIGNMENT BY ORIGINATOR

12.1     PRE-CONDITIONS FOR ASSIGNMENT

         The Originator shall not assign its rights under this Deed without prior written consent of the Manager PROVIDED THAT if the Originator requests the Manager in writing to agree to such assignment and the Originator is not in default in respect of any of its obligations under this Deed at the time of making that request, then subject to the Manager obtaining the consent of the Trustee to such assignment the Manager shall not unreasonably withhold its consent if the Originator has:

         12.1.1 proved that the proposed assignee is a respectable responsible and solvent person or company of good financial standing and that it carries on business as a financier and/or financial intermediary and has experience at least equal to that of the Originator in placing moneys on mortgages of real estate and in the management of mortgages;

         12.1.2 given to the Manager at least two references as to the financial circumstances of the proposed assignee and at least two references as to the relevant business experience of the proposed assignee;

         12.1.3 procured the approval by the corresponding Mortgage Insurer of the proposed assignment;

         12.1.4 not done or omitted to do any act or thing which shall constitute an unremedied breach of the Originator's obligations contained in this Deed; and

         12.1.5 procured that such assignee will at its cost execute all relevant documentation (including this Deed mutatis mutandis) in accordance with the Parameters for the assignee to be appointed as the new Originator and has provided such additional Collateral Security and/or guarantees as may be required by the Manager in his absolute discretion,

         PROVIDED ALWAYS that the Manager may withdraw any consent so given if:

         (1) prior to the Assignment taking effect the Originator is in default in respect of any of its obligations under this Deed; and/or

         (2) the proposed assignee does not comply with the provisions of clause 12.1.5 within a reasonable time as determined by the Manager,

         AND PROVIDED FURTHER that the covenants and agreements by such assignee contained in the documentation referred to in clause 12.1.5 shall be deemed supplementary to this Deed and shall not in any way release nor be deemed to release the Originator or the Originator's guarantors (if any) from its or their liability under this Deed and/or any guarantee executed pursuant to clause 19.

12.2     CHANGES IN CONTROL OF ORIGINATOR

         For the purpose of clause 12.1:

         12.2.1 a change in fifty-one (51) per cent (or such other percentage as the Manager may in its absolute discretion determine shall constitute a change in the effective control of the Originator) of the shareholding of the Originator existing at the date of this Deed (whether occurring at one time or through a series or succession of transfers or issues of shares); or

         12.2.2 a change in the effective management of the Originator as existing at the date of this Deed; or

         12.2.3 the establishment by any means of any trust under which any third party becomes a beneficial owner of any of the Originator's rights under this Deed,

         shall be deemed to be an assignment by the Originator requiring consent by the Manager as provided in clause 12.1 and the determination of the Manager that any of these matters has occurred shall be conclusive.

12.3     ORIGINATOR TO ENTER DEED WITH NEW MANAGER OR TRUSTEE

         If the Manager retires or is removed by the Trustee from its position as manager of the Fund the Originator shall at the request of the Trustee enter into a new Deed with the New manager of the Fund appointed by the Trustee in terms identical with this Deed and thereupon the Manager shall have no further obligations to the Originator (but without prejudice to any rights or entitlements that may have accrued to the Manager against the Originator prior thereto). If the Trustee retires or is removed by the Manager from its position as trustee of the Fund, the Originator shall at the request of the Manager enter into a new Deed with any new trustee in terms identical with this Deed and thereupon the Trustee shall have no further obligations to the Originator (but without prejudice to any rights or entitlements that may have accrued to the Trustee against the Originator prior thereto).

13.      PROFESSIONAL AND FIDELITY INSURANCE

13.1     ORIGINATOR TO OBTAIN AND MAINTAIN PROFESSIONAL AND FIDELITY INSURANCE

         The Originator shall prior to execution of this Deed provide evidence to the Manager that the Originator has in force a policy of professional indemnity and fidelity insurance with an insurer, and on terms, acceptable to the Manager and each Mortgage Insurer in respect of the Originator's liabilities under this Deed. The Originator shall:

         13.1.1 keep such professional indemnity and fidelity insurance in full force and effect during the currency of this Deed;

         13.1.2 not do or omit to do any thing by reason of which such professional indemnity and fidelity insurance may become liable to be vitiated or terminated; and

         13.1.3 pay every renewal premium and deliver to the Manager three (3) days before each expiry date the receipt of the professional indemnity and fidelity insurer for such renewal premium.

13.2     LAPSING OR TERMINATION OF FIDELITY INSURANCE

         The lapsing or termination of the professional indemnity and fidelity insurance referred to in clause 13.1 shall constitute default by the Originator under this Deed entitling the Manager to exercise its rights and remedies pursuant to clause 8.4 and, in particular, to pay any renewal premium required to reinstate such fidelity insurance.


14.      CHARGE AND SET-OFF

14.1     CHARGE BY ORIGINATOR

         For the purposes of better securing to the Manager and the Trustee the payment of all costs and expenses incurred by the Manager and/or the Trustee in exercise of their rights under clause 8.4 the Originator HEREBY CHARGES in favour of the Manager and the Trustee:

         14.1.1 all of the Originator's Entitlements (as defined in clause 8.4) which shall or may arise at any time during the currency of this Deed and which at the relevant time have not been received by the Originator; and

         14.1.2 from the date they come into existence, any entitlements that the Originator may have under the Fidelity Insurance referred to in clause 13 in circumstances where the Originator has made a claim under the Fidelity Insurance in connection with a breach of its obligations under this Deed and the Insurer has refused to acknowledge the interests of the Manager and/or the Trustee in that claim,

         AND the Originator undertakes to the Manager and the Trustee that it shall if so required by either or both of them at any time at its own expense complete, execute and deliver to the Manager and/or the Trustee all such further documents and forms as may be required to register the charge now given as a first ranking charge at the Australia Securities Commission.

14.2     AUTHORITY TO SET-OFF WHERE ORIGINATOR IN DEFAULT

         The Originator hereby irrevocably authorises the Trustee and/or the Manager from time to time and at any time without notice to the Originator to appropriate transfer and set-off the whole or any part of the Originator's Entitlements in or towards payment or satisfaction in whole or in part of its obligations to make any payments pursuant to this Deed in respect of which it is in default at the time this authority is exercised and the Originator acknowledges and agrees that:

         (1) the Trustee and/or the Manager may act under this authority at their option but shall be under no obligation to do so and shall incur no liability whatever to the Originator arising out of this authority or its exercise;

         (2) the rights conferred upon the Trustee and the Manager by this authority shall be in addition and without prejudice to any rights that the Trustee or the Manager may otherwise have against the Originator pursuant to this Deed or otherwise in law or equity and shall not be merged in or prejudicially affected by any security of any nature now or in future held by the Trustee or Manager but all such rights and securities shall continue notwithstanding any rule of law or equity to the contrary and the rights hereby conferred shall be in addition to and without prejudice to all other rights and security.

15.      OBLIGATIONS OF MANAGER

         For so long as the Manager is prepared to consider accepting Approved Mortgages into the Fund from the Originator the obligations of the Manager under this Deed shall be:

15.1     ACCEPTANCE OF APPLICATIONS

         To endeavour to ensure that Mortgages the subject of Approved Applications are accepted into the Fund.

15.2     NOTIFICATION OF CHANGES - GENERAL

         To notify the Originator within ten (10) Banking Days:

         15.2.1 of any changes in the specified form of mortgage documentation;

         15.2.2   of the appointment of any new Mortgage Insurer;

         15.2.3   of any changes to the Parameters; and

         15.2.4 of any change to the form or substance to the Schedules to this Deed as contemplated by clause 1.3,

         and in the case of matters referred to in clauses 15.2.1, 15.2.3 and
         15.2.4 to provide the Originator with copies of any such changes.

15.3     NOTIFICATION OF APPROVED SOLICITORS AND APPROVED VALUERS

         To notify the Originator promptly of details of Approved Solicitors and Approved Valuers including all new appointments and removals from time to time.

15.4     NOTIFICATION OF INSTRUCTIONS FROM MORTGAGE INSURER

         To notify the Originator promptly of instructions received from any Mortgage Insurer in relation to a Trust Mortgage.

15.5     INDICATOR BULLETIN

         To provide to the Originator on a daily basis or as often as practicable an indicator bulletin giving details of the rates of interest applicable from time to time to various kinds of Approved Mortgage Loans with differing Due Dates.

16.      TERMINATION

16.1     IMMEDIATE TERMINATION BY MANAGER

         The Manager may terminate this Deed immediately if:

         16.1.1 a receiver or receiver and manager or liquidator or provisional liquidator or trustee or inspector or official manager or similar person is appointed to all or any part of the Originator's undertaking:

         16.1.2 a petition for winding up or similar process of the Originator is presented or an order is made or any effective resolution is passed for the winding up of the Originator;

         16.1.3 proceedings are initiated with a view to obtaining an order for the winding up or similar process of the Originator or any shareholder or director either calls or threatens to call any meeting for the purpose of considering or passing any resolution for the winding up or similar process of the Originator;

         16.1.4 any action is initiated by any competent authority with a view to striking the name of the Originator off any register of companies;

         16.1.5 any distress or execution is levied or enforced against any of the assets or property of the Originator;

         16.1.6 the Originator is unable to pay its debts as they fall due or is unable to certify that it is able to pay its debts as they fall due, commences negotiations with any one or more of its creditors with a view to the general re-adjustment or re-scheduling of its indebtedness or enters or proposes to enter into any arrangement or composition with its creditors;

         16.1.7 in the opinion of the Manager there is a material adverse change in the financial condition of the Originator;

         16.1.8 a person is appointed to investigate all or any part of the affairs of the Originator or any related corporation;

         16.1.9   the Originator ceases or threatens to cease business;

         16.1.10 in the opinion of the Manager there is an adverse event or any circumstance which has arisen involving or in any way relating to the Originator which is or may be detrimental to the interests of the Fund and/or to the rights and entitlements of the Investors;

         16.1.11 in the opinion of the Manager there is an adverse effect on the Originator arising from a substantial change in ownership or change in control of the Originator or any company of which the Originator is a subsidiary;

         16.1.12 any event occurs which the Parameters provide as giving rise to a right in the Manager to terminate this Deed;

         16.1.13 in the opinion of the Manager the Originator fails to remedy promptly any irregularity default or non-compliance disclosed or apparent in any of the reports statements or inspections contemplated by either of clauses 11.1 and 11.2; or

         16.1.14 the Originator ceases to be an approved mortgage manager for the purposes of any Mortgage Insurance Policy.

         Upon any such termination the rights and obligations of the parties shall be subject to the provisions of clauses 16.4 to 16.6 (both inclusive).

16.2     DEFAULT BY ORIGINATOR

         If the Originator shall be in default under this Deed the Manager may give to the Originator written notice specifying that default and requiring the Originator to remedy the default within five (5) Banking Days of the date of the notice (or such longer period as the Manager shall agree to in writing) and if the default is not remedied within that period this

         Deed shall be ipso facto terminated but such termination shall not affect the rights of the Manager or the Trustee against the Originator in respect of that default or of any other liability incurred by the Originator under this Deed on or before such termination.

16.3     ORIGINATOR'S PERFORMANCE

         16.3.1 In addition to any other right of termination the Manager may have whether pursuant to this Deed, the general law or otherwise the Manager may terminate this Deed by giving thirty
                  (30) days notice in writing to the Originator at any time if:

                  (1) at the end of the first year of the currency of this Deed the portfolio of Trust Mortgages introduced by the Originator does not have an aggregate principal sum outstanding of at least the amount specified in
                           Item 2 of Schedule 1; or

                  (2) the portfolio of Mortgages introduced by the Originator and accepted into the Fund is not, in the opinion of the Manager (which opinion shall be conclusive) performing satisfactorily.

         16.3.2 If either or both the events referred to in clause 16.3.1 occur the Manager may (in its absolute discretion) at any time thereafter, and without prejudice at any time to the exercise of its rights under clause 16.3.1, by notice in writing to the Originator specify that it will not thereafter accept Applications from the Originator to make any Approved Mortgage Loans or to purchase any Approved Mortgage Loans, in which case, until otherwise determined by the Manager, the Originator shall immediately thereafter cease to make such Applications to the Manager and the Mortgage Insurer and Applications to Fund and the Manager shall be thereafter released from its obligations under clause 15.

16.4     ORIGINATOR'S OBLIGATIONS TO SURVIVE

         Notwithstanding the termination of this Deed:

         16.4.1 the obligations of the Originator to the Manager and the Trustee in respect of any liability on the part of the Originator arising prior to that termination shall continue; and

         16.4.2 the Originator shall in addition to all of its obligations at law and in equity remain liable to the Manager and the Trustee to carry out its obligations under clauses 3.1 and 7 or any other obligation of the Originator under this Deed.

16.5     ORIGINATOR TO DELIVER BOOKS

         16.5.1 Upon termination of this Deed for any reason whatever the Originator shall at its own expense immediately deliver and/or transfer to the Trustee or its nominee all Mortgage Records and if the Originator does not deliver the Mortgage Records to the Trustee or its nominee within 2 Banking Days after the date of termination of this Deed then it shall be lawful for the Trustee or its nominee by their authorised officers to enter the premises of the Originator at which the Mortgage Records are kept and to take possession of the Mortgage Records and production of this Deed shall constitute sufficient authority for the Trustee or its nominee to do so.

         16.5.2 The Originator hereby irrevocably appoints the Trustee or its nominee its attorney for the purpose of signing all documents and papers and doing all acts and things on behalf of and in the name of the Originator which may be necessary in order to give full effect to the provisions of clause 16.5.1 including (but without limitation) the obtaining of any of the books which the Originator may have lodged with any third person and to effect the transfer into the name of the Trustee or its nominee of any account which the Originator has not transferred in accordance with clause 16.5.1 AND the Originator hereby agrees to ratify and confirm all and whatever such attorney shall do or cause to be done in pursuance of this power of attorney.

16.6     ORIGINATOR'S ENTITLEMENT TO MONTHLY FEE

         Notwithstanding the termination of this Deed for any reason whatever the Originator shall retain its entitlement to the monthly fee in accordance with clause 8.2 calculated on a pro rata daily basis up to the date on which this Deed is deemed to have been terminated (at which point its entitlement to such fee shall cease) and the calculation of the monthly fee shall be made at such time as it would have occurred in the usual course if this Deed had not been terminated PROVIDED THAT the payment shall:

         16.6.1 be reduced by any indebtedness and/or liability which the Trustee considers has arisen or may arise and for which the Originator is and/or may be liable under the provisions of this Deed;

         16.6.2 become due and payable only when the Manager considers that the Originator has satisfied all of its obligations imposed by this clause 16.

17.      GENERAL PROVISIONS

17.1     GOVERNING LAW

         This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales and the parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the courts of that State.

17.2     STRICT COMPLIANCE

         Any failure or omission by the Manager at any time to enforce or require strict or timely compliance with any provision of this Deed shall not affect or impair that provision in any way or the rights of the Manager to avail itself of remedies it may have in respect of any breach of any such provision.

17.3     NOTICES

         All Applications, Offers, Acceptances, notices, demands, approvals, consents or other communications (collectively called a "NOTICE") under this Deed shall be in writing and shall be delivered personally or given by prepaid registered post, facsimile or telex to a party or to the Trustee at the address facsimile number or telex number of the party or the Trustee specified in this clause or at such other address facsimile number or telex number as the party may from time to time notify the other party in writing. A notice shall be deemed served:

         17.3.1   if posted, two (2) Banking Days after posting;

         17.3.2 if sent by telex, upon receipt by the sender of the recipient's answerback; and

         17.3.3 if sent by facsimile, upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

         A notice served on a day which is not a Banking Day shall be deemed served on the next following Banking Day. A notice may be given by a director, secretary or authorised officer of the party giving it. For the purposes of this clause:

           THE MANAGER:
           Address:                       Level 23
                                          20 Bond Street, Sydney
                                          New South Wales,  2000

           Telex:                         122245

           Fax:                           (02) 9237 4966

           Attention:                     The Manager: PUMA Programme

           THE ORIGINATOR:                As specified in Schedule 1.

           THE TRUSTEE:
           Address:                       39 Hunter Street, Sydney,
                                          New South Wales, 2000

           Telex:                         AA24781

           Fax:                           (02) 9223 7688

           Attention:                     Manager - Mortgage Securitisation

         The parties may from time to time agree upon other means of transmitting notices under this Deed and in that event they will enter into a supplementary agreement as to relevant procedures before implementing the use of such other means.

17.4     CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

         17.4.1 The parties acknowledge and agree that all of the terms of the Trust Deed, this Deed, the Parameters and all procedures to be implemented pursuant to the provisions of the Trust Deed, this Deed and the Parameters shall be strictly confidential between the parties and they mutually covenant and agree that save as provided in clause 17.4.2 they will not disclose any of the same to any other person.

         17.4.2 No public announcement or communication relating to negotiations of the parties or the subject matter or the terms of this Deed or relating to the Trustee shall be made or authorised by or on behalf of the Originator without the prior written approval of the Trustee and/or the Manager.

         17.4.3 The Originator acknowledges that it has had an opportunity of inspecting a copy of the Trust Deed at the Manager's premises and further acknowledges that as a result thereof it is satisfied that it fully understands and comprehends it obligations arising from the Trust Deed and the references to it herein.

17.5     NON MERGER

         Except where expressly stated in this Deed, none of the rights of the Trustee or obligations of the Originator under this Deed shall merge or be extinguished upon the discharge variation or renewal of any Trust Mortgage in accordance with its terms or upon the termination of this Deed.

17.6     WAIVERS, REMEDIES CUMULATIVE

         Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of either party any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

17.7     STAMP DUTY

           The Originator shall pay out of its own funds all stamp duty (including any penalties) payable in respect of this Deed.

17.8     OTHER MORTGAGE ORIGINATION DEEDS

         The Originator acknowledges and agrees that in relation to the Fund the Manager may enter into one or more Mortgage Origination Deeds with other persons for the purposes of procuring the Trustee to purchase or advance moneys on the security of Approved Mortgages and the delegation by the Manager of the management of Approved Mortgages.

17.9     DATE FOR PERFORMANCE

         Where the date for performance by the Originator of any of its obligations under this Deed falls on a Saturday, Sunday or public holiday that date shall be extended to the next Banking Day.

17.10    TIME OF THE ESSENCE

         Time shall be of the essence of the performance of the Originator's obligations under this Deed.

17.11    SEVERABILITY

         If any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

17.12    GENERAL INDEMNITY

         Without limiting any other indemnity given by the Originator in this Deed the Originator hereby indemnifies and agrees to keep indemnified the Manager and the Trustee in respect of all claims losses (whether consequential or otherwise) damages demands and expenses which they or either of them may suffer or incur as a result of any breach non-performance or non-observance by the Originator of any of its obligations under this Deed.

17.13    COUNTERPARTS

         This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

18.      TRUSTEE'S COVENANT

18.1     THIS CLAUSE TO PREVAIL

         All provisions of this Deed shall have effect and be applied subject to clause 18.3.

18.2     DEFINITIONS FOR THE PURPOSES OF THIS CLAUSE

         For the purposes of clause 18.3:

         (a) "ASSETS" includes all assets, property and rights real or personal of any nature whatsoever; and

         "OBLIGATIONS" means all obligations and liabilities of whatsoever kind undertaken or incurred by or devolving upon the Trustee under or in respect of this Deed or any Deed, Agreement or other instrument collateral herewith or given or entered into pursuant hereto; and

         (b) a reference to an action, failure to act, misconduct or breach by the Trustee includes a reference to any action, failure to act, misconduct or breach by any officer or employee of the Trustee.

18.3     LIMITATION ON LIABILITY

         The Trustee enters this Deed only as trustee of the Fund and, notwithstanding anything herein contained, the other parties hereto acknowledge and declare that the Obligations are undertaken or incurred by the Trustee severally in its capacity as trustee of the Fund and, accordingly, except for the Trustee's liability resulting from the Trustee's own negligent action, its own negligent failure to act, its own wilful misconduct in performing its obligations under this Deed or its own breach of the Trust Deed, the recourse of the other parties hereto against the Trustee in respect of any Obligation is limited severally to the Trustee's right of indemnity out of the Assets of the Fund.

18.4     TRUSTEE'S PERFORMANCE

         The Trustee agrees to act insofar as its obligations under the Trust Deed and generally as trustee of the Fund permit to facilitate the performance of this Deed by the Manager.

19.      GUARANTEE AND INDEMNITY

         If so required by the Manager and/or the Trustee the Originator shall procure a guarantee of its obligations under this Deed from such persons and in such form as required by either or both the Manager and the Trustee.



EXECUTED as a deed.

EXECUTED as a deed.

THE COMMON SEAL of                          )
PERPETUAL               TRUSTEES            )
AUSTRALIA LIMITED, ACN 000 431              )
827, was affixed in accordance with its     )
Articles of Association in the presenceof:: )


 .................................................     .................................................
(Signature of Secretary/Director)                     (Signature of director)

 .................................................     .................................................
(Name of Secretary/Director in Full)                  (Name of director in Full)


THE COMMON SEAL of                         )
MACQUARIE     SECURITISATOIN               )
LIMITED, ACN 003 297 336, was              )
affixed in accordance with its Articles of )
Association in the presence of::           )




 .................................................     .................................................
(Signature of Secretary/Director)                     (Signature of director)

 .................................................     .................................................
(Name of Secretary/Director in Full)                  (Name of director in Full)

THE COMMON SEAL of                                      )
                                    ,                   )
ACN         , was affixed in accordance with            )
its Articles of Association in the presence of::        )
                                                        )



 .................................................
(Signature of Secretary/Director)                           .................................................
                                                            (Signature of director)
 .................................................
(Name of Secretary/Director in Full)                        .................................................
                                                            (Name of director in Full)

                                   SCHEDULE 1



ITEM 1               ORIGINATOR

            NAME:

            AUSTRALIAN COMPANY NUMBER:

            AUSTRALIAN BUSINESS NUMBER:

            ADDRESS:

            TELEPHONE NO:

            FACSIMILE NO:

            ATTENTION:



ITEM 2       MINIMUM PRINCIPAL AMOUNT OF TRUST MORTGAGES BY END OF FIRST YEAR:

                                   SCHEDULE 6

[GRAPHIC OMITTED]

  [GRAPHIC OMITTED]

                                   SCHEDULE 8

[GRAPHIC OMITTED]

  [ FORM OF MORTGAGE ORIGINATION DEED FOR ORIGINATORS THAT ARE CREDIT UNIONS]



                           MORTGAGE ORIGINATION DEED





                      DATE:




                      PERPETUAL TRUSTEES AUSTRALIA LIMITED

                                     Trustee



                        MACQUARIE SECURITISATION LIMITED

                                     Manager



      THE PARTY WHOSE NAME AND ADDRESS ARE SET OUT IN ITEM 1 OF SCHEDULE 1

                                   Originator



                                [GRAPHIC OMITTED]


                        MACQUARIE SECURITISATION LIMITED
                                 ACN 003 297 336
                             Level 4 10 Bond Street
                                 SYDNEY NSW 2000

                              Ref: Bevan Richardson
                            Telephone: (02) 9237-6090
                            Facsimile: (02) 9237-4966

                      (C) Macquarie Securitisation LimiteD

                                 (AFIC APPROVED)

                                      INDEX

                                                                  PAGE NO.

1.    DEFINITIONS AND INTERPRETATION                                    1

1.1      DEFINITIONS                                                    1

1.2      INTERPRETATION                                                 6

1.3      SCHEDULES                                                      7


2.    PROCEDURE FOR FUNDING APPROVED MORTGAGE LOANS AND
PURCHASE OF APPROVED MORTGAGES                                          8

2.1      SUBMISSION OF APPLICATION BY ORIGINATOR                        8

2.2      APPROVAL OF APPLICATION                                        9

2.3      ALLOCATED RATE FOR APPROVED MORTGAGE LOANS                    10

2.4      ACCEPTANCE OFFER                                              10

2.5      PROCEDURE AFTER COMMITMENT                                    13

2.6      RELIANCE ON ORIGINATOR'S SKILL                                14

2.7      INDEMNITY RE NON-ADHERENCE TO SETTLEMENT DATE                 14

2.8      COMMITMENTS TO FUND                                           15

2.9      LOAN APPROVALS                                                18

2.10     ORIGINATOR'S PRE-SETTLEMENT OBLIGATIONS                       18

2.11     SETTLEMENT FUNDS                                              19

2.12     SETTLEMENT AND REGISTRATION                                   19

2.13     CANCELLATION OF APPROVED APPLICATION                          20

2.14     PAYMENT OF INTEREST DEDUCTED AT SETTLEMENT                    21

2.15     DELIVERY OF DOCUMENTS OF TITLE                                21

2.16     EPITOME OF MORTGAGE                                           22

2.17     MANAGER'S RELIANCE ON DOCUMENTS SUBMITTED                                     22

2.18     INSTRUCTIONS TO APPROVED SOLICITORS                                           22


3.    ORIGINATOR'S OBLIGATIONS IN RESPECT OF TRUST MORTGAGES                           22

3.1      PAYMENTS BY BORROWERS                                                         22

3.2      MANAGEMENT OF TRUST MORTGAGES                                                 23

3.3      COMPLIANCE WITH MORTGAGE INSURANCES                                           23

3.4      PAYMENT OF MANAGEMENT COSTS AND EXPENSES                                      23

3.5      MAINTENANCE OF RECORDS                                                        23

3.6      REPORTS TO MANAGER                                                            23

3.7      CARE AND SKILL                                                                23

3.8      TRUSTEE'S ENTITLEMENT TO REGISTRATION AS MORTGAGEE                            24

3.9      NOTIFY DEATH OF ANY BORROWER                                                  24

3.10     ADVISE DEFAULTS                                                               24

3.11     REVIEW OF COMPLIANCE WITH MORTGAGES                                           24

3.12     NO OBLIGATION TO SUPPORT LOSSES                                               24

3.13     RENEGOTIATION OF TERMS                                                        24


4.    INSURANCES - ORIGINATOR'S OBLIGATIONS                                            25

4.1      GENERAL INSURANCE                                                             25

4.2      LAPSING OF POLICIES                                                           25

4.3      SETTLEMENT OF CLAIMS                                                          25

4.4      ORIGINATOR TO ASSIST IN MORTGAGE INSURANCE CLAIMS                             25

4.5      MORTGAGE INSURANCE CLAIMS                                                     26


5.    DEFAULT BY BORROWER - ORIGINATOR'S OBLIGATIONS                                   26

5.1      ORIGINATOR MAY PAY INTEREST PAYMENTS OVERDUE FROM BORROWERS                   26


5.2      ORIGINATOR'S OBLIGATIONS TO ENFORCE                                      27

5.3      PRE-CONDITIONS TO TRUSTEE INSTITUTING PROCEEDINGS
          FOR OUTSTANDING PAYMENTS                                                28

5.4      ORIGINATOR'S OBLIGATIONS TO ENFORCE MORTGAGE TERMS AGAINST BORROWERS     28

5.5      CARRIAGE OF SALE                                                         29

5.6      SHORTFALL ON SALE                                                        29

5.7      INDEMNITY                                                                29

5.8      LIMIT OF ORIGINATOR'S POWERS                                             30

5.9      REIMBURSEMENT OF EXPENSES OF ORIGINATOR                                  30


6.    WARRANTIES BY ORIGINATOR                                                    31

6.1      WARRANTIES                                                               31

6.2      WARRANTIES TRUE AT SETTLEMENT DATE AND TRANSFER                          34

6.3      CORRECTNESS OF APPLICATIONS AND SETTLEMENT STATEMENTS                    34

6.4      INDEMNITY                                                                34

6.5      WARRANTIES TO CONTINUE                                                   34

6.6      ORIGINATOR TO NOTIFY BREACH OF WARRANTY                                  35

6.7      ORIGINATOR TO CONFIRM WARRANTIES ON REQUEST                              35


7.    ORIGINATOR TO BUY BACK MORTGAGES                                            35

7.1      REQUEST FOR BUY BACK                                                     35

7.2      ORIGINATOR'S OBLIGATIONS                                                 35

7.3      TRUSTEE AND MANAGER OBLIGATIONS                                          36

7.4      LIMITATION ON BUY BACK                                                   36


8.    ORIGINATOR'S REMUNERATION                                                   36

8.1      LIMITATION                                                               36

8.2      MONTHLY FEE                                                              36



8.3      NO SET-OFF BY ORIGINATOR                                                 37

8.4      MANAGER OR TRUSTEE MAY REMEDY ORIGINATOR'S DEFAULT                       38

8.5      MANAGER'S STATEMENT OF COSTS AND EXPENSES                                38

9.    STATUS OF ORIGINATOR                                                        38

9.1      INDEPENDENT CONTRACTOR                                                   38

9.2      ORIGINATOR'S EMPLOYEES                                                   39

9.3      ORIGINATOR HAS NO BENEFICIAL INTEREST IN FUND                            39

9.4      MANAGEMENT OF ORIGINATOR'S BUSINESS                                      40


10.      ORIGINATOR TO OBSERVE PARAMETERS                                         40

10.1     STRICT ADHERENCE TO PARAMETERS                                           40

10.2     INCONSISTENCY                                                            40

10.3     RECEIPT OF COPY OF PARAMETERS                                            40

10.4     SUPPLY OF INFORMATION                                                    40


11.      FINANCIAL STATEMENTS AND RECORDS                                         40

11.1     REPORTS AND STATEMENTS                                                   40

11.2     INSPECTION OF ORIGINATOR'S RECORDS                                       41

11.3     DOCUMENTS TO REMAIN THE PROPERTY OF THE TRUSTEE                          41

11.4     EVIDENCE OF COMPLIANCE WITH LIQUIDITY REQUIREMENTS                       41


12.      ASSIGNMENT BY ORIGINATOR                                                 41

12.1     PRE-CONDITIONS FOR ASSIGNMENT                                            41

12.2     CHANGES IN CONTROL OF ORIGINATOR                                         42

12.3     ORIGINATOR TO ENTER DEED WITH NEW MANAGER OR TRUSTEE                     43


13.      PROFESSIONAL AND FIDELITY INSURANCE                                      43

13.1     ORIGINATOR TO OBTAIN AND MAINTAIN PROFESSIONAL AND FIDELITY INSURANCE    43


13.2     LAPSING OR TERMINATION OF FIDELITY INSURANCE                 44


14.      SET-OFF                                                      44


15.      OBLIGATIONS OF MANAGER                                       44

15.1     ACCEPTANCE OF APPLICATIONS                                   44

15.2     NOTIFICATION OF CHANGES - GENERAL                            44

15.3     NOTIFICATION OF APPROVED SOLICITORS AND APPROVED VALUERS     45

15.4     NOTIFICATION OF INSTRUCTIONS FROM MORTGAGE INSURER           45

15.5     INDICATOR BULLETIN                                           45


16.      TERMINATION                                                  45

16.1     IMMEDIATE TERMINATION BY MANAGER                             45

16.2     DEFAULT BY ORIGINATOR                                        46

16.3     ORIGINATOR'S PERFORMANCE                                     47

16.4     ORIGINATOR'S OBLIGATIONS TO SURVIVE                          47

16.5     ORIGINATOR TO DELIVER BOOKS                                  47

16.6     ORIGINATOR'S ENTITLEMENT TO MONTHLY FEE                      48


17.      GENERAL PROVISIONS                                           48

17.1     GOVERNING LAW                                                48

17.2     STRICT COMPLIANCE                                            48

17.3     NOTICES                                                      49

17.4     CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS                     50

17.5     NON MERGER                                                   50

17.6     WAIVERS, REMEDIES CUMULATIVE                                 50

17.7     STAMP DUTY                                                   50

17.8     OTHER MORTGAGE ORIGINATION DEEDS                             50


17.9     DATE FOR PERFORMANCE                                         51

17.10       TIME OF THE ESSENCE                                       51

17.11       SEVERABILITY                                              51

17.12       GENERAL INDEMNITY                                         51

17.13       COUNTERPARTS                                              51


18.      TRUSTEE'S COVENANT                                           51

18.1     THIS CLAUSE TO PREVAIL                                       51

18.2     DEFINITIONS FOR THE PURPOSES OF THIS CLAUSE                  51

18.3     LIMITATION ON LIABILITY                                      52

18.4     TRUSTEE'S PERFORMANCE                                        52


19.      GUARANTEE AND INDEMNITY                                      52



SCHEDULE 1                                                            54


SCHEDULE 6                                                            55


SCHEDULE 8                                                            57


THIS DEED is made the           day of          199



BETWEEN PERPETUAL TRUSTEES AUSTRALIA LIMITED, ACN 000 431 827, a company incorporated in New South Wales and having its registered office at Level 7, 39 Hunter Street, Sydney (the 'TRUSTEE')

AND MACQUARIE SECURITISATION LIMITED, ACN 003 297 336, a company incorporated in New South Wales and having its registered office at Level 3, 20 Bond Street, Sydney (the 'MANAGER')

AND THE PARTY WHOSE NAME AND ADDRESS ARE SET OUT IN ITEM 1 OF SCHEDULE 1 (the 'ORIGINATOR')



RECITALS

A. By a Trust Deed dated 13 July 1990 (the 'TRUST DEED') made between the Trustee and the person referred to therein as the Founder a trust known as the PUMA Fund (the 'FUND') was established.

B. By a Deed dated 26 July 1990 (the 'MANAGEMENT DEED') made between the Trustee and the Manager the Manager was appointed the Manager of the Fund.

C. The Originator carries on business as a financier and/or financial intermediary and has experience in placing moneys on mortgages of real estate and in the management of mortgages.

D. The Originator has requested the Manager to appoint the Originator as its non-exclusive delegate to manage and administer those aspects of the Fund as are more particularly detailed in this Deed and the Manager has agreed to do so in accordance with the provisions of this Deed.

E. By its execution of this Deed the Trustee consents to the appointment of the Originator referred to in Recital D in accordance with the provisions of this Deed.



THIS DEED WITNESSES

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

        In this Deed, unless the context otherwise indicates:

        "ACCEPTANCE" means an acceptance by the Originator pursuant to clause
        2.4 of an Offer.

        "ALLOCATED RATE" means the rate of interest expressed as a percentage per annum applicable on funds offered by the Manager to the Originator pursuant to clause 2 which shall include the Originator's Management Rate and which may be a rate which is either fixed or calculated by reference to a floating indicator.

        "APPLICATION" means an application made by the Originator pursuant to clause 2.1.

        "APPLICATION FEE" means the fee required by the Manager to be paid to it by the Originator in support of an Application or an Application to Fund.

        "APPLICATION TO FUND" has the meaning given to this term in clause
        2.8.1.

        "APPROVED APPLICATION" means an Offer which has been accepted in accordance with clause 2.4.

        "APPROVED MORTGAGE" means a Mortgage which at the date it is accepted into the Fund shall:

        (1) be covered by the Security Enhancements or have such other enhancements as are considered by the Trustee and the Manager to be not less than the Security Enhancements but subject always to the provisions of the Trust Deed; and

        (2) be in accordance with the provisions of this Deed and the Parameters.

        "APPROVED MORTGAGE LOAN" means a loan secured by an Approved Mortgage.

        "APPROVED SOLICITOR" means, unless otherwise permitted under the Trust Deed, a solicitor, conveyancer or Licensed Land Broker or firm of any of them approved by the Trustee for the purposes of the Fund having:

        (1)     not less than 3 principals; and

        (2) professional indemnity or similar insurance for an amount of not less than $4 million or such greater amount as the Trustee considers appropriate from time to time.

        "APPROVED VALUER" means a registered valuer within the meaning of the Valuers Registration Act 1975 (New South Wales) in the case of New South Wales land or a registered valuer within the meaning of the corresponding legislation in any other State or Territory in relation to land situate in such other State or Territory, in each case approved by the Trustee and each Mortgage Insurer for the purposes of the Fund.

        "ASSOCIATE" means in respect of a natural person:

        (1)     any relative of that person;

        (2) any company of which that person is a director or a substantial shareholder (as that term is used in the Corporations Law);

        (3) any person who is a director or a substantial shareholder of a company described in (2) above; or

        (4)     any related body corporate of a company described in (2) above;
                and

        in respect of a company:

        (1)     any director or substantial shareholder of that company;

        (2) any company of which that first company is a substantial shareholder; or

        (3)     any related body corporate of that company.

        "AUTHORISED INVESTMENT" means any of the categories of investments set out in the Second Schedule to the Trust Deed.

        "BANK" means any bank licensed to carry on banking business in Australia having a Prescribed Rating as defined in the Trust Deed.

        "BANKING DAY" means a day other than a Saturday, Sunday or public holiday in New South Wales on which Banks are open for business in Sydney.

        "BORROWER" means the applicant for a Loan Approval and includes the Borrower's successors and permitted assigns and also (where the context so admits) a Mortgagor under a Mortgage.

        "BREAK COSTS" means the consideration payable by a Mortgagor under an Approved Mortgage for repayment of the principal sum prior to the Due Date, whether the repayment is made voluntarily or compulsorily.

        "COLLATERAL SECURITY" or "COLLATERAL DOCUMENT" means any mortgage, charge, security, guarantee, indemnity, Encumbrance or other agreement which secures any of the moneys and/or obligations secured under a Mortgage whether or not it secures other moneys or obligations and whether or not it is given contemporaneously with the Mortgage.

        "DOCUMENTS OF TITLE" means all documents evidencing the title of a Mortgagor to a Property (and in respect of the purchase of Approved Mortgages all guarantees, loan deeds and other documents evidencing the terms of the Approved Mortgage and/or ancillary or collateral thereto) and other documents which the Originator is required to obtain on or before settlement of a Mortgage in accordance with the Parameters, this Deed and good conveyancing practice and includes all collateral securities to a Mortgage.

        "DUE DATE" means the date stipulated in a Mortgage for repayment of the principal sum.

        "EASTERN STANDARD TIME" means the time as applicable in Sydney (including Eastern Summer Time).

        "ENCUMBRANCE" includes any mortgage, caveat, pledge, charge, lien, assignment by way of security, security interest, title retention of any kind (specific or general) (including any agreement to give any of the foregoing), any conditional sale and any other security agreement or arrangement of whatever nature.

        "INTEREST RATE DELIVERY COMMITMENT" has the meaning given to this term in clause 2.8.2.

        "INVESTOR" means a person shown in the register established and maintained by the Trustee under the provisions of the Trust Deed as the holder of an Investor Entitlement.

        "INVESTOR ENTITLEMENT" means the entitlement of an Investor to the payment of principal and interest at the rate and at the time shown in the register established under the provisions of the Trust Deed in respect of an Investor.

        "LICENSED LAND BROKER" means in the case of South Australian land, a land broker within the meaning of the Land Agents Valuers and Brokers Act 1973 (South Australia) and in the case of Western Australian land, a "settlement agent" within the meaning of the Settlement Agents Act 1981 (Western Australia).

        "LOCK-IN DATE" means the date on which the Originator accepts an Allocated Rate pursuant to either clause 2.4.1(2) or clause 2.4.2(2).

        "LOAN APPROVAL" means an approval for a loan given by the Originator to a prospective Borrower and includes an approval for the sale of an Approved Mortgage to the Trustee.

        "MORTGAGE" means a registered first mortgage in a form approved by the Trustee over any estate or interest in freehold or leasehold land situate in any State or Territory of Australia given or transferred to the Trustee to secure a loan which satisfies the criteria for an Approved Mortgage Loan.

        "MORTGAGE INSURANCE" means the insurance effected by a Mortgage Insurance Policy.

        "MORTGAGE INSURANCE POLICY" means each Pool Insurance Policy and each Primary Mortgage Insurance Policy.

        "MORTGAGE INSURER" means each corporation or corporations which:

        (a) is or are approved from time to time by the Trustee and the Manager; and

        (b)     has issued or issues a Mortgage Insurance Policy to the Trustee.

        "MORTGAGE RECORDS" means all mortgage papers and documents files receipts insurance policies insurance premium sheets ledger sheets payment records correspondence current and historical computerised data files and other papers accounts and records of whatever kind or description, whether developed or originated by the Originator or not, relating to any Trust Mortgage or the performance by the Originator of its obligations pursuant to this Deed.

        "MORTGAGOR" means the mortgagor named in a Mortgage and includes the successors transferees and permitted assigns of the Mortgagor.

        "OFFER" means an Offer made by the Manager to the Originator to accept an Application pursuant to clause 2.2.

        "ORIGINATOR'S MANAGEMENT RATE" means the rate calculated on the principal sum under each Trust Mortgage introduced by the Originator which the Manager agrees to instruct the Trustee to pay to the Originator in consideration of the Originator managing those Trust Mortgages in accordance with the provisions of this Deed, which rate shall be set at 0.25% p.a. or such other amount as the Trustee and the Manager may agree from time to time.

        "ORIGINATOR'S RATE" means an amount representing the difference between the lower rate of interest under a Trust Mortgage and the Allocated Rate for that Mortgage.

        "PARAMETERS" means collectively the Programme Parameters and the Third Schedule Parameters.

        "POOL INSURANCE POLICY" means any pool insurance policy from time to time taken out in favour of the Trustee in its capacity as trustee of the Fund.

        "PRIMARY MORTGAGE INSURANCE POLICY" means a policy of insurance (other than a Pool Insurance Policy) under which, inter alia, an insurer insures an Approved Mortgage against loss by the Trustee for, inter alia, a fixed sum or a percentage (up to and including 100%) of the principal amount secured thereby and/or for interest payments owing under such Approved Mortgage.

        "PROGRAMME PARAMETERS" means the manual called "The Puma Fund Programme Parameters" issued by the Manager setting out in detail the obligations of the Originator in relation to the origination and management of Approved Mortgages hereunder, as the same may from time to time be amended, supplemented or replaced.

        "PROPERTY" means the land and improvements the subject of an Approved Application and/or an Approved Mortgage.

        "SECURITY ENHANCEMENTS" means each Mortgage Insurance Policy, any relevant stand-by arrangements and/or such other security, support, rights and/or benefits made available to the Trustee in support of or substitution for an Authorised Investment or income or benefit arising thereon as permitted by the Trust Deed.

        "SETTLEMENT DATE" means the date specified in an Approved Application for settlement of an Approved Mortgage Loan or the purchase by the Trustee of an Approved Mortgage.

        "SETTLEMENT STATEMENT" means a statement in the form set out in
        Schedule 8.

        "SOLICITORS CERTIFICATE" means a certificate in the form set out in
        Schedule 10 of the Programme Parameters given by an Approved Solicitor immediately prior to settlement of an Approved Mortgage Loan or the purchase by the Trustee of an Approved Mortgage (as the case may be).

        "THIRD SCHEDULE PARAMETERS" means the criteria set out in the Third Schedule of the Trust Deed.

        "TRANSFER OF MORTGAGE" means a transfer to the Trustee of an Approved Mortgage pursuant to clause 2.

        "TRUST MORTGAGE" means Mortgage accepted into the Fund pursuant to clause 2.

        "VALUATION" means a valuation of the Property the subject of an Approved Application made by an Approved Valuer not more than three (3) months prior to the Settlement Date in respect of that Property which
        Valuation:

        (1)     complies with the Parameters;

        (2)     specifies the person who has requested it; and

        (3) clearly sets out that it is addressed to and can be relied upon by each of the Trustee, the Manager, the Originator and the corresponding Mortgage Insurer,

        PROVIDED THAT:

        (A) a Valuation which otherwise meets the above criteria shall not be acceptable if it has been undertaken on the instruction of the Borrower;

        (B) in the case of the purchase of an Approved Mortgage the Trustee may in its discretion accept a Valuation which is re-addressed by the Approved Valuer to the Trustee, the Manager, the Originator and the corresponding Mortgage Insurer.

        "WAREHOUSING INVESTOR" means an investor who becomes a Warehousing Investor by virtue of clause 5 of the Trust Deed.

        "WAREHOUSE OBLIGATIONS" means the obligations of the Manager to ensure that funds for Settlement of an Approved Application are available on the Settlement Date for that Approved Application.

1.2     INTERPRETATION

        In this Deed except to the extent that the context otherwise requires or the contrary intention appears:

        1.2.1 references to any legislation or to any provision of any legislation shall include any statutory modification or re-enactment of, any legislation or provision substituted for or replacing (in whole or in substance) such legislation or provision, and all legislation and statutory instruments issued under, such legislation;

        1.2.2 words denoting the singular number shall include the plural and vice versa;

        1.2.3 words denoting individuals shall include corporations and firms and vice versa;

        1.2.4 references to this Deed or to any other document or agreement, shall include references to this Deed or such document or agreement as novated, supplemented, varied or replaced from time to time;

        1.2.5 references to any person in this Deed or any other document or arrangement shall include reference to its successors and permitted assigns;

        1.2.6   words denoting any gender shall include all genders;

        1.2.7 headings are for convenience only and shall not affect interpretation of this Deed;

        1.2.8 where any payment is to be made under or in relation to this Deed on a day not being a Banking Day the requirement for such payment shall be deemed to be on the next following Banking Day;

        1.2.9 references to "dollars", "Dollars", "$" or to another amount are references to the relevant units of the lawful currency of the Commonwealth of Australia;

        1.2.10 "writing" includes words of like import including printing, typing, lithography and other means of reproducing words in a tangible and viable form;

        1.2.11 the expression "RELATED BODY CORPORATE" has the same meaning given to it in section 9 of the Corporations Law; and

        1.2.12 the use of "CORRESPONDING" in association with Mortgage Insurer, Mortgage Insurance and Mortgage Insurance Policy in a provision of this Deed means the existing or proposed Mortgage Insurer, Mortgage Insurance or Mortgage Insurance Policy (as the case may be) relating to the existing or proposed Trust Mortgage or Property the subject of that provision.

1.3     SCHEDULES

        The Manager may with the prior consent of the Trustee (which shall not be unreasonably withheld) from time to time vary the form and substance of the Schedules to this Deed and from the time that a Schedule is so varied, a reference herein to that Schedule shall be to the Schedule so varied.

2. PROCEDURE FOR FUNDING APPROVED MORTGAGE LOANS AND PURCHASE OF APPROVED MORTGAGES

2.1     SUBMISSION OF APPLICATION BY ORIGINATOR

        2.1.1 The Originator may submit an Application to the Manager for the Trustee to make an Approved Mortgage Loan or to purchase an Approved Mortgage, which shall be in the form set out in
                Schedule 4.

        2.1.2   In submitting an Application the Originator:

                (1) shall request the Manager to make an Offer in accordance with clause 2.2;

                (2) shall state whether the Application is to be the subject of an Interest Rate Delivery Commitment previously made by the Manager and, if so, give sufficient details to identify the relevant Interest Rate Delivery Commitment;

                (3) may nominate a proposed Settlement Date which is not more than 10 weeks from the date of Application or such longer period as the Manager agrees;

                (4) shall state whether the Application is for funds at a fixed rate or at a floating rate;

                (5) may request the Manager to provide an Allocated Rate for a specified Settlement Date; and

                (6) acknowledges that if the Originator does not request provision of an Allocated Rate then:

                        (A) the Originator may request an Allocated Rate at any time up to a date being not later than five
                                (5) Banking Days prior to the Settlement Date

                        PROVIDED THAT:

                        (B) if the Originator does not request an Allocated Rate within thirty (30) days of the date of its Acceptance of the Offer as specified in clause 2.4.2(2) then, unless the Manager otherwise agrees, the Approved Application shall thereupon be treated as having been cancelled.

        2.1.3   Each Application submitted to the Manager shall:

                (1)     be properly completed and signed by the Originator;

                (2)     be accompanied by:

                        (A)     a Valuation of the Property;

                        (B) copies of all documentation to be lodged in support of the application to the Mortgage Insurer for Mortgage Insurance; and

                        (C) any other documents or information which the Manager may require.

        2.1.4 The Originator acknowledges to the Trustee and the Manager that the Trustee, the Manager and the corresponding Mortgage Insurer will be relying on the information and documentation provided by the Originator in and with the Application, including when the Manager or the Originator (as the case may be) submits the Application to the Mortgage Insurer for approval. The Originator shall indemnify and keep indemnified the Trustee and the Manager from and against any loss, damage, action, claim or demand which they or either of them may suffer or incur in respect of or otherwise arising from the fact that any of the contents of the Application or the documentation accompanying it (or the copy Application or accompanying documentation to the corresponding Mortgage Insurer) are untrue or misleading.

2.2     APPROVAL OF APPLICATION

        2.2.1 The Manager may (in its absolute discretion) submit the Application to the Trustee for signature of the proposal to a Mortgage Insurer incorporated in the Application and, subject to the next sentence of this clause, the Manager may then lodge the Application and all relevant documentation with that Mortgage Insurer for approval. As an alternative to the Manager lodging the Application and all relevant documentation with a Mortgage Insurer, the Originator may, if permitted by the Manager, lodge a copy of the Application and all relevant documentation direct with that Mortgage Insurer for approval. If the Mortgage Insurer shall require any additional information as a pre-requisite to approving the Application the Originator shall use its best endeavours to procure the same upon notification by the Manager or the Mortgage Insurer of the requirement.

        2.2.2 Upon receipt of approval of the Application by the Mortgage Insurer the Manager may (in its absolute discretion) make an Offer to accept an Application but the Manager shall be under no obligation to do so and may decline to make an Offer notwithstanding the approval of an Application by the Mortgage Insurer.

        2.2.3   The Offer for:

                (1) a proposed Approved Mortgage Loan the subject of an Interest Delivery Rate Commitment shall be in the form set out in Annexure (a) to Schedule 3;

                (2) a proposed purchase of an Approved Mortgage the subject of an Interest Delivery Rate Commitment shall be in the form set out in Annexure (b) to Schedule 3;

                (3) a proposed Approved Mortgage Loan to which paragraph (1) above does not apply shall be in the form set out in
                        Schedule 6 and, where appropriate, with the Annexure to it;

                (4) the proposed purchase of an Approved Mortgage to which paragraph (2) above does not apply shall be in the form set out in Schedule 7 and, where appropriate, with the Annexure to it.

        2.2.4 The Originator acknowledges that any such Offer shall be made to the Originator personally and in its capacity as the Originator under this Deed and in no other capacity and shall not in any way be deemed to constitute an offer to any proposed Borrower or to the proposed transferor of an Approved Mortgage.

2.3     ALLOCATED RATE FOR APPROVED MORTGAGE LOANS

        In the case of Applications which are not made pursuant to an Interest Delivery Rate Commitment (in accordance with clause 2.1.2(2)), the Allocated Rate for a Settlement Date shall be:

        2.3.1 in the case of an Approved Mortgage Loan, the Allocated Rate specified in the Annexure to Schedule 6;

        2.3.2 in the case of the purchase of an Approved Mortgage, the Allocated Rate specified in the Annexure to Schedule 7.

2.4     ACCEPTANCE OFFER

        2.4.1   (1)     Where the Manager has made an Offer which includes an
                        Annexure to either Schedule 6 or Schedule 7, the
                        Originator may accept the Offer by signing and returning the Schedule 6 and Annexure or the Schedule 7 and Annexure (as appropriate) to the Manager within thirty
                        (30) minutes (or within such other period as may be nominated by the Manager from time to time and indicated in the Offer) of receipt of the Offer by the Originator.

                (2) If the Originator accepts the Offer in the manner and within the time specified in clause 2.4.1(1), then subject to clause 2.4.5 the Offer and Acceptance shall be deemed completed and an enforceable contract shall subject to the other provisions of this Deed exist between the parties from the time the Manager receives the Acceptance.

                (3) If the Originator does not accept the Offer in the manner and within the time specified in clause 2.4.1(1), then the Acceptance by the Originator shall be deemed to be an Application under clause 2.1 and the provisions of clause 2.4.2(2) shall apply to it mutatis mutandis.

        2.4.2   (1)     Where the Manager has made an Offer which does not
                        include an Annexure to either Schedule 6 or Schedule 7, the Originator may accept the Offer by signing and returning the Schedule 6 without Annexure or the
                        Schedule 7 without Annexure (as appropriate) within 5
                        Banking Days (or within such other period as may be nominated by the Manager from time to time and indicated in the Offer) of receipt of the Offer by the Originator but in that event the Application shall be treated only as an Approved Application and the following provisions of this clause 2.4.2 shall apply.

                (2) If the Originator accepts the Offer in the manner and within the time specified in clause 2.4.2(1), then the Originator may (subject always to proviso (ii) below) not less than 5 Banking Days prior to the Settlement Date request the Manager to specify an Allocated Rate and in that event:

                        (A) the Manager shall promptly furnish to the Originator the Schedule 6 Annexure or the
                                Schedule 7 Annexure (as appropriate);

                        (B) the Originator may accept the Allocated Rate so offered within thirty (30) minutes of receipt of the relevant Annexure;

                        (C) if the Originator accepts the Allocated Rate so offered, then subject to clause 2.4.5 the Offer and Acceptance shall be deemed completed and an enforceable contract shall subject to the other provisions of this Deed exist between the parties from the time the Manager receives the Acceptance,

                        PROVIDED ALWAYS and the parties acknowledge and agree that:

                        (i) an Approved Application may proceed to settlement only after an Allocated Rate has been received and accepted pursuant to this clause 2.4.2; and

                        (ii) an Approved Application for which the Originator has not requested and accepted an Allocated Rate within 30 calendar days after the date it accepts the Offer pursuant to clause 2.4.2(2) shall, unless the Manager otherwise agrees, be deemed to have been cancelled.

        2.4.3   The Originator agrees that:

                (1) each Application shall, if required by the Manager, be accompanied by the Application Fee;

                (2) if not already paid, the Application Fee shall become immediately due and payable on the date it accepts the Offer whether or not the relevant Annexure was included in the Offer;

                (3) if it does not accept the Offer within the relevant times referred to in clauses 2.4.1 or 2.4.2, then:

                        (A)     the Offer shall ipso facto lapse; and

                        (B) any Application Fee already paid by the Originator shall be retained by the Manager;

                (4) the decision of the Manager as to whether an Acceptance has been properly completed by the Originator shall be final and binding on the Originator;

                (5) if the Manager declines to make an Offer pursuant to clause 2.2.2 any Application Fee already paid by the Originator shall be refunded to the Originator;

                (6) if for any reason other than that specified in the preceding sub-clause (5):

                        (A)     funds are not advanced;

                        (B)     an Allocated Rate is never set; or

                        (C) an Approved Application is cancelled or is deemed to have been cancelled pursuant to any of the provisions of this clause 2,

                        THEN the Manager may in its absolute discretion refund the whole or part of the Application Fee actually paid by the Originator OR where the Application Fee has been debited to the Originator's account, credit that account with the whole or part of the Application Fee.

        2.4.4 Where the Originator has not specified a Settlement Date in an Approved Application it may appoint a Settlement Date by giving to the Manager not less than 5 Banking Day's notice in writing expiring at any time not later than 10 weeks after the date of the initial Application (or such longer period as the Manager agrees).

        2.4.5 Notwithstanding any other provision of this Deed, if the Allocated Rate at which the Manager is offering funds to Originators, or the rate being quoted to the Manager for funds, at the time when the Manager receives an Acceptance in accordance with clause 2.4.1(2) or clause 2.4.2(2)(B) is more than at least 0.05% greater than the Allocated Rate applicable at the time when the Manager made the relevant Offer pursuant to clause 2.4.1(1) or furnished an Annexure pursuant to clause 2.4.2(2)(A) (as the case may be) then, at the option of the Manager, the Manager may cancel the Offer made by it by notice in writing to the

                Originator given no later than the Banking Day following the date of the Originator's abovementioned Acceptance in which event the Manager shall have no further obligations whatsoever in respect of that Offer.

        2.4.6 The preceding provisions of this clause 2.4 shall not apply to Offers made pursuant to an Interest Delivery Rate Commitment. The Originator may accept such an Offer by signing and returning the relevant Annexure to Schedule 3 within 5 Banking Days (or within such other period as may be nominated by the Manager from time to time and indicated in the Offer) of receipt of the Offer in which case the Offer and Acceptance shall be deemed completed and an enforceable contract shall subject to the other provisions of this Deed exist between the parties from the time the Manager receives the Acceptance.

2.5     PROCEDURE AFTER COMMITMENT

        If the Originator accepts an Offer within the time and in the manner specified in clause 2.4 then:

        2.5.1 any Application Fee paid by the Originator shall be applied by the Manager in any manner as the Manager may in its absolute discretion decide and those fees shall not be refundable to the Originator should the Approved Application not proceed for any reason;

        2.5.2 the Originator shall instruct an Approved Solicitor to investigate the title to and all other relevant aspects of each Property the subject of an Approved Application and shall give that Solicitor all instructions on behalf of the Trustee as may be necessary in the circumstances and shall supervise the carrying out of those instructions. Those instructions shall, inter alia, include:

                (1) the form of Mortgage to be used (or the Mortgage the subject of the Approved Application) and the form of all other Collateral Documents to be used shall be the forms approved by the Manager and the Trustee from time to time;

                (2) in the case of the purchase of an Approved Mortgage, that the benefit of all collateral securities must be transferred to the Trustee on settlement;

                (3) a direction that the Solicitor shall observe the requirements of the Parameters and including in the case of the purchase of Approved Mortgages that the terms and conditions of such Mortgages meet the requirements of the Parameters;

                (4) any instructions given by the Originator, the Manager and/or the Trustee (including the general requirements of Approved Solicitors from time to time issued by the Manager and the Trustee); and

                (5) any conditions required by the corresponding Mortgage Insurer to be met in order for the Mortgage Insurer to issue Mortgage Insurance for the proposed Mortgage and generally shall be in terms identical with those on which the Manager has approved the Application;

        2.5.3 where the applicable Allocated Rate is established by reference to a floating indicator, the Manager shall determine the applicable value of that floating indicator on the Banking Day immediately preceding the Settlement Date and shall notify the Originator of the resulting Allocated Rate by no later than 3.00 p.m. on the said Banking Day;

        2.5.4 in the case of the proposed purchase of an Approved Mortgage which has existing Mortgage Insurance which accords with the Parameters, the Originator shall procure that the transferor with the consent of the Mortgage Insurer shall assign that policy to the Trustee and the Mortgage Insurer shall provide to the Manager:

                (1)     a copy of the existing policy of the Mortgage Insurance;
                        and

                (2) evidence that it has been properly assigned to the Trustee as required by this clause 2.5.4; and

        2.5.5 in the case of the purchase of an Approved Mortgage and subject to clauses 2.10 and 2.11 the Originator shall sell to the Trustee or procure that the proposed transferor of the Approved Mortgage shall sell to the Trustee and the Trustee shall purchase from the Originator or from the proposed transferor of the Approved Mortgage the relevant Approved Mortgage for the price and on the terms specified in the Approved Application.

2.6     RELIANCE ON ORIGINATOR'S SKILL

        The Originator acknowledges that the Trustee and the Manager will be relying on the Originator's reputation, skill and judgement in selecting Approved Mortgages which are suitable for Approved Mortgage Loans and/or for purchase by the Trustee and in the finalisation and settlement of Approved Applications in such a manner as to best serve the interests of the Investors and Warehousing Investors. The Originator warrants to the Trustee and the Manager that it has and will at all times use substantial and sufficient skill and judgement in performing its obligations under this Deed.

2.7     INDEMNITY RE NON-ADHERENCE TO SETTLEMENT DATE

        The Originator further acknowledges that in respect of an Approved Application it is essential that the relevant Mortgage shall be available for entry into the Fund by the Trustee on the Settlement Date on and in accordance with the terms of the Approved Application for the reason that the Manager will have incurred Warehouse Obligations. Without limiting the operation of clause 2.8, commencing on the Lock-in Date the Originator shall indemnify and keep indemnified the Manager and the Trustee against any loss which the Manager or the Trustee respectively may suffer or may be likely to suffer as a result of the Originator failing to have procured the settlement of the relevant Approved Application by the Settlement Date (including without limiting the generality of the foregoing, the cancellation of an Approved Application pursuant to clause 2.1(3). The Originator agrees that:

        2.7.1 the amount of any such loss shall be the actual costs and expenses incurred by the Manager or the Trustee (as the case may be) in having the warehouse facility (resulting from the Manager incurring Warehouse Obligations) available for drawdown between the Settlement Date and the actual settlement date PROVIDED THAT for the purposes of this sub-clause 2.7.1 the expression "the actual settlement date" shall never mean a date later than the proposed Due Date of the Mortgage the subject of the Approved Application;

        2.7.2 the Manager's or the Trustee's (as the case may be) determination of the amount of any loss or damage suffered by it and referred to in this clause 2.7 shall be final and binding on the Originator and a statement in writing signed on behalf of the Manager or the Trustee by a director, secretary or other authorised officer of the Manager or the Trustee (as the case may be) of such amount shall as against the Originator be conclusive; and

        2.7.3 the Manager shall have the right at any time to cancel the Approved Application if the actual settlement date does not occur within two (2) Banking Days after the Settlement Date (or within such extended period after the Settlement Date as the Manager may agree to in writing) without prejudice to the other provisions of this clause 2.7 AND in that event the Originator acknowledges that neither the Manager nor the Trustee (in the absence of negligence on the part of either of them) shall be liable in any way for any loss or damage incurred by the Originator or by the party to whom the Originator has given the Loan Approval pursuant to clause 2.9.

2.8     COMMITMENTS TO FUND

        2.8.1 In respect of given interest rate products and maturities from time to time specified by the Manager as available for commitments in advance pursuant to this clause 2.8 to fund Approved Mortgage Loans or to purchase Approved Mortgages, the Originator may submit to the Manager an Application to Fund in the form set out in Schedule 2 (an "APPLICATION TO FUND") requesting that the Manager make available funds for an amount specified therein (being not less than $500,000 or such other amount from time to time specified in the Parameters) on the date referred to in the Application to Fund for the purpose of originating Approved Mortgage Loans or purchasing Approved Mortgages.

        2.8.2 Upon receipt of an Application to Fund, the Manager may in its absolute discretion issue to the Originator Part A of an Interest Delivery Rate Commitment in the form of Schedule 3 (an "INTEREST DELIVERY RATE COMMITMENT").

        2.8.3 The Manager shall in Part A of each Interest Delivery Rate Commitment specify the following:

                (1) the amount to which the Interest Delivery Rate Commitment relates (the "COMMITMENT AMOUNT");

                (2) the indicative minimum Allocated Rate applying for that Commitment Amount (the "INDICATIVE MINIMUM ALLOCATED RATE");

                (3) the date on which the Originator must satisfy its obligations pursuant to clause 2.8.6 in respect of that Commitment Amount (the "DELIVERY DATE"); and

                (4)     the applicable Due Date.

        2.8.4 If the Originator wishes to accept the details specified in Part A of an Interest Delivery Rate Commitment issued by the Manager pursuant to clause 2.8.2 it shall sign and return to the Manager Part B thereof within 30 minutes of the issue of such Part A by the Manager (or such other period specified by the Manager).

        2.8.5 Upon receipt of Part B of an Interest Delivery Rate Commitment, the Manager may in its absolute discretion issue to the Originator a completed Part C of the Interest Delivery Rate Commitment. If in that Part C the Manager specifies a final minimum Allocated Rate (the "FINAL MINIMUM ALLOCATED RATE") which is not greater than the Indicative Minimum Allocated Rate plus 0.05% then:

                (1) such Final Minimum Allocated Rate shall be binding on the Originator and the provisions of clauses 2.8.6 -
                        2.8.10 (inclusive) shall apply to, and only in respect of, such an Interest Delivery Rate Commitment and the Final Minimum Allocated Rate in respect thereof; and

                (2) the Originator shall deliver to the Manager immediately upon receipt of that Part C an acknowledgment in the form of Part D of Schedule 3 provided that such acknowledgment shall be by way of confirmation only and a failure by the Originator to deliver it shall in no way whatsoever prejudice the binding agreement which arises pursuant to the Manager's Part C.

                If the Manager does not issue a completed Part C of an Interest Rate Delivery Commitment or the Final Minimum Allocated Rate does not fall within the upper limit specified in the preceding sentence of this clause, then Parts A & B of the Interest Rate Delivery Commitment shall lapse and shall not be binding on the Manager or the Originator.

        2.8.6 The Originator shall ensure, subject to the provisions of this Deed, the Parameters and the Trust Deed, that on each Delivery Date Approved Mortgage Loans are originated and Approved Mortgages are purchased in accordance with the procedures set out in this clause 2 each of which has a lower rate of interest of not less than the final Minimum Allocated Rate and a Due Date the same as the Due Date nominated by the Originator in the relevant Application to Fund and which collectively have an aggregate principal sum equal to the Commitment Amount.

        2.8.7 Without affecting the operation of clause 2.8.8, if the Originator has not fully complied with its obligations pursuant to clause 2.8.6 in respect of a given Commitment Amount by the Delivery Date in relation thereto, the Originator shall for the period of 30 days commencing on and from that Delivery Date (the "EXTENDED DELIVERY PERIOD") pay to the Manager on demand compensation calculated on a daily basis in respect of the funding and hedging costs incurred directly or indirectly by the Manager in making available and preserving the Interest Delivery Rate Commitment including without limitation the cost of compensating any relevant Warehousing Investor for its funding and hedging costs incurred in the proposed funding by that Warehousing Investor of the whole or any part of the Commitment Amount. The Manager may at any time, and for any reason, in its absolute discretion terminate or further extend the Extended Delivery Period. Notwithstanding anything herein contained, the Manager shall not be obliged to make any payment to the Originator under this clause.

        2.8.8 The Originator shall on demand pay to the Manager and the Trustee, and shall forever indemnify the Manager and the Trustee against, any costs, expenses or damages incurred by the Manager or the Trustee (as the case may be) as a result of a failure by the Originator to comply with clause 2.8.6 and, without limiting the generality of the foregoing, shall pay to the Manager and the Trustee all costs incurred by the Manager or the Trustee in closing out, terminating, unwinding or the equivalent any arrangement entered into by the Manager or the Trustee in order to make the Commitment Amount available on the Delivery Date for not less than the Final Minimum Allocated Rate (including without limitation the cost of compensating any relevant Warehousing Investor for its funding and hedging costs incurred in the proposed funding by that Warehousing Investor of the whole or any part of the Commitment Amount).

        2.8.9 The Manager's determination of the amount payable by the Originator pursuant to clause 2.8.7 or clause 2.8.8 shall be final and binding on the Originator and any statement in writing signed on behalf of the Manager of such amount shall be conclusive evidence thereof.

        2.8.10 The Manager may make a demand on the Originator pursuant to clauses 2.8.7 or 2.8.8 on its own behalf or on behalf of the Trustee at any time and from time to time. All payments in respect of claims made on behalf of or by the Trustee pursuant to clauses 2.8.8 or 2.8.9 shall, unless otherwise directed in writing by the Trustee, be made by the Originator to the Trustee.

        2.8.11  The Originator agrees that:

                (1) each Application to Fund shall, if required by the Manager, be accompanied by the Application Fee;

                (2) if not already paid, the Application Fee shall become immediately due and payable on the date the Manager issues a completed Part C of an Interest Rate Delivery Commitment in accordance with clause 2.8.5;

                (3) if the Manager does not issue a completed Part C of an Interest Rate Delivery Commitment in accordance with clause 2.8.5, any Application Fee already paid by the Originator shall be refunded to the Originator;

                (4) if for any reason other than that specified in the preceding sub-clause (3):

                        (A)     funds are not advanced; or

                        (B) an Approved Application is cancelled or is deemed to have been cancelled pursuant to any of the provisions of this clause 2,

                THEN the Manager may in its absolute discretion refund the whole or part of the Application Fee actually paid by the Originator OR where the Application Fee has been debited to the Originator's account, credit that account with the whole or part of the Application Fee.

2.9     LOAN APPROVALS

        The Originator shall not grant any Loan Approval except pursuant to an Approved Application and in compliance with the Parameters. The Originator shall not give (and acknowledges that it has no authority to give) any undertaking or obligation which purports to bind the Trustee and/or the Manager otherwise than pursuant to a Loan Approval. The Originator shall indemnify the Manager and the Trustee and keep each of them indemnified against any liability however arising as a result of the Originator giving any Loan Approval otherwise than as provided in this clause.

2.10    ORIGINATOR'S PRE-SETTLEMENT OBLIGATIONS

        The Originator shall not less than five (5) Banking Days prior to the proposed settlement date of an Approved Mortgage Loan or the purchase of an Approved Mortgage advise the Manager in writing of the proposed settlement date and at the same time the Originator shall deliver or cause to be delivered to the Manager:

        2.10.1 a Settlement Statement addressed to the Manager in respect of the Approved Mortgage Loan or the Approved Mortgage completed and certified by and/or on behalf of the Originator to be true and correct;

        2.10.2 where applicable, the documents and evidence required by clause 2.5; and

         2.10.3 such other documents or things as from time to time shall be required pursuant to the Parameters or are otherwise stipulated by the Manager.

2.11     SETTLEMENT FUNDS

         The Originator shall advise the Manager not less than two (2) Banking Days prior to the proposed settlement date of the amount or amounts required to be paid by the Trustee to settle the Approved Mortgage Loan or to purchase the Approved Mortgage. Subject to:

         2.11.1 the Manager and the Trustee having received the items specified in clause 2.10;

         2.11.2 the Trustee and the Manager each receiving a copy of the Solicitor's Certificate from the Approved Solicitor in accordance with this Deed and the Parameters; and

         2.11.3 the right of the Trustee and/or the Manager to cancel the Approved Application pursuant to clause 2.13,

                  the Trustee and the Manager shall arrange for settlement in respect of the Approved Mortgage Loan or the purchase of the Approved Mortgage and the Manager shall direct the Trustee on behalf of the Fund, or arrange for a Warehousing Investor, to draw a cheque for the amount of the Approved Mortgage Loan or the purchase price of the Approved Mortgage and to have it available for the collection by the Approved Solicitor (or alternatively to transfer the relevant amount to the trust account of the Approved Solicitor) by 10.30 a.m. Eastern Standard Time on the morning of the proposed settlement date or at such other time as the Trustee may agree. The Originator shall notify the Manager immediately should there be any change to the settlement date previously advised and the Originator shall be responsible for any loss thereby occasioned (including, without limitation, loss calculated in accordance with clause 2.7). If settlement is delayed by more than 3 Banking Days from the Settlement Date the Originator shall cause the Approved Solicitor to remit all settlement moneys previously made available by the Trustee to the Trustee or to such other person as the Trustee may alternatively direct.

2.12     SETTLEMENT AND REGISTRATION

         The Originator shall instruct the Approved Solicitor:

         2.12.1 to attend settlement of the Approved Mortgage Loan or the purchase of the Approved Mortgage and to obtain the Documents of Title;

         2.12.2 immediately after the issue of the copy of its Solicitor's Certificate, to forward the original thereof to the Manager for verification (to be received by the Manager no later than one Banking Day prior to settlement) and as soon as practical following verification the Manager shall forward such original to the Trustee;

         2.12.3 immediately after settlement to lodge at the Land Titles Office the Mortgage and/or the Transfer of Mortgage and such other of the Documents of Title which may be necessary to enable the Mortgage and/or the Transfer of Mortgage to be registered without delay; and

         2.12.4 to advise the Trustee in writing of the dealing number of the Mortgage or Transfer of Mortgage immediately after it has been lodged for registration.

2.13     CANCELLATION OF APPROVED APPLICATION

         The Originator acknowledges that the Manager and/or the Trustee may at any time prior to the actual settlement date by written notice to the Originator cancel an Approved Application if:

         2.13.1 either of them is not satisfied that all the criteria for acceptance of an Approved Mortgage into the Fund have been met;

         2.13.2   if the relevant Mortgage:

                  (1) in the case of an Approved Mortgage Loan, when prepared by an Approved Solicitor, does not confirm with the Parameters; or

                  (2) in the case of the purchase of a Mortgage, is found not to be an Approved Mortgage;

         2.13.3 the Trustee has not received all of the items referred to in clause 2.10 and 2.11.2;

         2.13.4 the Trustee has not received a certificate from the Manager in accordance with the Manager's obligations under the provisions of the Management Deed;

         2.13.5 the Trustee has become aware that the requisite Security Enhancements applicable to the relevant Mortgage not available;

         2.13.6 for any reason the Trustee is not satisfied that there are or will be on the Settlement Date sufficient funds available at the rate or on the other terms advised by the Manager to the Trustee to be the rate or terms contained in the Approved Application for settlement of the Approved Mortgage Loan or the purchase of the Approved Mortgage including, without limiting the foregoing, an insufficiency of funds or expected insufficiency of funds arising by reason of any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any governmental, fiscal, monetary or other authority charged with the administration thereof;

         2.13.7 the lower rate of interest under the Approved Mortgage is less than the Allocated Rate;

         2.13.8 the Manager and/or the Trustee believes that acceptance of the application would not be in the best interests of the Fund and/or the Warehousing Investor which is to provide the requisite funds; or

         2.13.9 if the Originator is in breach of this Deed in any respect whatsoever,

         AND the Originator further acknowledges and agrees that if an Approved Application is cancelled pursuant to this clause 2.13 then, without limiting the operation of clause 2.7;

         2.13.10 notwithstanding that such cancellation may be due to an act or omission by the Manager or the Trustee neither the Manager nor the Trustee shall be liable in any way for any loss or damage incurred by the Originator or by the person to whom the Originator has given the Loan Approval pursuant to clause 2.9 and the Originator shall indemnify and keep indemnified the Manager and the Trustee against any action proceedings claim or demand instituted or made by any such person in respect of any such loss or damage; and

         2.13.11 except to the extent that such cancellation may be due to a negligent act or omission by the Manager or the Trustee the Originator shall compensate the Manager and the Trustee for any funding or hedging costs or liabilities incurred by them in respect of any funds or rates previously committed by either of them to funding the Approved Application, including without limitation any costs arising from an Interest Rate Delivery Commitment or from the commitment of funds consequent upon an Acceptance.

2.14     PAYMENT OF INTEREST DEDUCTED AT SETTLEMENT

         The Originator shall instruct the Approved Solicitor to deliver a cheque for any interest payment under an Approved Mortgage which has been deducted from the settlement funds to the Trustee as soon as possible after settlement and in any event within 3 Banking Days of the actual settlement.

2.15     DELIVERY OF DOCUMENTS OF TITLE

         The Originator shall instruct the Approved Solicitor to deliver to the Trustee as soon as practicable and, in any event, within five (5) Banking Days of the date of receipt by the Approved Solicitor of each Mortgage after registration by the appropriate Land Titles Office or other appropriate registry of the Mortgage or the Transfer of Mortgage:

         2.15.1   the Documents of Title; and

         2.15.2 such other documents or things as may from time to time be required pursuant to the Parameters or are otherwise stipulated by the Manager or the Trustee.

2.16     EPITOME OF MORTGAGE

         The Originator on behalf of the Trustee shall instruct the Approved Solicitor to send to the Borrower, the Manager and the Trustee within five (5) Banking Days of settlement of each Approved Mortgage Loan an epitome of the Mortgage in the form specified by the Manager from time to time.

2.17     MANAGER'S RELIANCE ON DOCUMENTS SUBMITTED

         2.17.1 In respect of any document other than a Settlement Statement required to be given or produced to the Manager by the Originator, the Originator acknowledges that the Manager shall not be concerned to enquire as to the correctness and/or proper completion of the document.

         2.17.2 In respect of a Settlement Statement, the Originator acknowledges that the Manager shall only be concerned to enquire as to its completeness and shall not be obliged to enquire as to its correctness.

2.18     INSTRUCTIONS TO APPROVED SOLICITORS

         The Originator undertakes and agrees that:

         2.18.1 it will instruct all Approved Solicitors acting in respect of Approved Mortgage Loans or the purchase of Approved Mortgages that subject to the provisions of clause 2.18.2 all such instructions are given by the Originator on behalf of the Trustee and that at all material times those Approved Solicitors will be deemed to be acting on behalf of the Trustee who will be relying upon all advice opinions and certificates given by them;

         2.18.2 notwithstanding the provisions of this Deed generally and clause 2.18.1 in particular or any Mortgage or any rule of law or equity to the contrary the Originator and not the Trustee shall be liable to bear the costs and disbursements (including without limitation duties and taxes of all kinds whether State or Federal) of Approved Solicitors and the Originator agrees to indemnify the Trustee and to keep the Trustee indemnified in respect of the same.

3.       ORIGINATOR'S OBLIGATIONS IN RESPECT OF TRUST MORTGAGES

3.1      PAYMENTS BY BORROWERS

         In respect of all Trust Mortgages the Originator shall direct the Borrower to make all payments direct to the account of the Trustee in its capacity as mortgagee under the Trust Mortgage in the manner authorised by the Trustee from time to time. If the Originator shall at any time receive any such payment it shall immediately deposit that payment with the Trustee and that payment shall be deemed to be held by the Originator in trust for the Trustee until so deposited.

3.2      MANAGEMENT OF TRUST MORTGAGES

         The Originator shall manage each Trust Mortgage using all proper care and skill as would be taken by a prudent mortgagee. None of the provisions of this Deed shall be construed as in any way limiting the Originator's obligations under this clause PROVIDED THAT where this Deed deals expressly with a given management responsibility or sets out a specific procedure in relation to a particular subject, this clause shall not be construed as conferring any power, authority or obligation on the Originator that differs from the express terms herein contained in relation to that responsibility or to permit any other procedure in relation to that particular subject other than the express procedure set our herein.

3.3      COMPLIANCE WITH MORTGAGE INSURANCES

         The Originator shall ensure that each Trust Mortgage is managed in accordance with the terms of all corresponding Mortgage Insurance and where the Originator is required to be approved by the corresponding Mortgage Insurer, the Originator shall comply with the terms of any such approval and maintain its accreditation as an approved mortgage originator.

3.4      PAYMENT OF MANAGEMENT COSTS AND EXPENSES

         The Originator shall pay from its own funds all costs and expenses of performing its obligations pursuant to this Deed and except where it is expressly authorised by this Deed to do so the Originator shall not seek nor shall it be entitled to receive any reimbursement from either the Manager or the Trustee.

3.5      MAINTENANCE OF RECORDS

         The Originator shall at its expense maintain records of all Trust Mortgages introduced by the Originator which shall include such details as the Manager may from time to time require. If requested by the Manager the Originator shall provide a true copy of the whole or any part of those records.

3.6      REPORTS TO MANAGER

         The Originator shall keep the Manager promptly and regularly informed of any action taken by it pursuant to this Deed and will recommend appropriate procedures and actions to be taken by the Trustee in order to enable the rights and interests of the Trustee, Investors and Warehousing Investors to be protected at all times.

3.7      CARE AND SKILL

         The Originator shall at all times use all proper care and skill in carrying out its obligations under this Deed and it acknowledges that in entering into this Deed the Manager and the Trustee are relying on the skill and judgement of the Originator.

3.8      TRUSTEE'S ENTITLEMENT TO REGISTRATION AS MORTGAGEE

         Nothing in this Deed nor any failure by the Manager or the Trustee to comply with its terms shall prevent the Trustee from being registered as mortgagee under any Trust Mortgage and the Originator shall not in any way interfere with such registration and shall lend such assistance as may reasonable be required to effect registration.

3.9      NOTIFY DEATH OF ANY BORROWER

         The Originator shall promptly notify the Manager if it receives notice of the death of any Borrower.

3.10     ADVISE DEFAULTS

         The Originator shall immediately advise the Manager in writing if it becomes aware of, or has reasonable grounds to suspect, the occurrence of any default, event of default (howsoever described) or any event which with the giving of notice, lapse of time or any determination could constitute such an event of default under any Approved Mortgage Loan, Approved Mortgage or Collateral Security or the occurrence of any act, omission, circumstance or event which reasonably could materially adversely effect the financial condition of any Borrower, Mortgagor or surety thereof or the ability of any of them to perform their respective obligations under any Approved Mortgage Loan, Approved Mortgage or Collateral Security.

3.11     REVIEW OF COMPLIANCE WITH MORTGAGES

         The Originator shall conduct regular reviews (being not less than annually) in accordance with the Parameters in relation to each Trust Mortgage.

3.12     NO OBLIGATION TO SUPPORT LOSSES

         Subject to this Deed, the Originator shall have no obligation to support any losses suffered by the Trustee in relation to any Trust Mortgage and the Trustee and the Manager hereby acknowledge the absence of any such obligation.

3.13     RENEGOTIATION OF TERMS

         The Originator shall not have any power or authority to reschedule or renegotiate the terms of any Trust Mortgage or any Collateral Securities relating thereto without the prior written consent of the Trustee and the Manager BUT if such consent is given, the Trustee and the Manager will be bound by the terms of the rescheduled or renegotiated terms of such Trust Mortgage and any Collateral Securities relating thereto to the extent contained in such consent.

4.       INSURANCES - ORIGINATOR'S OBLIGATIONS

4.1      GENERAL INSURANCE

         The Originator shall ensure that all buildings and improvements on the Property the subject of a Trust Mortgage shall at all times during the currency of the Mortgage be insured by the Mortgagor in the names of the Mortgagor and the Trustee for their respective interests for their full replacement and reinstatement value against all such risks and by such classes of insurance as provided for in the Parameters and with such insurance office as the Manager and the corresponding Mortgage Insurer shall approve.

4.2      LAPSING OF POLICIES

         The Originator shall ensure that all insurances referred to in clause
         4.1 provide for the Trustee (or such other person as the Manager or the Trustee may from time to time specify) to be notified not later than fourteen (1(4) days (or such other number of days as the Manager may in writing agree to) prior to any such insurance policies lapsing or being cancelled. If the Originator becomes aware that any insurance policy is about to lapse or be cancelled or has lapsed or cancelled the Originator shall immediately after becoming aware thereof:

         4.2.1    notify the Manager and the Trustee;

         4.2.2 pay out of its own funds the amount necessary to renew or replace the lapsed or cancelled policy; and

         4.2.3 provide the Trustee and/or the Manager with details of the new insurances effected.

4.3      SETTLEMENT OF CLAIMS

         The Originator shall not settle or compound any claims pursuant to any insurance policy unless it has obtained the prior written approval of the Manager and the Trustee and it shall comply with the instructions of the Manager, the Trustee and the corresponding Mortgage Insurer with respect to the application of the proceeds of any such policy to which the Trustee is entitled.

4.4      ORIGINATOR TO ASSIST IN MORTGAGE INSURANCE CLAIMS

         The Originator acknowledges that it is aware there may be policies of Mortgage Insurance between the Trustee and a Mortgage Insurer in respect of the portfolio of Mortgages which form part of the Fund under which the Manager and the Trustee have obligations certain of which must be performed within specific time frames. The Originator agrees that it shall promptly do all such things and give all such reports and information to the Trustee and the Manager as may be necessary to enable them to carry out their obligations to the Mortgage Insurer within the specific time frames.

4.5      MORTGAGE INSURANCE CLAIMS

         If:

         4.5.1 the Trustee shall claim and recover any moneys pursuant to a policy of Mortgage Insurance; and

         4.5.2 there shall be a surplus remaining after the Trustee has received payment in full in respect of all moneys secured by the Mortgage to which that claim relates,

         then the Manager shall direct the Trustee to the extent that funds are available and may lawfully be so applied, to reimburse the Originator in respect of any payments made by the Originator pursuant to this clause 4 together with the reasonable costs to the Originator of making any such payment.

5.       DEFAULT BY BORROWER - ORIGINATOR'S OBLIGATIONS

5.1      ORIGINATOR MAY PAY INTEREST PAYMENTS OVERDUE FROM BORROWERS

         5.1.1 The Manager shall use its best endeavours to give to the Originator on or before the twenty-second day of each calendar month a list (the "DELINQUENT LIST") of those Trust Mortgages under which the Borrower is according to the then records in default in payment of interest ("overdue interest payments").

         5.1.2 Within two (2) Banking Days of receipt of the delinquent list the Originator shall, in consideration of clause 5.1.3, be entitled to pay to the Trustee the amount of all overdue interest payments in respect of any Borrower as specified in that delinquent list (all such payments shall be calculated at the lower interest rate specified in the relevant Trust Mortgages).

         5.1.3 If the Originator has made a payment pursuant to clause 5.1.2 and has not made (and is not required pursuant to clause 5.1.4 to make) a claim in respect of that payment under the Mortgage Insurance Policy then the Manager shall (subject to receipt by the Trustee from the defaulting Borrower of the same) direct the Trustee to reimburse the same to the Originator (calculated at the higher interest rate specified in the corresponding Trust Mortgage) PROVIDED THAT the Manager shall not be obliged to direct the Trustee to take action to recover any interest not paid by the Borrower except as provided in clause 5.3.

         5.1.4    (1)      The parties acknowledge that the Trustee and/or the
                           Manager may establish a Mortgage Insurance Policy in respect of a Trust Mortgage under which the Originator is entitled to claim directly on the Mortgage Insurer in respect of overdue interest payments paid by the Originator pursuant to clause
                           5.1.2.

                  (2) The Originator agrees with the Trustee and the Manager that notwithstanding the express and implied provisions of such a Mortgage

                           Insurance Policy, if the Originator makes a second payment under clause 5.1.2 at a time when the first payment has not been reimbursed to it pursuant to clause 5.1.3, it shall claim the entire amount of all then overdue interest payments then outstanding in respect of the relevant Trust Mortgage and paid by it pursuant to clause 5.1.2 and, thereafter, shall claim under the Mortgage Insurance Policy for each succeeding overdue interest payment for that Trust Mortgage paid by it pursuant to clause 5.1.2.


                  (3) The Originator acknowledges that if it makes a claim on a Mortgage Insurance Policy pursuant to this clause 5.1.4 in respect of overdue interest payments for a Trust Mortgage pursuant to clause 5.1.2 then it shall have no entitlement to the corresponding interest payment (calculated at the higher rate specified in the Trust Mortgage) if actually received by the Trustee and/or the Manager.

                  (4) All claims by the Originator on a Mortgage Insurance Policy shall be made in accordance with this Deed, the Parameters and the corresponding Mortgage Insurance Policy.

                  (5) Any payment by a Mortgage Insurer in respect of a claim by the Originator pursuant to this clause will be made to the Trustee. The Manager will, after satisfying itself regarding the propriety of the claim, direct the Trustee to pay the corresponding amount to the Originator.

         5.1.5 Notwithstanding any other provision of this Deed the Originator shall have no entitlement to any interest on overdue interest payable in respect of any Trust Mortgage.

5.2      ORIGINATOR'S OBLIGATIONS TO ENFORCE

         Subject to this Deed generally and clause 9 in particular, the Originator shall on the instruction of the Manager and the Trustee take such steps and incur such expenses as are necessary for the Trustee to enforce the terms of each Trust Mortgage or otherwise exercise any of the rights conferred on the Trustee under each Trust Mortgage including the taking out or renewal of insurance policies over buildings and improvements on a Property pursuant to clause 4.2 and undertaking necessary repairs and paying rates and taxes levied on any Property. In exercising its powers under this clause the Originator shall retain the services and seek the advice of such competent and qualified solicitors, valuers, builders and other experts as it thinks fit. Where the Originator considers that any such expenses will not be substantially recoverable from the Borrower or any guarantor or surety it will promptly seek instructions from the Manager before taking action.

5.3      PRE-CONDITIONS TO TRUSTEE INSTITUTING PROCEEDINGS FOR OUTSTANDING
         PAYMENTS

         Upon and in consideration of the Originator making any payments pursuant to clauses 4.2, 5.1 and/or 5.2 the Manager shall subject to the agreement of the corresponding Mortgage Insurer direct the Trustee to institute proceedings against the relevant Borrower to recover such payments in accordance with the terms of the relevant Trust Mortgage PROVIDED THAT prior to commencement of any such proceedings the Originator shall where necessary provide the requisite funds to enable those proceedings to be conducted AND the Originator shall indemnify the Trustee and keep the Trustee indemnified in respect of all costs and expenses incurred in those proceedings PROVIDED FURTHER THAT where the Originator considers that such costs and expenses will not be substantially recoverable from the Borrower or any guarantor or surety it will promptly seek instructions from the Manager before taking action.

5.4      ORIGINATOR'S OBLIGATIONS TO ENFORCE MORTGAGE TERMS AGAINST BORROWERS

         5.4.1    Upon:

                  (1) the occurrence of any event of default (howsoever expressed) under a Trust Mortgage; and

                  (2) receipt of instructions from the Manager and the Trustee,

                  THEN in accordance with the Parameters and subject to those instructions the Originator shall at its own expense take such steps as may lawfully be permitted and as may be required to enable the default to be quickly remedied. Without limiting the generality of the Originator's obligations under this sub-clause 5.4.1 the Originator shall immediately upon receipt of the delinquent list pursuant to sub-clause 5.1.1 make demand on the Borrower named in that list for payment of the overdue interest payment. The Originator shall ensure that each demand is in a form and is served in a manner sufficient for the purposes of any subsequent enforcement which may be pursued in accordance with clause 5.4.2 and shall obtain from Approved Solicitors such legal advice as is necessary to achieve this. Additionally the Originator shall comply with such direction as to the form and service of demand as may be given by the Manager and the Trustee from time to time.

         5.4.2 The Originator shall at its own expense on the written direction of the Manager and subject to the prior consent of the Trustee:

                  (1) exercise such powers of the Trustee (including its power of sale) as may be necessary and give all notices signed by the Trustee and do all things required by law to realise the Property the subject of the Trust Mortgage or otherwise recover the outstanding amount as soon as reasonably possible;

                  (2) commence and diligently prosecute such legal proceedings (including proceedings for vacant possession of the Property) as may be necessary.

         5.4.3 The Manager shall lend and shall procure that the Trustee shall lend such assistance as may be necessary to enable the Originator to perform its obligations under this clause 5.4.

         5.4.4 The Manager shall direct the Trustee to make any necessary claim on the corresponding Mortgage Insurer and in such event the Originator shall indemnify the Trustee and keep the Trustee indemnified in respect of all costs and expenses incurred in making any claim but notwithstanding the Manager's direction the Trustee may in its absolute discretion decline to make such claim if it considers in all the circumstances that it is inappropriate to do so.

5.5      CARRIAGE OF SALE

         If the Trustee decides to exercise a power of sale pursuant to a Trust Mortgage, the Originator shall at the request of the Manager arrange for and shall have the carriage of that sale. The Originator shall do all things necessary (including obtaining at its own expense any Valuations of the relevant Property) to ensure that the Trustee receives an amount equal to the amount which it would have been entitled to receive if the Mortgage had been discharged on its Due Date in accordance with its terms together with all costs and expenses which the Trustee is entitled to recover under the terms of the Mortgage. The Originator shall ensure that the proceeds of sale are applied strictly in accordance with the terms of the Mortgage and that any monies inadvertently received by the Originator from the proceeds of sale are paid to the Trustee immediately.

5.6      SHORTFALL ON SALE

         If there is any shortfall upon the sale of any Property whether by the Trustee or any other person so that the Trustee does not obtain amount sufficient to discharge the Borrower's obligations to the Trustee secured by the Mortgage then, in addition to any other obligations it may have, the Originator shall if so required by the Manager or the Trust Deed make such applications and do such things as may be necessary to enable the Trustee to obtain the benefit of any payment to which it is or may be entitled pursuant to any Mortgage Insurance Policy or building insurance policy and also the benefit of any guarantee or personal covenant. The Manager shall lend and shall procure that the Trustee shall lend such assistance as may be necessary to enable the Originator to perform its obligations under this clause.

5.7      INDEMNITY

         The Originator shall indemnify the Manager and the Trustee and keep each of them indemnified in respect of all claims losses damages demands and expenses which they or either of them may suffer or incur should the Trustee or the Manager be held to have failed to act in good faith or to be in breach of its duty to a Borrower or any other person (including any wilful or wrongful neglect) due to any act or omission of the Originator.


5.8      LIMIT OF ORIGINATOR'S POWERS

         In the exercise of any of the powers of the Trustee as mortgagee under any Trust Mortgage, the Originator's powers shall be limited to those powers specified in this Deed and/or any further powers from time to time agreed to by the Manager and the Trustee and the Originator shall not settle, compound or compromise any right of the Manager or the Trustee in respect of any Trust Mortgage or otherwise nor attempt to do so without the prior written approval of the Manager and the Trustee.

5.9      REIMBURSEMENT OF EXPENSES OF ORIGINATOR

         If pursuant to the provisions of this clause 5 of the Originator incurs any expenses in performing its obligations in relation to the enforcement of a Trust Mortgage or the Originator incurs any expenses in relation to retaining the services of any persons to undertake any work or action or render any advice or report in connection with the enforcement of a Trust Mortgage (such expenses are hereinafter referred to as "enforcement expenses"):

         5.9.1 The Originator shall be primarily liable in the first instance for the payment of such enforcement expenses; and

         5.9.2 The Originator shall only be entitled to reimbursement by the Trustee of such enforcement expenses previously consented to by the Manager or the Trustee:

                  (1) Upon receipt of the corresponding sum from the Borrower under the Trust Mortgage;

                  (2) Upon receipt of the proceeds of the enforcement of the Trust Mortgage, any Collateral Securities relating thereto or otherwise; and

                  (3) Upon the receipt of the proceeds from any claim made under the corresponding Mortgage Insurance Policy,

                  PROVIDED THAT any amounts received by the Trustee shall be first applied in payment of all moneys secured to the Trustee by the Trust Mortgage and any expenses incurred by the Trustee or which the Trustee considers will or may be incurred for which it has not been reimbursed PROVIDED FURTHER THAT if upon the exhaustion of the Trustee's rights in relation to the Trust Mortgage, the Collateral Securities, the Mortgage Insurance Policy or otherwise there is any shortfall of sufficient funds to pay the outstanding enforcement expenses of the Originator, the Trustee shall as soon as reasonably practicable thereafter pay such outstanding enforcement expenses to the Originator.

6.       WARRANTIES BY ORIGINATOR

6.1      WARRANTIES

         The Originator warrants to the Manager and the Trustee that, except as may be disclosed in writing by the Originator to the Manager, the Trustee and each Mortgage Insurer and approved by each of them prior to the settlement of an Approved Mortgage Loan or the transfer of an Approved Mortgage to the Trustee, as at the date of such Mortgage or Transfer of Mortgage (as the case may be) the following provisions relating to the Approved Mortgage and other relevant matters will be true and correct in all material respects:

         6.1.1 the Originator has on behalf of the Trustee instructed the Approved Solicitors in accordance with the requirements of clause 2.5.3 and in regard to such other matters as it deemed relevant and which are required in accordance with the Parameters and that those Solicitors have certified as to the matters set forth in the Parameters in the manner required by this Deed that settlement could proceed;

         6.1.2 the Originator has obtained a Valuation which complies with the provisions of the Parameters relating to Valuations;

         6.1.3 the Originator is not aware of the occurrence of any event or any proposal or other circumstances affecting the Property the subject of the Mortgage which may reduce its value as set out in the Valuation;

         6.1.4 all improvements on the Property are insured for their full replacement and reinstatement value in the names of the Mortgagor and the Trustee for their respective interests, those policies required to be effected in accordance with the provisions of this Deed are in full force and effect and provide that the Originator will be notified of any lapsing or cancellation and all premiums have been paid on those policies and that the Mortgage obligates the Mortgagor to maintain all such policies at the Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorises the mortgagee to maintain such policies at the Mortgagor's cost and expense and to seek reimbursement therefore from the Mortgagor;

         6.1.5 the Mortgage Insurance required to be effected in accordance with the Parameters has been effected and the corresponding Mortgage Insurance Policy has been issued in conformity with the requirements of the Parameters and the premium has been paid or provisions made for the premium to be paid;

         6.1.6 the provisions of the Parameters have been fully complied with and, without limitation, that the terms and conditions of the Mortgage comply in all respects with the terms of the Approved Application;

         6.1.7 the Originator is not aware of any circumstances in respect of the Mortgage, the Property or the Borrower or any surety of the Borrower (including but not limited to the Borrower's or the surety's credit standing) which could reasonably be expected to cause a prudent lender to:

                  (1)      regard the Mortgage as an unacceptable investment;

                  (2) anticipate the Borrower is likely to make default under the Mortgage;

                  (3) believe that the value or marketability of the Mortgage could be adversely affected;

         6.1.8 the Borrower's application for Loan Approval and/or the proposed transferor's application for the Fund to purchase the Approved Mortgage has been fully investigated by the Originator and it complies with the Parameters and the Originator is satisfied that all statements and information contained in that application are true and correct and may be relied upon by the Trustee and the Manager;

         6.1.9 except where previously disclosed to and approved in writing by the Trustee, the Borrower is not an employee agent, shareholder, director, manager, consultant or related body corporate of the Originator or an Associate of any such person or company;

         6.1.10 the Mortgage is not a Regulated Mortgage (as defined in section 5 of the Credit Act 1984 or the corresponding legislation in any other State or Territory of the Commonwealth of Australia) to which Part 4 of that Act applies and does not constitute any other contract or agreement regulated or partly regulated by the Credit Act (or such corresponding legislation) or any modification or re-enactment thereof;

         6.1.11 where the Trustee purchases a Mortgage, the transfer of that Mortgage and any Collateral Securities related thereto does not contravene the terms and conditions of the Mortgage and such Collateral Securities and all necessary consents to that transfer have been obtained;

         6.1.12 the Originator has been duly incorporated and is validly existing as a Mortgage Originator in good standing under the laws of Australia, with full power and authority (corporate and other) to conduct its business as now being conducted and to enter into and perform its obligations under this Deed, owns or possesses or has obtained all material governmental registrations, licences, permits, consents, orders, approvals and other authorisations necessary to carry on its business as now being conducted, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations, non-compliance with which could have a material adverse effect on the Originator in the jurisdictions in which it is conducting business AND that the Originator has acted lawfully in arranging or transferring the Mortgage;

         6.1.13 this Deed has been duly authorised, executed and delivered by the Originator and will constitute a valid and binding agreement of the Originator in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganisation, liquidation, receivership, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         6.1.14 neither the execution nor the delivery of this Deed nor the consummation of any other of the transactions contemplated herein nor the fulfilment of the terms of this Deed will result in the breach of any term or provision of the Memorandum and Articles of Association of the Originator or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Originator or any of its subsidiaries or other related companies is a party or by which it is bound, or any statute, order or regulation applicable to the Originator or any of its subsidiaries or other related companies of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Originator or any of its subsidiaries or other related companies. Neither the Originator nor any of its subsidiaries or other related companies is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or to the best knowledge of the Originator may in the future materially and adversely affect:

                  (1) the ability of the Originator to perform its obligations under this Deed; or

                  (2) the business, operations, financial condition, properties or assets of the Originator;

         6.1.15 except as disclosed to and approved in writing by the Manager prior to the execution of this Deed, there are no actions or proceedings against, or investigations of, the Originator pending, or, to the knowledge of the Originator threatened, before any court, administrative agency or other tribunal:

                  (1)      asserting the invalidity of this Deed;

                  (2) seeking to prevent the consummation of any of the transactions contemplated by this Deed; or

                  (3) which might materially and adversely affect the performance by the Originator of its obligations under, or the validity or enforceability of, this Deed;

         6.1.16 the Originator is solvent in that no petition to wind it up has been made nor has it currently committed any act of insolvency;

         6.1.17 the Originator is not in breach of any of its obligations under this Deed.

6.2      WARRANTIES TRUE AT SETTLEMENT DATE AND TRANSFER

         The Originator further warrants to the Manager and the Trustee that all warranties contained in clause 6.1 shall be true as at the date of settlement of the Approved Mortgage Loan or purchase of the Approved Mortgage and further that the warranties contained in sub-clauses
         6.1.12 - 6.1.17 (inclusive) are and will at all times during the term of this Deed remain true and correct.

6.3      CORRECTNESS OF APPLICATIONS AND SETTLEMENT STATEMENTS

         The Originator further warrants to the Manager and the Trustee that each Application and Settlement Statement delivered by the Originator in accordance with this Deed shall be complete and correct in all respects and that any person who certifies such Settlement Statement to be true and correct shall have the full authority to certify on behalf of the Originator and shall bind the Originator.

6.4      INDEMNITY

         6.4.1 The Originator shall indemnify and keep indemnified the Trustee and the Manager from and against any loss or damage which they or either of them may suffer or incur in respect of any action, claim or demand made or brought in respect of or otherwise arising from or in connection with any breach of any of the warranties contained in any part of this clause 6.

         6.4.2 The Originator acknowledges to the Trustee and the Manager that the Trustee and the Manager will be relying upon the truth and correctness of all warranties contained in any part of this clause 6 in relation to the Acceptance and/or the purchase of Mortgages by the Trustee and otherwise in relation to entering into and continuing to be bound by this Deed.

         6.4.3 Upon settlement to the Trustee's satisfaction of any claim against the Originator under this indemnity the Trustee shall at the request and cost of the Originator assign to the Originator any right of action the Trustee may have against any third party (including without limitation the relevant Borrower and/or any Approved Solicitor or Approved Valuer) in respect of the subject matter giving rise to that breach of warranty and the Trustee shall use its best endeavours to assist the Originator in relation to any claim or proceedings which the Originator may make or intake in respect thereof PROVIDED THAT the Originator shall indemnify the Trustee against all costs it may incur in giving such assistance.

6.5      WARRANTIES TO CONTINUE

         The warranties given in this clause 6 shall continue in full force and effect notwithstanding and shall not merge on the acceptance and/or the purchase of any Mortgage by the Trustee and notwithstanding the termination of this Deed shall continue to bind the Originator in relation to any matter or event existing or occurring prior to such termination.

6.6      ORIGINATOR TO NOTIFY BREACH OF WARRANTY

         The Originator shall immediately upon discovery of any breach of any of the warranties contained in clause 6.1 in respect of any Trust Mortgage and without regard to any limitations set fort in such warranty concerning the knowledge of the Originator as to the facts stated herein, give written notice to the Manager and the Trustee as to the particulars of that breach.

6.7      ORIGINATOR TO CONFIRM WARRANTIES ON REQUEST

         Without limiting the obligations of the Originator under clause 6.6, the originator shall immediately upon request by the Manager and/or the Trustee furnish to the requesting party a written statement confirming that the warranties contained in clause 6.1 in respect of a particular Trust Mortgage have not been breached in any material way and/or giving full particulars of any breach that has come to the knowledge of the Originator and which it has not already notified to the Manager and/or the Trustee pursuant to clause 6.6

7.       ORIGINATOR TO BUY BACK MORTGAGES

7.1      REQUEST FOR BUY BACK

         In addition to any other right or remedy which the Manager or the Trustee may have in case any of the warranties contained in clause 6 shall in the bona fide opinion of the Trustee (which shall be conclusive) be untrue or misleading, subject to clause 7.4, the Originator shall at the request of the Manager or the Trustee purchase from the Trustee the Mortgage or Mortgages to which any breach of warranty relates PROVIDED THAT the Originator will only be obliged to purchase such Mortgage or Mortgages in circumstances where the breach of warranty has in the bona fide opinion of the Trustee (which shall be conclusive) occurred as a result of some matter act or thing within the knowledge or control of the Originator or any of its officers or employees.

7.2      ORIGINATOR'S OBLIGATIONS

         The Originator shall within thirty (30) days of receipt of a request by the Manager or the Trustee pursuant to clause 7.1, pay to the Trustee:

         7.2.1 the amount which the Borrower under the relevant Mortgage would be obliged to pay to the Trustee if the Borrower had discharged his Mortgage on the date of such purchase by the Originator including the amount of any Break Costs as provided in the Mortgage; and

         7.2.2 the costs, fees and expenses of the Trustee and/or the Manager relating to the Mortgage and the breach of warranty.

7.3      TRUSTEE AND MANAGER OBLIGATIONS

         Upon the Trustee receiving the payments referred to in clause 7.2:

         7.3.1 the Manager will direct the Trustee to hand to the Originator the Documents of Title and a transfer of the Mortgage executed by the Trustee in favour of the Originator; and

         7.3.2 the Trustee shall at the request and cost of the Originator assign to the Originator any right of action the Trustee may have against any third party (including without limitation the relevant Borrower and/or any Approved Solicitor or Approved Valuer) in respect of the subject matter giving rise to that breach of warranty and the Trustee shall use its best endeavours to assist the Originator in relation to any claim or proceedings which the Originator may make or initiate in respect thereof PROVIDED THAT the Originator shall indemnify the Trustee against all costs it may incur in giving such assistance.

7.4      LIMITATION ON BUY BACK

         The Originator shall only be required to purchase a Mortgage pursuant to clause 7.1 if the request to do so by the Manager or the Trustee occurs within 90 days after the actual Settlement Date of that Mortgage PROVIDED THAT nothing contained in this clause shall be construed as in any way limiting any right or entitlement that the Trustee or Manager may otherwise have in relation to a breach of warranty hereunder in relation to that Mortgage or any Collateral Securities in respect thereof (including, but without limiting the generality of the foregoing, pursuant to clauses 6.4 and 16).

8.       ORIGINATOR'S REMUNERATION

8.1      LIMITATION

         Save for its entitlement to the monthly fee referred to in clause 8.2 the Originator shall not be entitled to receive and shall not seek any remuneration from either the Manager or the Trustee in respect of anything done by it pursuant to this Deed. The Originator acknowledges that it intends primarily to seek its remuneration from Borrowers by way of procuration fees. The Originator shall not charge procuration fees in excess of those allowed by law or, to the extent that there is no legal limit, in excess of those recommended from time to time or commonly and reasonably charged by those parties affected by the Credit (Administration) Act 1984 (New South Wales) or other relevant legislation application in any State or Territory other than New South Wales.

8.2      MONTHLY FEE

         The Manager shall instruct the Trustee to pay to the Originator a monthly fee by way of remuneration for the Originator's performance of its obligations under this Deed. That fee shall be:

         8.2.1 computed on the principal sum from time to time outstanding under each Trust Mortgage introduced by the Originator from the date of acceptance of that Trust Mortgage into the Fund until, subject to the proviso below, the earliest of:

                  (1)      the Due Date for such Trust Mortgage;

                  (2) if a default occurs under the Mortgage, the date of the completion of the sale or foreclosure of the Property in relation to such Trust Mortgage; or

                  (3)      the date upon which this Deed is terminated;

         8.2.2 calculated on a daily basis at the total of the Originator's Rate and the Originator's Management Rate; and

         8.2.3 payable monthly in arrears and on such date as the Manager shall determine from time to time,

         PROVIDED THAT if:

         (1) part or all of the principal sum secured by a Trust Mortgage is:

                  (A) voluntarily repaid by the Borrower prior to the Due Date and is not simultaneously readvanced by the Trustee to the Borrower in respect of any substitute
                           Property:

                  (B) repaid prior to the Due Date as a result of the default of the Borrower;

                  (C) paid to the Trustee by the Mortgage Insurer for the Trust Mortgage; or

                  (D) otherwise collected, received, or credited to the Mortgagor's or Borrower's account, by the Trustee; or

         (2) a claim on the Mortgage Insurer under the Mortgage Insurance Policy for the Trust Mortgage in respect of part or all of the principal sum secured by the Trust Mortgage is disallowed by the Mortgage Insurer or the Mortgage Insurer fails to meet such claim within thirty (30) days of the making of the claim, then the Originator's Entitlement of the monthly fee in respect of that part or all of the principal sum (as the case may be) for that Trust Mortgage shall cease with effect from the date of such repayment.

8.3      NO SET-OFF BY ORIGINATOR

         The Originator shall in no circumstances have any right of set-off against the Trustee or the Manager.

8.4      MANAGER OR TRUSTEE MAY REMEDY ORIGINATOR'S DEFAULT

         If the Originator is in default in the performance of any of its obligations under this Deed THEN without prejudice to any other rights or remedies of the Manager and/or the Trustee either the Manager or the Trustee may in its absolute discretion and without giving any prior notice to the Originator of its intention to do so remedy the default. The Originator hereby irrevocably authorises the Trustee to deduct all costs and expenses so incurred by the Manager and/or the Trustee from the Originator's entitlements under this Deed including without limitation those under clauses 5.1, 5.2 and 8.2 (collectively called "the Originator's Entitlements"). The Originator shall indemnify and keep indemnified the Manager and the Trustee against all such costs and expenses in the event that the Originator's Entitlements are at any material time insufficient to cover them.

8.5      MANAGER'S STATEMENT OF COSTS AND EXPENSES

         For the purposes of clause 8.4 the Manager's determination of the amount of costs and expenses incurred by it shall be final and binding on the Originator and a statement in writing signed on behalf of the Manager by a director, secretary or other authorised officer of such amount shall as against the Originator be conclusive and the Trustee shall not be concerned to enquire as to the correctness of same.

9.       STATUS OF ORIGINATOR

9.1      INDEPENDENT CONTRACTOR

         9.1.1 With the exception of the appointment of and delegations to the Originator under this Deed, the Originator acknowledges that in exercising its rights, powers and discretions and performing its duties and obligations under or pursuant to this Deed it is in all respects in relation thereto an independent contractor and acts as a principal and shall not directly or indirectly hold out or permit to be held out to anyone any statement, act, deed, matter or thing indicating that it is an agent, sub-agent, attorney, partner or employee of the Manager or the Trustee. The Originator shall not otherwise engage in conduct which may lead others to believe that it is such an agent, sub-agent, attorney, partner or employee. The Originator shall maintain adequate workers' compensation or other equivalent insurance and shall comply with all reasonable directions of the Manager and the Trustee in that respect and shall otherwise comply with all relevant legal requirements relating to the employment of persons. If the Manager shall so require, the Originator shall cause the Manager to be shown as an insured person on any workers' compensation or other equivalent policy which the Originator may be required by law to effect. The Originator shall indemnify and keep indemnified the Manager and the Trustee from and against any losses, damages, outgoings, costs, charges or expenses suffered or incurred by either of them in respect of any claim, action or demand made or brought against the Manager and/or the Trustee by reason of or arising out of the Originator being held in any court to be an agent, sub-agent, attorney, partner or employee of the Manager and/or the Trustee.

         9.1.2 To the extent of the appointment of an delegations to the Originator under this Deed, neither the Manager nor the Trustee shall be liable for any act or omission, fraud or other misconduct of the Originator or persons appointed by the Originator as employees or otherwise as contemplated by this Deed and the Originator shall indemnify and keep indemnified the Manager and the Trustee from and against any losses, damages, outgoings, costs, charges or expenses suffered or incurred by either of them in respect of any claim, action or demand made or brought against the Manager and/or the Trustee by reason of or arising out of any of the matters referred to in this clause 9.1.2.

9.2      ORIGINATOR'S EMPLOYEES

         The Originator will employ such persons as may be necessary for it to carry out its obligations under this Deed. Those persons shall be employees of the Originator and neither the Manager nor the Trustee shall be liable for any act or omission by any employee, agent, solicitor or representative used by the Originator in connection with its business and including any business performed pursuant to this Deed. The Originator shall indemnify the Trustee and the Manager and keep them indemnified in respect of any loss, damage or injury the Trustee or the Manager may suffer as a result of any such act or omission.

9.3      ORIGINATOR HAS NO BENEFICIAL INTEREST IN FUND

         The Originator acknowledges and agrees that:

         9.3.1 it shall not at any time have any beneficial interest in any property received by or vested in the Trustee as trustee of the Fund and in particular shall have no beneficial interest in any Approved Mortgage accepted into the Fund;

         9.3.2 except for the Originator's Entitlements (as defined in clause 8.4) and subject to the limitations thereon imposed by this Deed and in particular by clauses 8.4 and 14 it shall not at any time be entitled to any distribution of income or capital in the Fund;

         9.3.3 without limiting the generality of clauses 9.3.1 and 9.3.2 the Originator shall not (except in its capacity as Originator of an Approved Mortgage) be entitled to:

                  (1) in any way interfere with or question the exercise or non-exercise by the Manager or the Trustee or any delegate or agent of either of them of their respective duties powers authorities and discretions in relation to the Fund or otherwise under the Trust Deed or this Deed nor bring any proceeding in any court or otherwise or seek any remedies in respect of any such matters except in the case of and to the extent of any fraud, neglect or breach of duty by the Manager or the Trustee or any such delegate or agent;

                  (2) exercise any rights powers or privileges in respect of any Approved Mortgage;

                  (3) lodge or enter a caveat or like instrument claiming an estate or interest in any land or real estate over which an Approved Mortgage is held;

                  (4) negotiate or communicate in any way with any Mortgagor; or

                  (5) call for the transfer of or passing of benefit in any Approved Mortgage.

9.4      MANAGEMENT OF ORIGINATOR'S BUSINESS

         The Originator shall carry on its business, whether pursuant to this Deed or otherwise, in a proper and businesslike manner.

10.      ORIGINATOR TO OBSERVE PARAMETERS

10.1     STRICT ADHERENCE TO PARAMETERS

         The Originator shall strictly adhere to and be bound by the provisions of the Parameters.

10.2     INCONSISTENCY

         In the event of any inconsistency between the provisions of this Deed and the Parameters, then the provisions of the Parameters shall prevail to the extent of the inconsistency.

10.3     RECEIPT OF COPY OF PARAMETERS

         The Originator acknowledges that prior to signing this Deed, it received from the Manager a copy of the Parameters in force at the date of this Deed and that it has read and understood the extent of its obligations under the Parameters.

10.4     SUPPLY OF INFORMATION

         The Originator acknowledges and agrees with the Manager that it shall promptly furnish to the Originator or the Trustee all information specified in the Parameters at the times specified in the Parameters and all information concerning Approved Mortgages and the performance of its obligations in respect thereof as provided in this Deed and/or as may from time to time be requested by the Manager or the Trustee or either of them.

11.      FINANCIAL STATEMENTS AND RECORDS

11.1     REPORTS AND STATEMENTS

         The Originator shall furnish to the Manager:

         11.1.1 within 10 Banking Days of its receiving the same copies of all adverse comments of independent accountants (including, without limitation, any external auditors), reports of competent authorities and internal audit department comments

                  (including without limitation all management letters and internal control memos); and

         11.1.2 unless otherwise required by the Manager, within 4 months of the end of the Originator's financial year audited financial statements in respect of that year prepared in accordance with normal accounting practice and audited by an independent registered company auditor. Where the Manager has good cause to believe that the necessary audit has not been or will not be carried out in a satisfactory, proper and competent manner the Manager shall have the right to require the Originator at the Originator's cost to appoint a further independent auditor nominated by the Originator and approved by the Manager to carry out that audit.

11.2     INSPECTION OF ORIGINATOR'S RECORDS

         The Originator shall permit any person authorised by the Manager or the Trustee at any reasonable time during regular business hours to examine and make audits of all Mortgage Records and the Manager is authorised to reproduce and take copies of those records.

11.3     DOCUMENTS TO REMAIN THE PROPERTY OF THE TRUSTEE

         All Mortgage Records shall be and remain the property of the Trustee. The Originator shall not acquire any vested or property rights with respect to the Mortgage Records and shall not have the right to possession of them except at the will of the Trustee and subject to the conditions stated in this clause. It is expressly agreed that the Mortgage Records in the possession of the Originator are retained in a custodial capacity only. The right to possession and the ownership of all Mortgage Records held by the Originator, prepared by the Originator or to come into the possession of the Originator by reason of this Deed or any other agreement shall immediately after sale to the Trustee of the Mortgage to which they relate vest in the Trustee and may be retained and maintained by the Originator only at the will of the Trustee. Upon written request by the Trustee, the Originator shall immediately deliver all Mortgage Records to the Trustee or its nominee.

11.4     EVIDENCE OF COMPLIANCE WITH LIQUIDITY REQUIREMENTS

         In addition to its other obligations pursuant to this clause the Originator shall upon request by the Manager or the Trustee immediately furnish to the Manager and the Trustee such evidence as either of them may reasonably require to establish that at all times during the term of this Deed the Originator is complying with this Deed and with all liquidity and other requirements specified in the Parameters and/or by the corresponding Mortgage Insurer.

12.      ASSIGNMENT BY ORIGINATOR

12.1     PRE-CONDITIONS FOR ASSIGNMENT

         The Originator shall not assign its rights under this Deed without prior written consent of the Manager PROVIDED THAT if the Originator requests the Manager in writing to agree to such assignment and the Originator is not in default in respect of any of its obligations under this Deed at the time of making that request, then subject to the Manager obtaining the consent of the Trustee to such assignment the Manager shall not unreasonably withhold its consent if the Originator has:

         12.1.1 proved that the proposed assignee is a respectable responsible and solvent person or company of good financial standing and that it carries on business as a financier and/or financial intermediary and has experience at least equal to that of the Originator in placing moneys on mortgages of real estate and in the management of mortgages;

         12.1.2 given to the Manager at least two references as to the financial circumstances of the proposed assignee and at least two references as to the relevant business experience of the proposed assignee;

         12.1.3 procured the approval by the corresponding Mortgage Insurer of the proposed assignment;

         12.1.4 not done or omitted to do any act or thing which shall constitute an unremedied breach of the Originator's obligations contained in this Deed; and

         12.1.5 procured that such assignee will at its cost execute all relevant documentation (including this Deed mutatis mutandis) in accordance with the Parameters for the assignee to be appointed as the new Originator and has provided such additional Collateral Security and/or guarantees as may be required by the Manager in his absolute discretion,

         PROVIDED ALWAYS that the Manager may withdraw any consent so given if:

         (1) prior to the Assignment taking effect the Originator is in default in respect of any of its obligations under this Deed; and/or

         (2) the proposed assignee does not comply with the provisions of clause 12.1.5 within a reasonable time as determined by the Manager,

         AND PROVIDED FURTHER that the covenants and agreements by such assignee contained in the documentation referred to in clause 12.1.5 shall be deemed supplementary to this Deed and shall not in any way release nor be deemed to release the Originator or the Originator's guarantors (if any) from its or their liability under this Deed and/or any guarantee executed pursuant to clause 19.

12.2     CHANGES IN CONTROL OF ORIGINATOR

         For the purpose of clause 12.1:

         12.2.1 a change in fifty-one (51) per cent (or such other percentage as the Manager may in its absolute discretion determine shall constitute a change in the effective control of the Originator) of the shareholding of the Originator existing at the date of this Deed (whether occurring at one time or through a series or succession of transfers or issues of shares); or

         12.2.2 a change in the effective management of the Originator as existing at the date of this Deed; or

         12.2.3 the establishment by any means of any trust under which any third party becomes a beneficial owner of any of the Originator's rights under this Deed,

         shall be deemed to be an assignment by the Originator requiring consent by the Manager as provided in clause 12.1 and the determination of the Manager that any of these matters has occurred shall be conclusive.

12.3     ORIGINATOR TO ENTER DEED WITH NEW MANAGER OR TRUSTEE

         If the Manager retires or is removed by the Trustee from its position as manager of the Fund the Originator shall at the request of the Trustee enter into a new Deed with the New manager of the Fund appointed by the Trustee in terms identical with this Deed and thereupon the Manager shall have no further obligations to the Originator (but without prejudice to any rights or entitlements that may have accrued to the Manager against the Originator prior thereto). If the Trustee retires or is removed by the Manager from its position as trustee of the Fund, the Originator shall at the request of the Manager enter into a new Deed with any new trustee in terms identical with this Deed and thereupon the Trustee shall have no further obligations to the Originator (but without prejudice to any rights or entitlements that may have accrued to the Trustee against the Originator prior thereto).

13.      PROFESSIONAL AND FIDELITY INSURANCE

13.1     ORIGINATOR TO OBTAIN AND MAINTAIN PROFESSIONAL AND FIDELITY INSURANCE

         The Originator shall prior to execution of this Deed provide evidence to the Manager that the Originator has in force a policy of professional indemnity and fidelity insurance with an insurer, and on terms, acceptable to the Manager and each Mortgage Insurer in respect of the Originator's liabilities under this Deed. The Originator shall:

         13.1.1 keep such professional indemnity and fidelity insurance in full force and effect during the currency of this Deed;

         13.1.2 not do or omit to do any thing by reason of which such professional indemnity and fidelity insurance may become liable to be vitiated or terminated; and

         13.1.3 pay every renewal premium and deliver to the Manager three (3) days before each expiry date the receipt of the professional indemnity and fidelity insurer for such renewal premium.

13.2     LAPSING OR TERMINATION OF FIDELITY INSURANCE

         The lapsing or termination of the professional indemnity and fidelity insurance referred to in clause 13.1 shall constitute default by the Originator under this Deed entitling the Manager to exercise its rights and remedies pursuant to clause 8.4 and, in particular, to pay any renewal premium required to reinstate such fidelity insurance.


14.      SET-OFF

         The Originator hereby irrevocably authorises the Trustee and/or the Manager from time to time and at any time without notice to the Originator to appropriate transfer and set-off the whole or any part of the Originator's Entitlements in or towards payment or satisfaction in whole or in part of its obligations to make any payments pursuant to this Deed in respect of which it is in default at the time this authority is exercised and the Originator acknowledges and agrees that:

         (1) the Trustee and/or the Manager may act under this authority at their option but shall be under no obligation to do so and shall incur no liability whatever to the Originator arising out of this authority or its exercise;

         (2) the rights conferred upon the Trustee and the Manager by this authority shall be in addition and without prejudice to any rights that the Trustee or the Manager may otherwise have against the Originator pursuant to this Deed or otherwise in law or equity and shall not be merged in or prejudicially affected by any security of any nature now or in future held by the Trustee or Manager but all such rights and securities shall continue notwithstanding any rule of law or equity to the contrary and the rights hereby conferred shall be in addition to and without prejudice to all other rights and security.

15.      OBLIGATIONS OF MANAGER

         For so long as the Manager is prepared to consider accepting Approved Mortgages into the Fund from the Originator the obligations of the Manager under this Deed shall be:

15.1     ACCEPTANCE OF APPLICATIONS

         To endeavour to ensure that Mortgages the subject of Approved Applications are accepted into the Fund.

15.2     NOTIFICATION OF CHANGES - GENERAL

         To notify the Originator within ten (10) Banking Days:

         15.2.1 of any changes in the specified form of mortgage documentation;

         15.2.2   of the appointment of any new Mortgage Insurer;

         15.2.3   of any changes to the Parameters; and

         15.2.4 of any change to the form or substance to the Schedules to this Deed as contemplated by clause 1.3,

         and in the case of matters referred to in clauses 15.2.1, 15.2.3 and
         15.2.4 to provide the Originator with copies of any such changes.

15.3     NOTIFICATION OF APPROVED SOLICITORS AND APPROVED VALUERS

         To notify the Originator promptly of details of Approved Solicitors and Approved Valuers including all new appointments and removals from time to time.

15.4     NOTIFICATION OF INSTRUCTIONS FROM MORTGAGE INSURER

         To notify the Originator promptly of instructions received from any Mortgage Insurer in relation to a Trust Mortgage.

15.5     INDICATOR BULLETIN

         To provide to the Originator on a daily basis or as often as practicable an indicator bulletin giving details of the rates of interest applicable from time to time to various kinds of Approved Mortgage Loans with differing Due Dates.

16.      TERMINATION

16.1     IMMEDIATE TERMINATION BY MANAGER

         The Manager may terminate this Deed immediately if:

         16.1.1 a receiver or receiver and manager or liquidator or provisional liquidator or trustee or inspector or official manager or similar person is appointed to all or any part of the Originator's undertaking:

         16.1.2 a petition for winding up or similar process of the Originator is presented or an order is made or any effective resolution is passed for the winding up of the Originator;

         16.1.3 proceedings are initiated with a view to obtaining an order for the winding up or similar process of the Originator or any shareholder or director either calls or threatens to call any meeting for the purpose of considering or passing any resolution for the winding up or similar process of the Originator;

         16.1.4 any action is initiated by any competent authority with a view to striking the name of the Originator off any register of companies;

         16.1.5 any distress or execution is levied or enforced against any of the assets or property of the Originator;

         16.1.6 the Originator is unable to pay its debts as they fall due or is unable to certify that it is able to pay its debts as they fall due, commences negotiations with any one or more of its creditors with a view to the general re-adjustment or re-scheduling of its indebtedness or enters or proposes to enter into any arrangement or composition with its creditors;

         16.1.7 in the opinion of the Manager there is a material adverse change in the financial condition of the Originator;

         16.1.8 a person is appointed to investigate all or any part of the affairs of the Originator or any related corporation;

         16.1.9   the Originator ceases or threatens to cease business;

         16.1.10 in the opinion of the Manager there is an adverse event or any circumstance which has arisen involving or in any way relating to the Originator which is or may be detrimental to the interests of the Fund and/or to the rights and entitlements of the Investors;

         16.1.11 in the opinion of the Manager there is an adverse effect on the Originator arising from a substantial change in ownership or change in control of the Originator or any company of which the Originator is a subsidiary;

         16.1.12 any event occurs which the Parameters provide as giving rise to a right in the Manager to terminate this Deed;

         16.1.13 in the opinion of the Manager the Originator fails to remedy promptly any irregularity default or non-compliance disclosed or apparent in any of the reports statements or inspections contemplated by either of clauses 11.1 and 11.2; or

         16.1.14 the Originator ceases to be an approved mortgage manager for the purposes of any Mortgage Insurance Policy.

         Upon any such termination the rights and obligations of the parties shall be subject to the provisions of clauses 16.4 to 16.6 (both inclusive).

16.2     DEFAULT BY ORIGINATOR

         If the Originator shall be in default under this Deed the Manager may give to the Originator written notice specifying that default and requiring the Originator to remedy the default within five (5) Banking Days of the date of the notice (or such longer period as the Manager shall agree to in writing) and if the default is not remedied within that period this Deed shall be ipso facto terminated but such termination shall not affect the rights of the Manager or the Trustee against the Originator in respect of that default or of any other liability incurred by the Originator under this Deed on or before such termination.

16.3     ORIGINATOR'S PERFORMANCE

         16.3.1 In addition to any other right of termination the Manager may have whether pursuant to this Deed, the general law or otherwise the Manager may terminate this Deed by giving thirty
                  (30) days notice in writing to the Originator at any time if:

                  (1) at the end of the first year of the currency of this Deed the portfolio of Trust Mortgages introduced by the Originator does not have an aggregate principal sum outstanding of at least the amount specified in
                           Item 2 of Schedule 1; or

                  (2) the portfolio of Mortgages introduced by the Originator and accepted into the Fund is not, in the opinion of the Manager (which opinion shall be conclusive) performing satisfactorily.

         16.3.2 If either or both the events referred to in clause 16.3.1 occur the Manager may (in its absolute discretion) at any time thereafter, and without prejudice at any time to the exercise of its rights under clause 16.3.1, by notice in writing to the Originator specify that it will not thereafter accept Applications from the Originator to make any Approved Mortgage Loans or to purchase any Approved Mortgage Loans, in which case, until otherwise determined by the Manager, the Originator shall immediately thereafter cease to make such Applications to the Manager and the Mortgage Insurer and Applications to Fund and the Manager shall be thereafter released from its obligations under clause 15.

16.4     ORIGINATOR'S OBLIGATIONS TO SURVIVE

         Notwithstanding the termination of this Deed:

         16.4.1 the obligations of the Originator to the Manager and the Trustee in respect of any liability on the part of the Originator arising prior to that termination shall continue; and

         16.4.2 the Originator shall in addition to all of its obligations at law and in equity remain liable to the Manager and the Trustee to carry out its obligations under clauses 3.1 and 7 or any other obligation of the Originator under this Deed.

16.5     ORIGINATOR TO DELIVER BOOKS

         16.5.1 Upon termination of this Deed for any reason whatever the Originator shall at its own expense immediately deliver and/or transfer to the Trustee or its nominee all Mortgage Records and if the Originator does not deliver the Mortgage Records to the Trustee or its nominee within 2 Banking Days after the date of termination of this Deed then it shall be lawful for the Trustee or its nominee by their authorised officers to enter the premises of the Originator at which the Mortgage Records are kept and to take possession of the Mortgage Records and production of this Deed shall constitute sufficient authority for the Trustee or its nominee to do so.

         16.5.2 The Originator hereby irrevocably appoints the Trustee or its nominee its attorney for the purpose of signing all documents and papers and doing all acts and things on behalf of and in the name of the Originator which may be necessary in order to give full effect to the provisions of clause 16.5.1 including (but without limitation) the obtaining of any of the books which the Originator may have lodged with any third person and to effect the transfer into the name of the Trustee or its nominee of any account which the Originator has not transferred in accordance with clause 16.5.1 AND the Originator hereby agrees to ratify and confirm all and whatever such attorney shall do or cause to be done in pursuance of this power of attorney.

16.6     ORIGINATOR'S ENTITLEMENT TO MONTHLY FEE

         Notwithstanding the termination of this Deed for any reason whatever the Originator shall retain its entitlement to the monthly fee in accordance with clause 8.2 calculated on a pro rata daily basis up to the date on which this Deed is deemed to have been terminated (at which point its entitlement to such fee shall cease) and the calculation of the monthly fee shall be made at such time as it would have occurred in the usual course if this Deed had not been terminated PROVIDED THAT the payment shall:

         16.6.1 be reduced by any indebtedness and/or liability which the Trustee considers has arisen or may arise and for which the Originator is and/or may be liable under the provisions of this Deed;

         16.6.2 become due and payable only when the Manager considers that the Originator has satisfied all of its obligations imposed by this clause 16.

17.      GENERAL PROVISIONS

17.1     GOVERNING LAW

         This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales and the parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the courts of that State.

17.2     STRICT COMPLIANCE

         Any failure or omission by the Manager at any time to enforce or require strict or timely compliance with any provision of this Deed shall not affect or impair that provision in any way or the rights of the Manager to avail itself of remedies it may have in respect of any breach of any such provision.

17.3     NOTICES

         All Applications, Offers, Acceptances, notices, demands, approvals, consents or other communications (collectively called a "NOTICE") under this Deed shall be in writing and shall be delivered personally or given by prepaid registered post, facsimile or telex to a party or to the Trustee at the address facsimile number or telex number of the party or the Trustee specified in this clause or at such other address facsimile number or telex number as the party may from time to time notify the other party in writing. A notice shall be deemed served:

         17.3.1   if posted, two (2) Banking Days after posting;

         17.3.2 if sent by telex, upon receipt by the sender of the recipient's answerback; and

         17.3.3 if sent by facsimile, upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

         A notice served on a day which is not a Banking Day shall be deemed served on the next following Banking Day. A notice may be given by a director, secretary or authorised officer of the party giving it. For the purposes of this clause:

         THE MANAGER:
         Address:                       Level 4
                                        10 Bond Street, Sydney
                                        New South Wales,  2000

         Telex:                         122245

         Fax:                           (02) 9237 4966

         Attention:                     The Manager: PUMA Programme

         THE ORIGINATOR:                As specified in Schedule 1.

         THE TRUSTEE:
         Address:                       39 Hunter Street, Sydney,
                                        New South Wales, 2000

         Telex:                         AA24781

         Fax:                           (02) 9223 7688

         Attention:                     Manager - Mortgage Securitisation

         The parties may from time to time agree upon other means of transmitting notices under this Deed and in that event they will enter into a supplementary agreement as to relevant procedures before implementing the use of such other means.

17.4     CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

         17.4.1 The parties acknowledge and agree that all of the terms of the Trust Deed, this Deed, the Parameters and all procedures to be implemented pursuant to the provisions of the Trust Deed, this Deed and the Parameters shall be strictly confidential between the parties and they mutually covenant and agree that save as provided in clause 17.4.2 they will not disclose any of the same to any other person.

         17.4.2 No public announcement or communication relating to negotiations of the parties or the subject matter or the terms of this Deed or relating to the Trustee shall be made or authorised by or on behalf of the Originator without the prior written approval of the Trustee and/or the Manager.

         17.4.3 The Originator acknowledges that it has had an opportunity of inspecting a copy of the Trust Deed at the Manager's premises and further acknowledges that as a result thereof it is satisfied that it fully understands and comprehends it obligations arising from the Trust Deed and the references to it herein.

17.5     NON MERGER

         Except where expressly stated in this Deed, none of the rights of the Trustee or obligations of the Originator under this Deed shall merge or be extinguished upon the discharge variation or renewal of any Trust Mortgage in accordance with its terms or upon the termination of this Deed.

17.6     WAIVERS, REMEDIES CUMULATIVE

         Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of either party any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

17.7     STAMP DUTY

         The Originator shall pay out of its own funds all stamp duty (including any penalties) payable in respect of this Deed.

17.8     OTHER MORTGAGE ORIGINATION DEEDS

         The Originator acknowledges and agrees that in relation to the Fund the Manager may enter into one or more Mortgage Origination Deeds with other persons for the purposes of procuring the Trustee to purchase or advance moneys on the security of Approved Mortgages and the delegation by the Manager of the management of Approved Mortgages.

17.9     DATE FOR PERFORMANCE

         Where the date for performance by the Originator of any of its obligations under this Deed falls on a Saturday, Sunday or public holiday that date shall be extended to the next Banking Day.

17.10    TIME OF THE ESSENCE

         Time shall be of the essence of the performance of the Originator's obligations under this Deed.

17.11    SEVERABILITY

         If any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

17.12    GENERAL INDEMNITY

         Without limiting any other indemnity given by the Originator in this Deed the Originator hereby indemnifies and agrees to keep indemnified the Manager and the Trustee in respect of all claims losses (whether consequential or otherwise) damages demands and expenses which they or either of them may suffer or incur as a result of any breach non-performance or non-observance by the Originator of any of its obligations under this Deed.

17.13    COUNTERPARTS

         This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

18.      TRUSTEE'S COVENANT

18.1     THIS CLAUSE TO PREVAIL

         All provisions of this Deed shall have effect and be applied subject to clause 18.3.

18.2     DEFINITIONS FOR THE PURPOSES OF THIS CLAUSE

         For the purposes of clause 18.3:

         (a) "ASSETS" includes all assets, property and rights real or personal of any nature whatsoever; and

                  "OBLIGATIONS" means all obligations and liabilities of whatsoever kind undertaken or incurred by or devolving upon the Trustee under or in respect of this Deed or any Deed, Agreement or other instrument collateral herewith or given or entered into pursuant hereto; and

         (b) a reference to an action, failure to act, misconduct or breach by the Trustee includes a reference to any action, failure to act, misconduct or breach by any officer or employee of the Trustee.

18.3     LIMITATION ON LIABILITY

         The Trustee enters this Deed only as trustee of the Fund and, notwithstanding anything herein contained, the other parties hereto acknowledge and declare that the Obligations are undertaken or incurred by the Trustee severally in its capacity as trustee of the Fund and, accordingly, except for the Trustee's liability resulting from the Trustee's own negligent action, its own negligent failure to act, its own wilful misconduct in performing its obligations under this Deed or its own breach of the Trust Deed, the recourse of the other parties hereto against the Trustee in respect of any Obligation is limited severally to the Trustee's right of indemnity out of the Assets of the Fund.

18.4     TRUSTEE'S PERFORMANCE

         The Trustee agrees to act insofar as its obligations under the Trust Deed and generally as trustee of the Fund permit to facilitate the performance of this Deed by the Manager.

19.      GUARANTEE AND INDEMNITY

         If so required by the Manager and/or the Trustee the Originator shall procure a guarantee of its obligations under this Deed from such persons and in such form as required by either or both the Manager and the Trustee.

 EXECUTED as a deed.

THE COMMON SEAL of                           )
PERPETUAL           TRUSTEES                 )
AUSTRALIA LIMITED, ACN 000 431               )
827, was affixed in accordance with its      )
Articles of Association in the presence of:: )




 .................................................           .................................................
(Signature of Secretary/Director)                           (Signature of director)

 .................................................           .................................................
(Name of Secretary/Director in Full)                        (Name of director in Full)



THE COMMON SEAL of                         )
MACQUARIE           SECURITISATOIN         )
LIMITED, ACN 003 297 336, was              )
affixed in accordance with its Articles of )
Association in the presence of::           )



 .................................................           .................................................
(Signature of Secretary/Director)                           (Signature of director)

 .................................................           .................................................
(Name of Secretary/Director in Full)                        (Name of director in Full)


THE COMMON SEAL of                                      )
                                    ,                   )
ACN         , was affixed in accordance with            )
its Articles of Association in the presence of::        )
                                                        )



 .................................................
(Signature of Secretary/Director)                           .................................................
                                                            (Signature of director)
 .................................................
(Name of Secretary/Director in Full)                        .................................................
                                                            (Name of director in Full)


                                   SCHEDULE 1





ITEM 1               ORIGINATOR

               NAME:

               AUSTRALIAN COMPANY NUMBER:

               ADDRESS:

               FACSIMILE NO:



ITEM 2          MINIMUM PRINCIPAL AMOUNT OF TRUST MORTGAGES BY END OF
FIRST YEAR

               TEN MILLION DOLLARS ($10,000,000)

                                   SCHEDULE 6



                           P&I APPROVAL - SCHEDULE 6
--------------------------------------------------------------------------------
TO:

Application No:                   Date:                 Originator Loan No:

Lender:      PERPETUAL TRUSTEES AUSTRALIA LIMITED, 1 CASTLEREAGH ST, SYDNEY NSW

-------------------------------------------------------------------------------
We refer to your Application for an Approved Mortgage Loan dated 18/07/2001 and in accordance with the terms and conditions of the Mortgage Origination Deed between the Manager and you, we hereby make the following Offer to accept the Application into the PUMA Fund, subject to any special conditions indicated below, subject always to the Approved Mortgage Loan conforming with the provisions of the Parameters and the terms and conditions set out in the Mortgage Origination Deed and to your compliance with all other requirements of the Mortgage Origination Deed for the settlement of an Approved Application.



BORROWER(S): 1.                     2.










ADDRESS:

PURPOSE:

SECURITY:   1.
               Valuer:             Valuation Date:       Valuation Expiry Date:



GUARANTOR(S):


LOAN DETAILS:

  Account Number:

  Limit:                    LVR:        Contract Matdate:


  Amount

  Discount:

  Effective Rate:

  Elected Term:

  Fixed Period

  I/O Period:

  Discount Expiry Date:

  Payment Holiday Expiry Date:



MORTGAGE INSURANCE:
  Insurer:                  Mortgage Premium: $              MSL Premium:  $
                            Amendment Fee (payable by Borrower):           $0.00
  Borrower Premium: $0.00

  Total Payable:    $
   (Net RITC):

                           P&I APPROVAL - SCHEDULE 6


-------------------------------------------------------------------------------
TO:

Application No:               Date:                Originator Loan No:

Lender:
-------------------------------------------------------------------------------



ALL MORTGAGE INSURANCE CONDITIONS TO BE SATISFIED
SPECIAL CONDITIONS:










Please refer to the Annexure for rate and settlement details which are part of this offer in accordance with the Parameters and the terms and conditions of the Mortgage Origination Deed. If you wish to accept this Offer would you kindly sign and return by facsimilie transmission this offer by the close out time herein. If you have requested a rate and a settlement date (or indicated a floating rate in the application) please also sign the attached Annexure and return by facsimilie transmission within the nominated close out time herein. If you have not requested a rate and a settlement date, the Manager undertakes to quote a rate for all Accepted Mortgage Loans upon request from the Originator at least five (5) business days prior to the settlement date. This offer lapses if a rate is not requested 30 days after acceptance of this offer.


Offer Date:                 Close Out Date:

Authorised MSL Signatory:   Authorised MSL Signatory:

The Originator hereby accepts the Offer on the terms and condition set out herein. The Originator warrents that there are no material changes to the Original Application dated the 18/07/2001 which would preclude acceptance of the Mortgage into the PUMA Fund.

For and on behalf of the Originator:            Dated:

                                   SCHEDULE 8



P&I SETTLEMENT STATEMENT - SCHEDULE 8 - DATED

TO: MACQUARIE SECURITISATION LTD, LEVEL 22, 20 BOND STREET, SYDNEY NSW 2000

We advise the following details of an Approved Mortgage Loan for funding for purchase to the Mortgage Origination Deed between Macquarie Securitisation Ltd and Mortgage House of Australia Pty Ltd

Lender: PERPETUAL TRUSTEES AUSTRALIA LIMITED, 1 CASTLEREAGH ST, SYDNEY NSW

Application No:

Originator Loan No:

The Originator certifies that there have been no changes or amendments to loan details as describe in the Schedule 6 Loan Approval, offer date

Borrower(s):




Guarantor(s):

Loan Amount:  $

Security:     1.
                Valuer:        Valuation Date:        Valuation Expiry Date:


Builder Details:

Mortgage Insurer(s):  1.



Solicitors/Conveyancers name below will be providing a Solicitor's Certificate as to Title to the Trustee and the security documents for their review and custody following the funding of the Approved Mortgage Loan.

Firm:                  Address:

The Originator hereby certifies that the above details are true and correct and any special conditions of the Mortgage Insurer, the Originator and the Manager have been complied with and that subject to the receipt by the Manager of a satifactory Solicitor's Certificate as to Title the Approved Mortgage/Approved Mortgage Loan is in order to settle.


Authorised Signatory ............................
Mortgage House of Australia Pty Ltd      Dated:

-----------------------------------------------------------------------------
TO: PERPETUAL TRUSTEES AUSTRALIA LIMITED, 1 CASTLEREAGH ST, SYDNEY NSW

We advise the above details of an Approved Mortgage Loan/Approved Mortgage being made pursuant to the Trust Deed dated 13/07/1990 which established the PUMA Fund.

Macquarie Securitisation Ltd hereby certifies that, subject to the receipt of a Solicitors's Certificate from the above mentioned Solicitor and your satisfaction therewith, the above mortgage loan is an Authorised Investment being a loan secured by an Approved Mortgage which satisfied the criteria for an Approved Mortgage Loan. We also warrant that the additional terms and conditions imposed by the Mortgage Insurer have been complied with. Please acknowledge that Macquarie Bank Limited is the beneficial owner of the above mentioned Mortgage Facility.

Authorised Signatory  .....................  Authorised Signatory  .................
Macquarie Securitisation Ltd      Dated:      Macquarie Securitisation Ltd      Dated:

The Trustee confirms this Approved Mortgage Loan/Approved Mortgage is in order to settle.

Authorised Signatory  .....................
Perpetual Trustee Australia Limited          Dated: